Exhibit 10.6

18501 W. STANFORD ROAD

TRACY, CALIFORNIA

GROUND LEASE

1. BASIC TERMS. This Section 1 contains the Basic Terms of this Ground Lease (the “Lease”) between Landlord and Tenant, named below. Other Sections of the Lease referred to in this Section 1 explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

1.1. Effective Date of Lease: September 4, 2008

1.2. Landlord: First Industrial Pennsylvania, L.P., a Delaware limited partnership

1.3. Tenant: ADESA California, LLC, a California limited liability company

1.4. Guarantor: KAR Holdings, Inc., a Delaware corporation

1.5. Premises: Approximately 218.2978 acres of land legally described on Exhibit A attached hereto on which certain buildings and other improvements, all of which are (and, during the Term, as defined below, shall be) owned by Tenant, are located (all buildings and improvements, of any nature whatsoever are collectively referred to as the “Improvements”).

1.6. Lease Term: Twenty (20) years (“Term”), commencing September 4, 2008 (“Commencement Date”) and ending, subject to Sections 2.5, 18 and 21 below, on September 30, 2028 (“Expiration Date”). In the event that Tenant timely and properly exercises either or both Renewal Options (as defined below), then for purposes of this Lease, any reference to the Term shall mean the term of this Lease, as so extended to include either or both of the Renewal Terms (as defined below), as applicable.

1.7. Permitted Uses: Subject to (a) Section 4.1, (b) applicable zoning restrictions, and (c) any applicable private restrictions encumbering the Premises, any lawful purposes; provided, however, that if Tenant desires to use the Premises for any use other than the current use as of the date hereof including (which current use includes, but is not limited to, storage and auction of automobiles, trucks, recreational vehicles and boats, whether damaged or undamaged, and providing services to such vehicles in body shops, detail shops and mechanicals shops located at the Premises), then Tenant must first obtain Landlord’s consent, which consent shall not be withheld, conditioned or delayed unless such use creates a nuisance (e.g., by excessive production or emission of objectionable or unpleasant odors, smoke, dust, gas, light, noise or vibrations) or materially increases the risk of environmental contamination.

1.8. Tenant’s Broker: None

1.9. Security/Damage Deposit: $-0-.

1.10. Exhibits to Lease: The following exhibits are attached to and made a part of this Lease. Exhibit A (Legal Description); Exhibit B (Tenant Operations Inquiry Form); Exhibit C (Broom Clean Condition and Repair Requirements), Exhibit D (Other Leases); Exhibit E (Quit Claim Deed); Exhibit F (Quit Claim Bill of Sale); Exhibit G (Memorandum of Ground Lease); and Exhibit H (Schedule of Required Insurance).

2. LEASE OF PREMISES; RENT.

2.1. Lease of Premises for Lease Term. Landlord hereby leases the Premises to Tenant, and Tenant hereby rents the Premises from Landlord, for the Term and subject to the conditions of this Lease. Landlord and Tenant specifically acknowledge and agree that Landlord owns the Premises, but Tenant owns the Improvements located at, in or on the Premises as of the Commencement Date and at any time or from time to time during the Term (subject, however, to the provisions of Section 11 with respect to Alterations constructed or installed from and after the Commencement Date). Upon the Expiration Date or any earlier termination date of this Lease, (a) title to all Improvements shall immediately vest in Landlord, and (b) as an accommodation to Landlord, Tenant shall convey to Landlord, via both (i) a quit claim deed in the form attached hereto as Exhibit E and (ii) a quit claim bill of sale in the form attached hereto as Exhibit F, Tenant’s entire right, title and interest in, to and under any Improvements located on the Premises upon the Expiration Date or any earlier termination date of this Lease. On the Commencement Date, Landlord and Tenant shall record a Memorandum of Ground Lease in the form attached hereto as Exhibit G.

2.2. Types of Rental Payments. Tenant shall pay net base rent to Landlord in monthly installments, in advance, on the first day of each and every calendar month during the Term of this Lease (the “Base Rent”) in the amounts and for the periods as set forth below:

Rental Payments

Lease Period	Annual Base Rent	Monthly Base Rent
Year 1	$1,310,038	$109,169.83
Year 2	$1,310,038	$109,169.83
Year 3	$1,389,819	$115,818.25
Year 4	$1,389,819	$115,818.25
Year 5	$1,474,459	$122,871.58
Year 6	$1,474,459	$122,871.58
Year 7	$1,564,254	$130,354.50
Year 8	$1,564,254	$130,354.50
Year 9	$1,659,517	$138,293.08
Year 10	$1,659,517	$138,293.08
Year 11	$1,760,582	$146,715.17

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Rental Payments

Lease Period	Annual Base Rent	Monthly Base Rent
Year 12	$1,760,582	$146,715.17
Year 13	$1,867,801	$155,650.08
Year 14	$1,867,801	$155,650.08
Year 15	$1,981,550	$165,129.17
Year 16	$1,981,550	$165,129.17
Year 17	$2,102,227	$175,185.58
Year 18	$2,102,227	$175,185.58
Year 19	$2,230,252	$185,854.33
Year 20	$2,230,252	$185,854.33

Tenant shall also pay all Operating Expenses (defined below) and any other amounts owed by Tenant hereunder (collectively, “Additional Rent”). In the event any monthly installment of Base Rent or Additional Rent, or both, is not paid within ten (10) days of the date when due, a late charge in an amount equal to 5% of the then-delinquent installment of Base Rent and/or Additional Rent (the “Late Charge”; the Late Charge, Default Interest, as defined in Section 21.3 below, Base Rent and Additional Rent shall collectively be referred to as “Rent”) shall be paid by Tenant to Landlord. Landlord and Tenant agree that (a) such Late Charge and Default Interest are intended to compensate Landlord for additional administrative charges and other damages incurred by Landlord on account of such late payment and do not constitute a penalty, (b) the actual damages to be suffered by Landlord in the event of a late payment of Rent shall be difficult, if not impossible, to ascertain, and (c) that such Late Charge and Default Interest are a reasonable estimate of such charges and damages. Tenant shall deliver all Rent payments to Landlord at: c/o First Industrial Pennsylvania LP, P.O. Box 33098, Newark, NJ 07188-0098, or if sent by overnight courier, JP Morgan National Processing Ctr, 3rd Floor, 300 Harmon Meadow Boulevard, Secaucus, NJ 07094, Attn: FILP LBX 33098 (or to such other entity designated as Landlord’s management agent, if any, and if Landlord so appoints such a management agent, the “Agent”), or pursuant to such other directions as Landlord shall designate in this Lease or otherwise to Tenant not less than thirty (30) days in advance in writing.

2.3. Covenants Concerning Rental Payments; Initial and Final Rent Payments. Tenant shall pay the Rent promptly when due, without notice (except as otherwise expressly and specifically set forth herein) or demand, and without any abatement, deduction or setoff. No payment by Tenant, or receipt or acceptance by Agent or Landlord, of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or letter accompanying any payment be deemed an accord or satisfaction, and Agent or Landlord may accept such payment without prejudice to its right to recover the balance due or to pursue any

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other remedy available to Landlord. If the Commencement Date occurs on a day other than the first day of a calendar month, the Rent due for the first calendar month of the Term shall be prorated on a per diem basis (based on a 360 day, 12 month year) and paid to Landlord on the Commencement Date, and the Term will be extended to terminate on the last day of the calendar month in which the Expiration Date stated in Section 1.6 occurs.

2.4. Net Lease; Nonterminability.

2.4.1. This Lease is a complete “net lease,” and Tenant’s obligations arising or accruing during the Term of this Lease to pay all Base Rent, Additional Rent, and all other payments hereunder required to be made by Tenant shall be absolute and unconditional, and Tenant shall pay all Base Rent, Additional Rent and all other payments required to be made by Tenant under this Lease without notice (except as otherwise expressly and specifically set forth herein), demand, counterclaim, set-off, deduction, or defense; without abatement, suspension, deferment, diminution or reduction; and free from any charges, assessments, impositions, expenses or deductions of any and every kind of and nature whatsoever. The obligations of Landlord under this Lease are independent of Tenant’s obligations hereunder. All costs, expenses and obligations of every kind and nature whatsoever relating to the Premises and the appurtenances thereto and the use and occupancy thereof that may arise or become due during the Term (whether or not the same shall become payable during the Term of this Lease or thereafter) shall be paid by Tenant, and Landlord is not responsible for any costs, charges, expenses or outlays of any nature whatsoever arising during the Term from or relating to the Premises or the use or occupancy thereof. All of Landlord, Landlord’s mortgagee or lender, Agent and their respective employees, shareholders, officers, directors, members, managers, trustees, partners or principals, disclosed or undisclosed, and all of their respective successors and assigns (hereinafter collectively referred to, inclusive of Landlord, as the “Indemnitees” and each individually as an “Indemnitee”), are and shall be indemnified and saved harmless as provided below. The willful misconduct or gross negligence of any of the Indemnitees shall not be imputed to (x) Landlord’s mortgagee or lender and the Indemnitees of such mortgagee or lender or (y) any other Indemnitee not actually responsible for, or the cause of, such misconduct or gross negligence. Tenant assumes the sole responsibility during the Term for the condition, use, operation, repair, maintenance, replacement of any and all components and systems of, and the underletting and management of, the Premises. Tenant shall and hereby does indemnify, defend and hold the Indemnitees harmless from and against any and all Losses (defined below) actually incurred by any or all of the Indemnitees with respect to, and to the extent of, matters that arise or accrue with respect to the Term of this Lease and in connection with any or all of the ownership, maintenance, repair and operation of the Premises (whether or not the same shall become payable during the Term); and the Indemnitees shall have no (a) responsibility in respect thereof and (b) liability for damage to the property of Tenant or any subtenant of Tenant on any account or for any reason whatsoever, except in the event of (and then only to the extent of) such Indemnitee’s respective willful misconduct or gross negligence. The preceding indemnity shall survive the expiration or termination of this Lease. It is the purpose and intention of the parties to this Lease that the Base Rent due hereunder shall be absolutely net to the Landlord and Landlord shall have no obligation or responsibility, of any nature whatsoever, to perform any tenant improvements; to provide any services; or to perform any repairs, maintenance or replacements in, to, at, on or under the Premises, whether for the benefit of Tenant or any other party.

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2.4.2. Except as otherwise expressly provided in Sections 18 and 21 of this Lease, this Lease shall not terminate, nor shall Tenant have any right to terminate this Lease or to be released or discharged from any obligations or liabilities hereunder for any reason, including, without limitation: (i) any damage to or destruction of the Premises; (ii) any restriction, deprivation (including eviction) or prevention of, or any interference with, any use or the occupancy of the Premises (whether due to any default in, or failure of, Landlord’s title to the Premises or otherwise); (iii) any condemnation, requisition or other taking or sale of the use, occupancy or title of or to the Premises; (iv) any action, omission or breach on the part of Landlord under this Lease or any other agreement between Landlord and Tenant; (v) the inadequacy or failure of the description of the Premises to demise and let to Tenant the property intended to be leased hereby; (vi) any sale or other disposition of the Premises by Landlord; (vii) the impossibility or illegality of performance by Landlord or Tenant or both; (viii) any action of any court, administrative agency or other governmental authority; or (ix) any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding. Nothing in this paragraph shall be construed as an agreement by Tenant to perform any illegal act or to violate the order of any court, administrative agency or other governmental authority.

2.4.3. Tenant will remain obligated under this Lease in accordance with its terms, and will not take any action to terminate (except in accordance with the provisions of Section 18 of this Lease), rescind or avoid this Lease for any reason, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Landlord or any assignee of Landlord, or any action with respect to this Lease that may be taken by any receiver, trustee or liquidator or by any court. Tenant waives all rights at any time conferred by statute or otherwise to quit, terminate or surrender this Lease or the Premises, or to any abatement or deferment of any amount payable by Tenant hereunder, or for claims against any Indemnitee for any Losses suffered by Tenant on account of any cause referred to in this Section 2.4 or elsewhere in this Lease (except claims directly arising out of the gross negligence or willful misconduct by such Indemnitee).

2.5. Option to Renew.

2.5.1. Tenant shall have the two (2) consecutive options (each, a “Renewal Option” and collectively, the “Renewal Options”) to renew this Lease for a term of ten (10) years each (each, a “Renewal Term”), on all the same terms and conditions set forth in this Lease, except that initial Base Rent during the first twenty-four (24) months of any Renewal Term (“Initial Renewal Rent”) shall be equal to Fair Market Rent (as defined in Section 2.5.2 below); provided, however, (a) in no event may the Initial Renewal Rent, on a per annum basis, be any greater than 105% of the Base Rent in effect immediately preceding the commencement date of the then-applicable Renewal Term, nor shall the Initial Renewal Rent be any less than the Renewal Rent Floor, as defined below; and (b) as of the second anniversary of the commencement of each Renewal Term and on each second anniversary thereafter (i.e. every twenty-four (24) months) through the remainder of that Renewal Term, the Base Rent shall increase at the rate of three percent (3.0%) per annum, compounded annually, but actually effectuated and payable on a biennial basis, in the same manner as applies with respect to the adjustment of Base Rent during the initial Term. Tenant shall deliver written notice to Landlord of Tenant’s election to exercise a Renewal Option (“Renewal Notice”) not less than nine (9) months, nor more than twenty-four (24) months prior to the expiration date of the original Term or the then-current Renewal Term, as applicable; and if Tenant fails to timely deliver a Renewal Notice to Landlord, then Tenant shall automatically be deemed to have irrevocably waived and relinquished the Renewal Options.

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2.5.2. For the purposes of this Lease, “Fair Market Rent” shall be determined by Landlord, in its sole, but good faith, discretion based upon (a) the annual base rental rates then being charged in the industrial market sector of the geographic area where the Premises is situated for land only, without taking into account the value of any improvements thereon, which comparison land is utilized in a manner comparable to the then-applicable utilization of the Premises, (b) for a lease term commencing on or about the commencement date of the applicable Renewal Term and equal in duration to the applicable Renewal Term, and (c) taking into consideration: the geographic location, of the Premises; the extent of service to be provided to the proposed tenant thereunder; applicable distinctions between “gross” and “net” leases; the creditworthiness and quality of Tenant; leasing commissions; incentives being provided to tenants by landlords of comparable land in the geographic area in which the Premises is located; and any other relevant term or condition in making such evaluation, all as reasonably determined by Landlord. In no event, however (and notwithstanding any provision to the contrary in this Section 2.5), shall the Fair Market Rent be less than an amount equal to the Base Rent in effect during the one (1) year period immediately preceding the expiration date of the then-applicable term (the “Renewal Rent Floor”). Landlord shall notify Tenant of Landlord’s determination of Fair Market Rent for any Renewal Term, in writing (the “Base Rent Notice”) within sixty (60) days after receiving the applicable Renewal Notice.

2.5.3. Tenant shall then have thirty (30) days after Landlord’s delivery of the Base Rent Notice in which to advise Landlord, in writing (the “Base Rent Response Notice”), whether Tenant (i) is prepared to accept the Fair Market Rent established by Landlord in the Base Rent Notice and proceed to lease the Premises, during the Renewal Term, at that Fair Market Rent; or (ii) elects to withdraw and revoke its Renewal Notice, whereupon the Renewal Option shall automatically be rendered null and void; or (iii) elects to contest Landlord’s determination of Fair Market Rent. In the event that Tenant fails to timely deliver the Base Rent Response Notice, then Tenant shall automatically be deemed to have elected (i) above. Alternatively, if Tenant timely elects (ii), then this Lease shall expire on the original expiry date of the initial Term or the then current Renewal Term, as applicable. If, however, Tenant timely elects (iii), then the following provisions shall apply:

2.5.3.1. The Fair Market Rent shall be determined by either the Independent Brokers or the Determining Broker, as provided and defined below, but in no event shall the Fair Market Rent be less than the Renewal Rent Floor.

2.5.3.2. Within thirty (30) days after Tenant timely delivers its Base Rent Response Notice electing to contest Landlord’s determination of Fair Market Rent, each of Landlord and Tenant shall advise the other, in writing (the “Arbitration Notice”), of both (i) the identity of the individual that each of Landlord and Tenant, respectively, is designating to act as Landlord’s or Tenant’s, as the case may be, duly authorized representative for purposes of the determination of Fair Market Rent pursuant to this Section 2.5.3 (the “Representatives”); and (ii) a list of three (3) proposed licensed real estate brokers, any of which may serve as one of the Independent Brokers (collectively, the “Broker Candidates”). Each Broker Candidate:

(i)	shall be duly licensed in the jurisdiction in which the Premises is located;

(ii)

shall have at least five (5) years’ experience, on a full-time basis, leasing industrial space (warehouse/distribution/ancillary office) in the same general geographic area as that in which the Premises is located, and at

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least three (3) of those five (5) years of experience shall have been consecutive and shall have elapsed immediately preceding the date on which Tenant delivers the Renewal Notice; and

(iii)	shall be independent and have no then-pending (as of the date Landlord or Tenant designates the broker as a Broker Candidate) brokerage relationship, formal or informal, oral or written, with any or all of Landlord, Tenant, and any affiliates of either or both of Landlord and Tenant (“Brokerage Relationship”), nor may there have been any such Brokerage Relationship at any time during the two (2) year period immediately preceding the broker’s designation, by Landlord or Tenant, as a Broker Candidate.

2.5.3.3. Within fourteen (14) days after each of Landlord and Tenant delivers its Arbitration Notice to the other, Landlord and Tenant shall cause their respective Representatives to conduct a meeting at a mutually convenient time and location. At that meeting, the two (2) Representatives shall examine the list of six (6) Broker Candidates and shall each eliminate two (2) names from the list on a peremptory basis. In order to eliminate four (4) names, first, the Tenant’s Representative shall eliminate a name from the list and then the Landlord’s Representative shall eliminate a name therefrom. The two (2) Representatives shall alternate in eliminating names from the list of six (6) Broker Candidates in this manner until each of them has eliminated two (2) names. The two (2) Representatives shall immediately contact the remaining two (2) Broker Candidates (the “Independent Brokers”), and engage them, on behalf of Landlord and Tenant, to determine the Fair Market Rent in accordance with the provisions of this Section 2.5.3.

2.5.3.4. The Independent Brokers shall determine the Fair Market Rent within thirty (30) days of their appointment. Landlord and Tenant shall each make a written submission to the Independent Brokers, advising of the rate that the submitting party believes should be the Fair Market Rate, together with whatever written evidence or supporting data that the submitting party desires in order to justify its desired rate of Fair Market Rent; provided, in all events, however, that the aggregate maximum length of each party’s submission shall not exceed ten (10) pages (each such submission package, a “FMR Submission”). The Independent Brokers shall be obligated to choose one (1) of the parties’ specific proposed rates of Fair Market Rent, without being permitted to effectuate any compromise position.

2.5.3.5. In the event, however, that the Independent Brokers fail to reach agreement, within twenty (20) days after the date on which both Landlord and Tenant deliver the FMR Submissions to the Independent Brokers (the “Decision Period”), as to which of the two (2) proposed rates of Fair Market Rent should be selected, then, within five (5) days after the expiration of the Decision Period, the Independent Brokers shall jointly select a real estate broker who (x) meets all of the qualifications of a Broker Candidate, but was not included in the original list of six (6) Broker Candidates; and (y) is not affiliated with any or all of (A) either or both of the Independent Brokers and (B) the real estate brokerage companies with which either or both of the Independent Brokers is affiliated (the “Determining Broker”). The Independent Brokers shall engage the Determining Broker on behalf of Landlord and Tenant (but without expense to the Independent Brokers), and shall deliver the FMR Submissions to the Determining Broker within five (5) days after the date on which the Independent Brokers select the Determining Broker pursuant to the preceding sentence (the “Submission Period”).

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2.5.3.6. The Determining Broker shall make a determination of the Fair Market Rent within twenty (20) days after the date on which the Submission Period expires. The Determining Broker shall be required to select one of the parties’ specific proposed rates of Fair Market Rent, without being permitted to effectuate any compromise position.

2.5.3.7. The decision of the Independent Brokers or the Determining Broker, as the case may be, shall be conclusive and binding on Landlord and Tenant, and neither party shall have any right to contest or appeal such decision. Judgment may be entered, in a court of competent jurisdiction, upon the decision of the Independent Brokers or the Determining Broker, as the case may be.

2.5.3.8. In the event that the initial Term or the then-current Renewal Term, as applicable, expires and the subject Renewal Term commences prior to the date on which the Independent Brokers or the Determining Broker, as the case may be, renders their/its decision as to the Fair Market Rent, then from the commencement date of the subject Renewal Term through the date on which the Fair Market Rent is determined under this Section 2.5.3 (the “Determination Date”), Tenant shall pay monthly Base Rent to Landlord at a rate equal to 103% of the most recent rate of monthly Base Rent in effect on the expiration date of the initial Term or the immediately preceding Renewal Term, as applicable (the “Temporary Base Rent”). Within ten (10) business days after the Determination Date, Landlord shall pay to Tenant, or Tenant shall pay to Landlord, depending on whether the Fair Market Rent is less than or greater than the Temporary Base Rent, whatever sum that Landlord or Tenant, as the case may be, owes the other (the “Catch-Up Payment”), based on the Temporary Base Rent actually paid and the Fair Market Rent due (as determined by the Independent Brokers or the Determining Broker, as the case may be) during that portion of the Renewal Term that elapses before the Catch-Up Payment is paid, in full (together with interest thereon, as provided below). The Catch-Up Payment shall bear interest at the rate of Prime (defined below), plus two percent (2.0%) per annum, from the date each monthly component of the Catch-Up Payment would have been due, had the Fair Market Rent been determined prior to the commencement of the Renewal Term, through the date on which the Catch-Up Payment is paid, in full (inclusive of interest thereon). For purposes hereof, “Prime” shall mean the per annum rate of interest publicly announced by JPMorgan Chase Bank NA (or its successor), from time to time, as its “prime” or “base” or “reference” rate of interest.

2.5.3.9. The party whose proposed rate of Fair Market Rent is not selected by the Independent Brokers or the Determining Broker, as the case may be, shall bear all costs of all counsel, experts or other representatives that are retained by both parties, together with all other costs of the arbitration proceeding described in this Section 2.5.3, including, without limitation, the fees, costs and expenses imposed or incurred by any or all of the Independent Brokers and the Determining Broker.

2.5.3.10. Unless otherwise expressly agreed in writing, during the period of time that any arbitration proceeding is pending under this Section 2.5.3, Landlord and Tenant shall continue to comply with all those terms and provisions of this Lease that are not the subject of their dispute and arbitration proceeding, most specifically including, but not limited to, Tenant’s

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monetary obligations under this Lease; and, with respect to the payment of Base Rent during that portion of the Renewal Term that elapses during the pendency of any arbitration proceeding under this Section 2.5.3, the provisions of Section 2.5.3.8 shall apply.

2.5.3.11. During any period of time that an arbitration is pending or proceeding under this Section 2.5.3, Tenant shall have no right to assign this Lease or enter into any sublease for all or any portion of the Premises, notwithstanding any provision to the contrary in this Lease.

2.5.4. The Renewal Option is granted subject to all of the following conditions:

2.5.4.1. As of the date on which Tenant delivers any Renewal Notice and as of the commencement date of the applicable Renewal Term, there shall not exist any uncured Default by Tenant under this Lease.

2.5.4.2. There shall be no further right of renewal after the expiration of the second Renewal Term.

2.5.4.3. The Renewal Option is personal to Tenant and may only be exercised by Tenant or any assignee of Tenant (provided such assignment was made with Landlord’s prior written consent and otherwise in accordance with the requirements of Section 8 or made without Landlord’s consent but in accordance with Section 8).

2.5.4.4. The Premises shall be delivered to Tenant during the Renewal Term(s) on an “as-is” “where-is” basis, with no obligation on the part of Landlord to perform any tenant improvements at the Premises.

2.5.4.5. In the event that during the initial Term or the first Renewal Term, as the case may be, Tenant assigns this Lease to an unrelated third party in accordance with the provisions of Section 8 below, then as a condition precedent to the exercise of the first Renewal Term or the second Renewal Term, as applicable, the then-current Tenant shall cause an affiliated entity to act as a replacement guarantor under this Lease, in lieu of KAR Holdings, Inc. (“Replacement Guarantor”). The Replacement Guarantor shall be an entity that is approved by Landlord, in its sole, but reasonable, discretion. The Replacement Guarantor shall have a minimum net worth, as determined in accordance with generally accepted accounting principles (“GAAP Net Worth”), of Five Hundred Million Dollars ($500,000,000.00). Tenant shall cause the Replacement Guarantor to deliver to Landlord any and all documentation and information reasonably requested by Landlord in order to enable Landlord to assess the acceptability and financial condition of the proposed Replacement Guarantor and to evidence its compliance with GAAP Net Worth. If Landlord approves the proposed Replacement Guarantor, then (i) the Replacement Guarantor shall execute and deliver to Landlord substantively the same guaranty of this Lease as is executed and delivered to Landlord, by KAR Holdings, Inc. as of the date of this Lease; and (ii) Landlord shall cancel the original guaranty of this Lease, as provided by KAR Holdings, Inc. At no time during the Term shall Landlord have any obligation whatsoever to release KAR Holdings, Inc. as guarantor under this Lease except as specifically provided in this Section 2.5.4.5. Landlord and Tenant acknowledge and agree that the purpose of this provision is to ensure that KAR Holdings, Inc. shall not be required to continue to guaranty Tenant’s obligations under this Lease during the Renewal Terms if, as of the commencement

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date of the applicable Renewal Term, the tenant hereunder is no longer the original named Tenant, or any entity affiliated therewith. In the event that a Replacement Guarantor acceptable to Landlord is not provided by the then-current Tenant, such Tenant shall not have the option to extend the Term pursuant to the Renewal Option, the Lease will expire on the then-pending Expiration Date, and KAR Holdings, Inc. shall remain the Guarantor until the Expiration Date.

3. OPERATING EXPENSES.

3.1. Definitional Terms Relating to Additional Rent. For purposes of this Section and other relevant provisions of the Lease:

3.1.1. Operating Expenses. The term “Operating Expenses” shall mean all costs, expenses and charges of every kind or nature relating to, or incurred in connection with, the ownership, maintenance and operation of the Premises, including, but not limited to the following: (i) Taxes, as hereinafter defined in Section 3.1.2; (ii) dues, fees or other costs and expenses, of any nature, due and payable to any association or comparable entity to which Landlord, as owner of the Premises, is a member or otherwise belongs and that governs or controls any aspect of the ownership and operation of the Premises; and (iii) any real estate taxes and common area maintenance expenses levied against, or attributable to, the Premises under any declaration of covenants, conditions and restrictions, reciprocal easement agreement or comparable arrangement that encumbers and benefits the Premises and other real property (e.g. a business park). Under no circumstances, however, shall Operating Expenses include: (i) depreciation or amortization on the Premises or any fixtures or equipment installed therein, (ii) federal, state, or local income, margin, revenue, franchise, gift, transfer, excise, capital stock, estate, succession, or inheritance taxes, (iii) interest on debt or amortization payments on any mortgages or deeds of trust or any other debt for borrowed money, and costs or any expenses incurred by Landlord in connection with such debt and liens, including, without limitation, late charges, default fees and prepayment penalties or premiums (iv) costs, fines or penalties incurred because Landlord violated any governmental rule or authority; (v) costs or expenses of a partnership, or other entity, which constitutes Landlord, which costs or expenses are not directly related to the Premises (such as accounting fees, tax returns, and income taxes of such entity); (vi) any sums that Landlord is required to pay Tenant pursuant to any other written agreement between Landlord and Tenant; (vii) costs of capital expenditures; (viii) ground rent; (ix) legal fees, architectural fees and engineering fees; (x) any cost or expenditure arising from the gross negligence or willful misconduct of Landlord; (xi) costs of repairs occasioned by fire, windstorm, other casualty or condemnation to the extent of insurance or condemnation proceeds actually received; (xii) costs, overhead and profit paid to subsidiaries or affiliates of Landlord for supplies or other materials, to the extent that the costs of the services, supplies, or materials exceed the amount customarily charged by an independent entity for such services, supplies, or materials; (xiii) advertising and promotional expenditures; (xiv) costs of any items for which Landlord receives reimbursement from any source, insurance proceeds, warranties or condemnation awards; (xv) costs of defending any lawsuits with any mortgagee, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Premises or Improvements, and costs (including attorneys’ fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential or actual claims, litigation or arbitrations respecting Landlord; (xvi) any amounts payable by Landlord by way of indemnity for damages; (xvii) costs not billed to Tenant within twenty-four (24) months of the date incurred; (xviii) expenses incurred by Landlord that are not directly related to the Premises or its operations including, without limitation, compensation paid to employees of Landlord; and (xix) other

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expenses that, under generally accepted accounting principles consistently applied, would not be considered normal maintenance, repair, management, or operation expenses for industrial property in the geographic area in which the Premises is located; however, Operating Expenses shall include those expenses, if any, incurred by Landlord in order to perform or provide any services required of Landlord under this Lease or to provide any services that (x) are specifically requested by Tenant and (y) Landlord elects to provide, upon Tenant’s request, it being understood that Landlord is under no obligation to provide any such services (including, but not limited to, a portion of the compensation paid to employees performing or providing such services, pro-rated to reflect the extent of the employee’s time spent performing or providing such services). If Landlord receives any cash discounts, trade discounts or guaranty discounts in the purchase of any utilities, services, or goods, such discount shall be reflected in the Operating Expenses; provided, however, that Landlord shall have no obligation, of any nature whatsoever, to seek or procure any such discounts referenced above. Notwithstanding the exclusions to Operating Expenses stated in this Section 3.1.1, in no event does Landlord, nor shall Landlord, have any maintenance, repair, replacement or similar obligations with respect to the Land, Improvements, or Premises, except as expressly and specifically set forth in this Lease.

3.1.2. Taxes.

3.1.2.1. The term “Taxes” shall mean (i) all governmental taxes, assessments, fees and charges of every kind or nature (other than Landlord’s federal, state, or local income, margin, revenue, franchise, gift, transfer, excise, capital stock, estate, succession, or inheritance taxes income taxes), whether general, special, ordinary or extraordinary, due at any time or from time to time, during the Term and any extensions thereof, in connection with the ownership, leasing, or operation of the Premises, or of the personal property and equipment located therein or used in connection therewith; and (ii) any reasonable, out-of-pocket expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Premises (if Tenant does not exercise its right to contest the Taxes). For purposes hereof, Tenant shall be responsible for any Taxes that are due and payable at any time or from time to time during the Term (including, but not limited to, those Taxes that accrue prior to the Commencement Date), and for any Taxes that are assessed, become a lien, or accrue during any Operating Year (regardless of when payable), which obligation shall survive the termination or expiration of this Lease. Without in any way limiting Tenant’s obligation to pay any and all Taxes, Tenant hereby acknowledges that Tenant shall be solely responsible for any increase in Taxes which is the result of the loss of any tax abatement owed to, or expected by, Tenant pursuant to any tax abatement agreement to which Tenant is a party. To the extent that any retroactive tax liability arises pursuant to any tax abatement agreement to which Tenant is a party, Tenant shall be and remain liable for such retroactive liability, regardless of whether said liability relates to a period of time or accrued prior to, or following, the Commencement Date. Notwithstanding the foregoing or anything to the contrary herein, Tenant shall be entitled to the benefits of all existing and future reduction or abatement of Taxes to the extent such reductions and abatements are granted by the applicable taxing authority.

3.1.2.2. Each of Landlord and Tenant shall have the right to contest the amount or validity, in whole or in part, of any Tax or to seek a reduction in the valuation of the Premises as assessed for real estate property tax purposes by appropriate proceedings diligently conducted in good faith (but only after the deposit or payment, whether under protest or otherwise, of any amounts required by applicable law to stay or prevent collection activities), provided the right of

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Tenant to perform any such contest shall be first and prior to the right of Landlord hereunder. If either party hereto elects to initiate any proceeding referred to in this Section 3.1.2.2 (in such case, such party is referred to herein as the “Contesting Party”), such Contesting Party shall promptly so advise the other party hereto (in such case, such party is referred to herein as the “Non-Contesting Party”) in writing (such notice being referred to herein as a “Contest Notice”), but such Non-Contesting Party shall not be required to join such proceeding, except to the extent required by law, in which event such Non-Contesting Party shall, upon written request by the Contesting Party, join in such proceedings or permit the same to be brought in its name, all at the Contesting Party’s sole expense. Tenant shall have the right to reject any Contest Notice provided by Landlord and to initiate the proceedings contemplated by Landlord’s Contest Notice by providing Landlord with written notice of such rejection within ten (10) business days of Tenant’s receipt of such a Contest Notice, in which case Landlord agrees that it shall not initiate or continue to pursue such proceedings and, instead, Tenant shall do so. The Non-Contesting Party, as applicable, agrees to provide, at the Contesting Party’s expense, whatever assistance the Contesting Party may reasonably require in connection with any such contest initiated by such Contesting Party. The Contesting Party, as applicable, covenants that the Non-Contesting Party shall not suffer or sustain any out-of-pocket costs or expenses (including attorneys’ fees) or any liability in connection with any such proceeding initiated by the Contesting Party. No such contest initiated by the Contesting Party shall subject the Non-Contesting Party to any civil liability or the risk of any criminal liability or forfeiture.

3.1.3. Operating Year. The term “Operating Year” shall mean the calendar year commencing January 1st of each year during the Term. If the Commencement Date occurs on a date other than the first day of an Operating Year, then the first Operating Year under this Lease shall be that period of time from the Commencement Date through December 31st of the Operating Year in which the Commencement Date occurs. If, however, the Expiration Date is other than December 31st, then the last Operating Year shall commence on January 1st of the year in which the Expiration Date occurs and end on the Expiration Date.

3.2. Payment of Operating Expenses. Tenant shall be responsible for any Operating Expenses that are due and payable at any time or from time to time during the Term and for any Operating Expenses that are assessed, become a lien, or accrue during any Operating Year, which obligation shall survive the termination or expiration of this Lease. Landlord shall have the right, at any time or from time to time throughout the Term, to direct Tenant to pay any or all of the Operating Expenses on a direct basis, to the provider or taxing authority, as the case may be, rather than to pay Operating Expenses to Landlord. The Operating Expenses and any other sums due and payable under this Lease shall be adjusted upon receipt of the actual bills therefor, and the obligations of this Section 3 shall survive the termination or expiration of the Lease.

3.3. Operating Expense Audit. As soon as is reasonably practical after each Operating Year, and provided that Tenant has paid some or all Operating Expenses to Landlord, rather than making payment directly to the provider or taxing authority, as the case may be, Landlord shall provide Tenant with a statement (a “Statement”) setting forth Tenant’s actual ultimate liability for Operating Expenses for the subject Operating Year. If Tenant disputes the amount set forth in a given Statement, Tenant shall have the right, at Tenant’s sole expense (except as otherwise specifically provided below), to cause Landlord’s books and records with respect to the particular Operating Year that is the subject of that particular Statement to be audited (the “Audit”) by a certified public accountant mutually acceptable to Landlord and Tenant (the “Accountant”), provided Tenant (i) has

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not defaulted under this Lease and failed to cure such default on a timely basis and (ii) delivers written notice (an “Audit Notice”) to Landlord on or prior to the date that is ninety (90) days after Landlord delivers the Statement in question to Tenant (such 90-day period, the “Response Period”). If Tenant fails to timely deliver an Audit Notice with respect to a given Statement, then Tenant’s right to undertake an Audit with respect to that Statement and the Operating Year to which that particular Statement relates shall automatically and irrevocably be waived. Any Statement shall be final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct, at the end of the applicable Response Period, unless prior thereto, Tenant timely delivers an Audit Notice with respect to the then-applicable Statement. If Tenant timely delivers an Audit Notice, Tenant must commence such Audit within one hundred twenty (120) days after the Audit Notice is delivered to Landlord, and the Audit must be completed within one hundred twenty (120) days of the date on which it is begun. If Tenant fails, for any reason, to commence and complete the Audit within such periods, the Statement that Tenant elected to Audit shall be deemed final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct. The Audit shall take place at the offices of Landlord where its books and records are located, at a mutually convenient time during Landlord’s regular business hours. Before conducting the Audit, Tenant must pay the full amount of Operating Expenses billed under the Statement then in question. Tenant hereby covenants and agrees that the Accountant engaged by Tenant to conduct the Audit shall be compensated on an hourly basis and shall not be compensated based upon a percentage of overcharges it discovers. If an Audit is conducted in a timely manner, such Audit shall be deemed final and binding upon Landlord and Tenant and shall, as between the parties, be conclusively deemed correct. If the results of the Audit reveal that the Tenant’s ultimate liability for Operating Expenses does not equal the aggregate amount of Additional Rent actually paid by Tenant to Landlord, for Operating Expenses, during the Operating Year that is the subject of the Audit, the appropriate adjustment shall be made between Landlord and Tenant, and any payment required to be made by Landlord or Tenant to the other shall be made within thirty (30) days after the Accountant’s determination. In no event shall this Lease be terminable nor shall Landlord be liable for damages based upon any disagreement regarding an adjustment of Operating Expenses. In the event, however, that any Audit timely and properly performed by Tenant results in Tenant’s receiving a refund of Operating Expenses in excess of three percent (3.0%) of the aggregate amount of Operating Expenses actually paid to Landlord by Tenant during the Operating Year with respect to which the Audit is performed, then Landlord shall be obligated to reimburse Tenant for the actual, documented cost of the Audit. Tenant agrees that the results of any Audit shall be kept strictly confidential by Tenant and shall not be disclosed to any other person or entity.

4. USE OF PREMISES.

4.1. Use of Premises. The Premises shall be used by the Tenant for the purpose(s) set forth in Section 1.7 above and for no other purpose whatsoever. Tenant shall not, at any time, use or occupy, or suffer or permit anyone to use or occupy, the Premises, or do or permit anything to be done in the Premises, in any manner that may (a) violate any Certificate of Occupancy (or comparable certification or authorization issued by any governmental authority asserting jurisdiction over the Premises), for the Premises; (b) cause injury to, or in any way impair the value or proper utilization of, all or any portion of the Premises; (c) constitute a violation of the laws and requirements of any public authority or the requirements of insurance bodies, or any covenant, condition or restriction affecting the Premises; (d) exceed the load bearing capacity of the floor of the Improvements; or (e) have any detrimental environmental effect on the Premises that arises out of a violation or violations of any Laws (as defined below). On or prior to the date hereof, Tenant has completed and delivered for the

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benefit of Landlord a “Tenant Operations Inquiry Form” in the form attached hereto as Exhibit B describing the nature of Tenant’s proposed business operations at the Premises, which form is intended to, and shall be, relied upon by Landlord. From time to time during the Term (but no more often than once in any twelve month period, unless Tenant is in default hereunder or unless Tenant assigns this Lease or subleases all or any portion of the Premises, whether or not in accordance with Section 8), Tenant shall provide an updated and current Tenant Operations Inquiry Form upon Landlord’s request.

4.2. Signage. At all times during the Term, any and all signage must fully comply with all applicable laws, regulations and ordinances. Tenant shall remove all signs of Tenant upon the expiration or earlier termination of this Lease and immediately repair any damage to the Premises caused by, or resulting from, such removal.

4.3. Liens. During the Term, Tenant will promptly, but no later than thirty (30) days after the date Tenant first has actual knowledge of the filing thereof, or such shorter period as shall prevent the forfeiture of the Premises, remove and discharge of record, by bond or otherwise, any charge, lien, security interest or encumbrance upon any of the Premises, Base Rent and Additional Rent which charge, lien, security interest or encumbrance arises for any reason, including, but not limited to, all liens that arise out of the possession, use, occupancy, construction, repair or rebuilding of the Premises or by reason of labor or materials furnished, or claimed to have been furnished, to Tenant for the Premises, but not including any encumbrances expressly permitted under this Lease or any charge, lien security interest or encumbrance created as the result of any act or omission of Landlord or in connection with any work performed or indebtedness incurred by or on behalf of Landlord. Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to or for the performance of any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Premises or any part thereof. Notice is hereby given that, during the Term, Landlord will not be liable for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding an interest in the Premises or any part thereof through or under Tenant, and that no mechanics or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in and to the Premises. In the event of the failure of Tenant to discharge any charge, lien, security interest or encumbrances as aforesaid, Landlord may discharge such items by payment or bond or both, and Section 24.4 hereof shall apply. Provided Tenant is diligently contesting any such lien or encumbrance in accordance with applicable law, in lieu of a bond Tenant shall have the option to deposit cash with Landlord in an amount sufficient to fully discharge such lien or encumbrance (as reasonably determined by Landlord, the “Lien Deposit”), which Lien Deposit may be used by Landlord to discharge, settle or otherwise satisfy the applicable lien or encumbrance at any time after the commencement of foreclosure proceedings or before forfeiture of the Premises or any portion thereof.

4.4. Restrictive Covenants. Throughout the Term, Tenant shall be responsible, at its sole cost and expense, for material compliance with the terms, provisions and requirements imposed on the owner of the Land under any and all restrictive covenants, deed restrictions and other private restrictions encumbering the Premises (collectively, “Restrictive Covenants”), and Tenant shall also be responsible for the timely payment of any assessments, maintenance charges or costs imposed, under any Restrictive Covenants, on the owner of the Land.

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5. CONDITION AND DELIVERY OF PREMISES. Tenant agrees that Tenant (or an affiliate thereof) is the former owner of the Premises; as a result, Tenant is familiar with the condition of the Premises, and Tenant hereby accepts the foregoing on a strictly “AS-IS,” “WHERE-IS” basis. Tenant acknowledges that neither Landlord nor Agent, nor any representative of Landlord, has made any representation as to the condition of the foregoing or the suitability of the foregoing for Tenant’s intended use. Tenant represents and warrants that Tenant has made its own inspection of the foregoing. At no time during the Term shall either Landlord or Agent be obligated to make any repairs, replacements or improvements (whether structural or otherwise) of any kind or nature to the foregoing in connection with, or in consideration of, this Lease, except to the extent any such repair, replacement or improvement shall be necessitated as the direct result of any gross negligence or willful misconduct of Landlord or Agent or any Indemnitee. Tenant hereby waives all rights under the provisions of Sections 1941 and 1942 of the California Civil Code to (i) cause the Landlord to make any replacements or repairs or take other actions in relation to the Premises, (ii) make replacements or repairs or take other actions at Landlord’s expense, or (iii) vacate the Premises.

6. SUBORDINATION; ESTOPPEL CERTIFICATES; ATTORNMENT.

6.1. Subordination and Attornment. This Lease is and shall be subject and subordinate at all times to (a) all ground leases or underlying leases that may now exist or hereafter be executed affecting the Premises and (b) any mortgage or deed of trust that may now exist or hereafter be placed upon, and encumber, any or all of (x) the Premises; (y) any ground leases or underlying leases for the benefit of the Premises; and (z) all or any portion of Landlord’s interest or estate in any of said items; provided, however, that the foregoing provision shall only be applicable with respect to those mortgages, deeds of trust, and leases as to which Tenant has been provided a reasonable, normal and customary Subordination, Non Disturbance and Attornment Agreement (the “SNDA”). No SNDA shall impose any economic obligations on Tenant in addition to those economic obligations imposed under this Lease, nor may any SNDA require any change in, or modification of, this Lease that shall impose any material obligation or responsibility on Tenant. Tenant shall join with any such lessor, mortgagee or trustee and execute promptly (and, in any event, within ten (10) business days after receipt of a written request therefor) an SNDA.

6.2. Estoppel Certificate. Each party hereto agrees, from time to time and within ten (10) business days after request by the other party hereto, to deliver to the requesting party, or the requesting party’s designee, an estoppel certificate in reasonable, normal and customary form, as reasonably requested by the requesting party, with such modifications as may be necessary to make such certificate factually accurate. Failure by the party to whom such request has been made to timely execute and deliver such certificate shall automatically constitute an acceptance by such party that the statements included therein are true and correct without exception.

6.3. Transfer by Landlord. In the event of a sale or conveyance by Landlord of the Premises, the same shall operate to release Landlord from any future liability for any of the covenants or conditions, express or implied, herein contained in favor of Tenant and arising from and after the date of such conveyance, and in such event Tenant agrees to look solely to Landlord’s successor in interest (“Successor Landlord”) with respect thereto and agrees to attorn to such successor.

7. QUIET ENJOYMENT. Subject to the provisions of this Lease, so long as Tenant pays all of the Rent and performs all of its other obligations hereunder on a timely basis (subject to any applicable notice and cure periods provided in this Lease), Tenant shall not be disturbed in its possession of the Premises by Landlord, Agent or any other person lawfully claiming through or under Landlord.

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8. ASSIGNMENT AND SUBLETTING; LEASEHOLD MORTGAGE.

8.1. Prohibition. Tenant acknowledges that this Lease and the Rent due under this Lease have been agreed to by Landlord in reliance upon (a) Tenant’s reputation and creditworthiness, (b) the Guarantor’s execution and delivery of the Guaranty (defined in Section 20.2); and (c) upon the continued operation of the Premises by Tenant for the particular use set forth in Section 1.7 above; therefore, except as expressly permitted below in this Section 8, Tenant shall not, whether voluntarily, or by operation of law, assign or otherwise transfer, mortgage, encumber or pledge all or any portion of its interest under this Lease. Any purported assignment, mortgage, transfer or pledge requiring, but made without, the prior written consent of Landlord, and where applicable, Landlord’s lender, shall be absolutely null and void. No assignment of this Lease (including one permitted pursuant to Section 8.3 below) shall be effective and valid unless and until the assignee executes and delivers to Landlord any and all documentation reasonably required by Landlord (and, if applicable, its lender) in order to evidence assignee’s assumption of all obligations of Tenant hereunder. Any consent by Landlord (and, if applicable, its lender) to a particular assignment, mortgage, transfer or pledge shall not constitute consent or approval of any subsequent assignment, mortgage, transfer or pledge. No consent by Landlord (and, if applicable, its lender) to any assignment or sublease, whether pursuant to this Section 8.1 or Section 8.3, shall be deemed to release either or both of (A) Tenant from its obligations hereunder and (B) Guarantor from its obligations under its Guaranty, as defined below; and (x) Tenant shall remain fully liable for performance and satisfaction of all obligations and liabilities under this Lease; and (y) except as otherwise expressly provided in Section 2.5.4.5 above, Guarantor shall remain fully liable for performance and satisfaction of all obligations and liabilities under the Guaranty.

8.2. Rights of Landlord. If this Lease is assigned, or if the Premises (or any part thereof) are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord or Agent may (without prejudice to, or waiver of Landlord’s rights), Tenant hereby authorizes Landlord to collect Rent from the assignee or, after default by Tenant under this Lease, from the subtenant or occupant. Landlord or Agent may apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Section 8.2.

8.3. Permitted Transfers. The provisions of Section 8.1 shall not apply to (a) a transfer or an assignment of this Lease in connection with the sale of substantially all the original Tenant’s assets if: (I) such sale of assets occurs on an arms’-length basis, to an unrelated third party, and is for a bona fide business purpose and not primarily to transfer Tenant’s interest in this Lease; and (II) upon the consummation of the transfer or assignment, the transferee or assignee is, in the sole, but reasonable determination of Landlord (and its lender, if applicable), capable of satisfying all of Tenant’s obligations hereunder; (b) an assignment of this Lease to a successor to Tenant by merger, consolidation, reorganization or similar corporate restructuring or to an entity that controls, is controlled by, or is under common control with, Tenant; or (c) a subletting of the Premises or any part thereof. In the case of an assignment or sublease that is expressly permitted pursuant to (a) or (c) of this Section 8.3, Tenant shall nevertheless be required to provide Landlord with notice of such assignment or sublease and a true and complete copy of the fully-executed documentation pursuant to

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which the assignment or sublease, as applicable, has been effectuated within ten (10) business days after the effective date of such assignment or sublease. Any permitted transferee under (a) of this Section 8.3 shall execute and deliver to Landlord any and all documentation reasonably required by Landlord in order to evidence assignee’s assumption of all obligations of Tenant hereunder and to evidence the assignee’s compliance (or ability to comply) with (a)(II) above. Notwithstanding anything to the contrary contained in this Section 8.3, in no event may Tenant assign, mortgage, transfer, pledge or sublease this Lease to any entity whatsoever if, at the time of such assignment, mortgage, transfer, pledge or sublease, a Default has occurred and remains continuing under this Lease.

8.4. Financing of Leasehold Interest and Improvements. At no time during the Term shall Tenant have the right to encumber (whether by mortgage, deed of trust, trust deed, pledge or other security interest) all or any portion of either or both of (x) its leasehold interest in the Premises and (y) any or all of its fee simple or other interest in any Improvements. Landlord shall have no obligation, of any nature whatsoever, or under any circumstances, to permit Tenant to encumber (whether by mortgage, deed of trust, trust deed or other security interest) all or any portion of either or both of (x) and (y) above.

9. COMPLIANCE WITH LAWS.

9.1. Compliance with Laws. During the Term, Tenant shall, at its sole expense (regardless of the cost thereof), comply in all material respects with all applicable local, state and federal laws, rules and regulations now or hereafter in force and all applicable judicial and administrative decisions in connection with the enforcement thereof pertaining to either or both of the Premises and Tenant’s use and occupancy thereof (collectively, “Laws”), whether such Laws (a) concern or address matters of an environmental nature; (b) require the making of any structural, unforeseen or extraordinary changes; and (c) involve a change of policy on the part of the body enacting the same, including, in all instances described in (a) through (c), but not limited to, the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.). If any license or permit is required by Law for the conduct of Tenant’s business in the Premises, Tenant, at its expense, shall timely procure such license, and shall maintain such license or permit in good standing throughout the Term. Tenant shall give prompt notice to Landlord of any written notice it receives of the alleged material violation of any Law with respect to either or both of the Premises and the use or occupation thereof.

9.2. Hazardous Materials. If, at any time or from time to time prior to (but during the ownership of the Premises by Tenant or its affiliate), during the Term, any Hazardous Material (defined below) is (or was, as the case may be) generated, transported, stored, used, treated or disposed of at, to, from, on or in the Premises: (i) Tenant shall, at its own cost, at all times comply (and cause Tenant’s Parties to comply) in all material respects with all Laws relating to Hazardous Materials, and Tenant shall further, at its own cost, obtain and maintain in full force and effect at all times all permits and other approvals required in connection therewith; and (ii) Tenant shall promptly provide Landlord or Agent, upon receipt of written request therefor, with complete copies of all valid and effective written permits or agreements with, from or issued by any governmental authority or agency (federal, state or local) or any private entity relating in any way to the past (during the ownership of the Premises by Tenant or its affiliates) or a current (from time to time throughout the Term) material release or threat of material release of Hazardous Materials on or in the Premises or any portion of the

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Premises, or the generation, transportation, treatment, or disposal at, on, in or from the Premises, of any Hazardous Materials. Landlord, Agent and their respective agents and employees shall have the right to either or both (x) enter the Premises (with such notice as may be required under Section 16 except in the event of an emergency presenting, in Landlord’s good faith determination, an imminent threat of bodily injury, death, or destruction of property) and (y), at Landlord’s sole cost and expense, conduct appropriate tests for the purposes of ascertaining Tenant’s compliance with all applicable Laws or permits relating in any way to the generation, transport, storage, use, treatment, disposal or presence of Hazardous Materials on, at, in or from all or any portion of the Premises; however, Landlord shall not exercise the foregoing right unless (A) Tenant is in Default hereunder or (B) Landlord is pursuing a sale or financing of the Premises (and, in the case of a potential sale or financing, Landlord may provide to a potential third party buyer or lender the right to perform normal and customary environmental due diligence at and on the Premises); or (C) Landlord has a reasonable and good faith basis to believe that Tenant has materially failed to comply with its obligations under this Section 9.2; provided, however, in the event that the written results of the tests conducted by or on behalf of Landlord under this Section 9.2(iii)(y) expressly and specifically validate Landlord’s belief that Tenant has materially failed to comply with its obligations under this Section 9.2, Tenant shall promptly reimburse Landlord for Landlord’s out-of-pocket costs and fees incurred in connection with such tests within ten (10) business days of receipt of written demand therefor.

9.3. Storage Tanks. Tenant shall, throughout the Term and at its sole cost and expense, maintain and monitor any and all underground storage tanks, aboveground storage tanks, any subsurface containment structures, clarifiers, oil-water separators, and all related systems (including dispensers) and equipment located on the Premises and used, at any time, to collect or store Hazardous Materials (collectively, “Storage Tanks”) in compliance with all applicable Laws. Within ninety (90) days of the expiration or earlier termination of this Lease (provided that such 90-day period may be extended to the extent necessary to obtain permits or authorizations required by Environmental Law to remove the Storage Tanks), Landlord may, at Landlord’s sole cost and expense, (A) cause the complete removal of all Storage Tanks from the Premises, which removal shall be performed in compliance with all applicable Laws, and (B) take any and all actions necessary to close out the registration of the Storage Tanks in compliance with all applicable Laws and procure a Certificate of Closure (or equivalent governmental certification or confirmation) from the applicable governmental authority, confirming that the Storage Tanks are no longer registered as such with the applicable State. In the event Hazardous Materials related to Tenant’s operations of the Storage Tanks is confirmed above applicable industrial use standards allowed under Law (the “Contamination”), Tenant shall reimburse Landlord for all reasonable and documented out-of-pocket costs to investigate and remediate the Contamination, provided Tenant shall not be liable for any releases of Hazardous Materials caused by or related to Landlord’s removal of the Storage Tanks. Any remediation of the Storage Tanks shall be conducted under applicable non-residential use clean-up standards allowed pursuant to applicable Laws (the “Cleanup Standards”). In the event Landlord determines that remediation is required for Contamination from the Storage Tanks and Landlord seeks reimbursement from Tenant for the cost thereof in accordance with the provisions of this Section 9.3, prior to the submission of any documents, reports or other correspondence to any government agency (“Submittals”), Landlord shall provide draft copies to Tenant and allow Tenant at least ten (10) business days for Tenant’s review and approval, which approval shall not be unreasonably denied, conditioned or delayed. Landlord shall incorporate any reasonable comments proposed by Tenant, provided that such comments are received within ten (10) business days of Tenant’s receipt of the Submittals. Further, if Tenant does not approve the Submittals or provide comments within ten (10) business days of Tenant’s receipt of same,

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Tenant shall be deemed to have approved such Submittals. Tenant’s liability related to any investigation or remediation of the Contamination shall terminate upon the procurement and delivery to Landlord of a so-called “No Further Action” letter or its equivalent from the applicable governmental authority. If the jurisdiction in which the Contamination is located does not routinely issue a “No Further Action” letter or its equivalent, Tenant’s liability related to any investigation or remediation of the Contamination shall terminate upon achieving compliance with applicable Cleanup Standards as such compliance is reasonably determined by Tenant, acting in good faith, which determination by Tenant shall be subject to Landlord’s approval, which approval shall not be unnecessarily withheld.

9.4. Tenant’s Remediation. Tenant covenants to investigate, clean up and otherwise remediate, at Tenant’s sole expense, any material release of Hazardous Materials occurring in, at, on and under the Premises during the Term of which Tenant has actual knowledge, as well as any material release of Hazardous Materials that occurred in, at, on and under the Premises prior to the Term, but which release is identified, cited, or determined to exist at any time during the Term. Such investigation and remediation shall be performed only after Tenant has obtained Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, and Tenant shall afford Landlord the reasonable opportunity to participate in any such investigation and remediation. All remediation shall be performed in compliance with all applicable Laws. Prior to the submission of any Submittals to any government agency, Tenant shall provide draft copies to Landlord and allow Landlord at least ten (10) business days for Landlord’s review and approval, which approval shall not be unreasonably denied, conditioned or delayed. Tenant shall incorporate any reasonable comments proposed by Landlord provided that such comments are received within ten (10) business days of Landlord’s receipt of the Submittals. Further, if Landlord does not approve the Submittals or provide comments within ten (10) business days of Landlord’s receipt of same, Landlord shall be deemed to have approved such Submittals. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any material claims (defined, for purposes of this Section 9.4 only, as a $25,000 penalty or fine for any individual settlement agreement, consent decree or other compromise) relating to any Hazardous Materials in any way connected to the Premises without first obtaining Landlord’s written consent (which consent may be given or withheld in Landlord’s sole, but reasonable, discretion), and affording Landlord the reasonable opportunity to participate in any such proceedings. Additionally, with respect to this Section 9.4, Tenant may not agree to encumber the Premises with any environmental deed restrictions or other environmental land use controls without Landlord’s written consent, which consent may be given in Landlord’s sole, but reasonable, discretion.

9.5. Definitions. As used herein, the term “Hazardous Material” means any pollutant, contaminant, pesticide, petroleum or petroleum product or by product, radioactive substance, hazardous or extremely hazardous waste, dangerous or toxic waste, and any substance or material regulated, listed, limited or prohibited under any Environmental Law, including without limitation: (i) asbestos, asbestos-containing material, presumed asbestos-containing material, polychlorinated biphenyls, solvents and waste oil; (ii) any “hazardous substance” as defined under CERCLA; and (iii) any “hazardous waste” as defined under RCRA; the term “Environmental Law” means any present and future federal, state or local statute, regulation or ordinance or final court order issued with respect to Tenant and/or the Premises, which pertains to environmental matters or contamination of any type whatsoever, as such has been amended, modified or supplemented from time to time (including all present and future amendments thereto and re-authorizations thereof), including, without limitation,

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those relating to: (i) the manufacture, processing, use, distribution, treatment, storage, disposal, generation or transportation of Hazardous Materials; (ii) air, soil, surface, subsurface, groundwater or noise pollution; (iii) Releases; (iv) protection of wildlife, endangered species, wetlands or natural resources; (v) Containers; and (vi) notification requirements relating to the foregoing; the term “Release” means any discharge, emission, escape, injection, leak, migration, spill, dumping or other release of any Hazardous Material into the environment, except as allowed or permitted under applicable Environmental Laws or Environmental Permits; the term “Environmental Permit” means any license, certificate, permit, directive, registration, government approval, agreement, authorization or consent which is required under or is issued pursuant to an Environmental Law; and the term “Container” means any (i) above-ground or underground storage tank and related equipment; or (ii) barrel, drum, container, clarifier, oil/water separator or piping containing or previously containing any Hazardous Material.

9.6. Indemnity. Except to the extent same may be directly caused or contributed to by the gross negligence or willful misconduct of an Indemnitee, Tenant hereby defends, indemnifies and holds harmless the Indemnitees from and against any and all Losses of whatever kind and nature that any or all of the Indemnitees suffers or incurs as a result of, or due to, or because of either or both of (a) any accident, occurrence, condition involving, or release of, Hazardous Materials in, on or from the Premises prior to or during the Term and (b) the presence in, on or under or migration from the Premises prior to or during the Term of any Hazardous Materials, including, without limitation, in the case of either or both of (a) and (b) any such Losses (x) arising out of any injury or death to any person or damage to any property or (y) requiring (i) remediation, investigation, removal or treatment or (ii) any other remedial action or (iii) payment of any fine under the terms of any applicable Laws or any regulation, rule, guidance or directive of any federal, state or local governmental authority. Notwithstanding anything to the contrary contained in this Lease, the provisions of this Section 9.6 will survive the termination or expiration of this Lease and the surrender of the Premises by Tenant.

9.7. Survival. The undertakings, covenants and obligations imposed on Tenant under this Section 9 shall survive the termination or expiration of this Lease.

10. INSURANCE.

10.1. Policies. Tenant shall purchase, at its own expense, and keep in force at all times during this Lease the policies of insurance described on Exhibit H attached hereto and incorporated herein (collectively, “Tenant’s Policies”). All Tenant’s Policies shall (a) be issued by an insurance company with a Best rating of excellent (A- or better) and shall be licensed to do business in the state in which the Premises is located; (b) provide that said insurance shall not be canceled or materially modified unless 30 days’ prior written notice shall have been given to Landlord; and (c) provide for deductible amounts as set forth in Exhibit H, though Landlord acknowledges that Tenant shall have the right to make reasonable changes to same from time to time in connection with comparable changes made to its overall risk management program. The Tenant’s Policies providing either or both commercial property insurance and commercial general/garage or excess liability insurance shall: (1) provide coverage on an occurrence basis, except for employee benefits liability insurance (under the garage insurance program) which may be on a claims-made basis; (2) except as otherwise specifically provided below, name all of (i) Landlord; (ii) First Industrial Realty Trust, Inc., but only during such period of time as Landlord is an entity related to, or affiliated with, First Industrial Realty Trust, Inc.; and (iii) Landlord’s lender, if applicable, as additional insureds; (3)

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provide coverage, to the extent reasonably insurable, for the indemnity obligations of Tenant under this Lease; (4) contain a separation of insured parties provision (under Tenant’s commercial general or excess liability policy, but not under Tenant’s commercial property insurance policy); (5) be primary, not contributing with, and not in excess of, coverage that Landlord may carry; and (6) provide coverage, with no exclusion, for a pollution incident arising from a hostile fire, and if applicable, contain a hostile fire endorsement. Certificates of Insurance and applicable endorsements, including, without limitation, an “Additional Insured-Managers or Landlords of Premises” endorsement, evidencing Tenant’s Policies shall be delivered to Landlord prior to the Commencement Date and renewals thereof shall be delivered to Landlord’s Corporate and Regional Notice Addresses (as set forth on the signature page of this Lease) within thirty (30) days of the renewal date thereof. In the event that Tenant fails, at any time or from time to time, to comply with the requirements of the preceding sentence, Landlord may order such insurance and charge the out-of-pocket cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand, as Additional Rent. Tenant shall give prompt notice to Landlord and Agent of any significant (as determined by Tenant in the exercise of its reasonable judgment) bodily injury, death, significant (as determined by Tenant in the exercise of its reasonable judgment) personal injury, advertising injury or material property damage occurring in and about the Premises of which Tenant has actual knowledge. Notwithstanding anything to the contrary contained in this Section 10, upon the occurrence of a Default, Landlord shall have the right, upon written notice to Tenant, to purchase the aforementioned Tenant’s Policies on Tenant’s behalf and charge the out-of-pocket cost thereof to Tenant, which amounts shall be payable by Tenant to Landlord, upon demand, as Additional Rent.

10.2. Blanket Policies. Notwithstanding anything to the contrary contained in this Section 10, Tenant’s obligation to carry insurance may be satisfied by coverage under a so-called “blanket policy” or policies of insurance; provided, however, that all insurance certificates provided by Tenant to Landlord pursuant to Section 10.1 above shall reflect that Tenant has been afforded coverage specifically with respect to the Premises. If Tenant elects to satisfy any of its insurance obligations with a blanket policy or policies, such blanket policies shall contain one or more specific endorsements that (a) name Landlord, First Industrial Realty Trust, Inc. (but only during such period of time as Landlord is an entity related to, or affiliated with, First Industrial Realty Trust, Inc.), and Landlord’s lender as an additional insureds, and (b) reference the Premises.

10.3. Landlord Procurement of Insurance. In the event Tenant fails to maintain same in accordance with the terms of this Section 10, Landlord shall have the right, at any time during the Term and upon sixty (60) days’ prior written notice to Tenant, to elect to provide and carry the insurance described in Exhibit H. In such event, Tenant shall be obligated to reimburse Landlord, as Additional Rent, for any and all premiums that Landlord pays for such insurance coverage, and Tenant shall be relieved of its obligation hereunder to maintain such insurance. Tenant shall pay such reimbursement to Landlord within ten (10) business days after Landlord’s delivery to Tenant of written demand therefor. Notwithstanding any other provision of this Lease, Landlord and Tenant agree that under no circumstances whatsoever is or shall Landlord be required to maintain any insurance, of any nature whatsoever, with respect to any Improvements located on or at the Premises at any time, or from time to time, during the Term. Further, Landlord and Tenant agree that Landlord shall not, at any time or from time to time during the Term, nor under any circumstances, have (or be deemed to have) any premises liability for any bodily injury or property damage occurring in, at, on or upon the Premises.

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10.4. Waiver of Subrogation. Notwithstanding anything to the contrary in this Lease, Tenant hereby waives its rights of recovery (if any) against Landlord and its officers, directors, constituent partners, members, agents and employees, and Tenant further waives such rights against (a) each lessor under any ground or underlying lease encumbering the Premises and (b) each lender under any mortgage or deed of trust or other lien encumbering the Premises (or any portion thereof or interest therein), to the extent any loss is insured against or required to be insured against under this Lease, including, but not limited to, losses, deductibles or self-insured retentions covered by Tenant’s commercial property, general liability, automobile liability or workers’ compensation policies described above. This provision is intended to waive, fully and for the benefit of Landlord, any and all rights and claims that might give rise to a right of subrogation by any insurance carrier. Tenant shall cause its respective insurance policy(ies) to be endorsed to evidence compliance with such waiver.

11. ALTERATIONS.

11.1. Alterations. Tenant may, from time to time at its sole expense, make alterations or improvements in and to the Premises (hereinafter collectively referred to as “Alterations”), without first procuring Landlord’s consent, provided that:

(i)	the cost to demolish such Alterations, whether pursuant to a single occurrence or a series of occurrences during the Term, will not exceed the amount of $761,650.05 (“Alterations Cap”); and, therefore, require the delivery of a Demo Bid, as defined below;

(ii)	such Alterations are necessary and appropriate, in Tenant’s reasonable and good faith determination, for utilization in connection with Tenant’s then-current use of the Premises, provided that such use is in compliance with Sections 1.7 and 4.1 of this Lease; and

(iii)	Tenant, in every instance, complies with the terms and conditions of Section 11.3 below.

In connection with Tenant’s potential election to perform Alterations from time to time throughout the Term, Landlord and Tenant have agreed that, as a general matter, Tenant shall have the right to perform Alterations, subject to the requirements imposed under this Section 11; however, Landlord is concerned that the Alterations so performed and constructed by Tenant not significantly increase the cost that Landlord shall incur, upon the Expiration Date or any earlier termination of this Lease, to demolish and remove the Improvements located on the Premises. As a result, Landlord and Tenant have agreed that, when the cost that will be incurred to demolish (i) the then-planned Alterations will exceed the Alterations Cap, or (ii) any then-planned Alterations, together with the cost to demolish any other Alterations that (x) Tenant previously constructed or installed and (y) did not require Landlord’s consent hereunder, will exceed the Alterations Cap, then Tenant may not proceed with the then-planned Alterations without first procuring (A) Landlord’s consent thereto and (B) and delivering to Landlord a bid from a duly-licensed contractor, reasonably acceptable to Landlord, of the demolition cost that would be incurred in order to demolish the Alterations described in (i) or (ii) above, as applicable (each, a “Demo Bid”). In each and every instance that Tenant contemplates the installation or construction of potential Alterations, Tenant shall use its reasonable and good faith efforts to determine, on an up-front basis, whether or not the then-contemplated Alterations shall cause (i) or (ii) to become applicable and, therefore, whether or not Tenant shall be required to provide a Demo Bid to Landlord.

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11.2. Consent to Alterations. If Landlord’s consent is required for any Alterations, Landlord shall not unreasonably withhold its consent to any such Alterations: (i) reasonably required in order to accommodate a sublease or an assignment of this Lease (provided such assignment or sublease is permitted hereunder); or (ii) reasonably required in order to accommodate Tenant’s business operations at the Premises, which business operations comply with Sections 1.7 and 4.1 of this Lease.

11.3. Other Requirements. Before proceeding with any Alterations, Tenant shall (i) at Tenant’s expense, obtain all necessary governmental permits and certificates for the commencement and prosecution of Alterations; (ii) if Landlord’s consent is required for the planned Alteration, submit to Landlord, for its written approval, working drawings, plans and specifications and all permits for the work to be done and Tenant shall not proceed with such Alterations until it has received Landlord’s approval; (iii) cause those contractors, materialmen and suppliers engaged to perform the Alterations to maintain policies of builders risk, commercial general liability insurance (providing the same coverages as required in Section 10 above) and workers’ compensation insurance; (iv) cause the Alterations to be performed in compliance with (a) all applicable permits, Laws and requirements of public authorities and (b) any private restrictions encumbering the Premises, as evidenced by a document recorded against the Premises (as well as any other real property) and (v) cause the Alterations to be diligently performed in a good and workmanlike manner, using materials and equipment at least equal in quality and class to those existing as of the date of this Lease. Upon the completion of any Alterations, Tenant shall provide Landlord with “as built” plans (with respect to vertical improvements), if Tenant procures such as-built plans; copies of all construction contracts, governmental permits and certificates and proof of payment for all labor and materials, including, without limitation, copies of paid invoices and final lien waivers. The parties do not intend that the making of Alterations shall: (A) constitute income to Landlord; or (B) result in a deferral or denial of some or all of the federal, state or municipal income tax deductions that Landlord would otherwise be permitted to report with respect to the Premises or this Lease; or (C) cause this Lease not to be a true lease for federal income tax purposes. Notwithstanding anything herein to the contrary, Landlord reserves the right to withhold its consent to any proposed Alteration (for which Landlord’s consent is required) if Landlord, acting in good faith, reasonably concludes that the making or financing of such Alterations would result in some or all of federal, state or municipal income tax deductions which Landlord would otherwise be permitted to report with respect to the Premises or this Lease being deferred or denied or cause this Lease not to be a true lease for federal income tax purposes.

12. CELLULAR TOWERS. At any time and from time to time throughout the Term, Landlord shall have the right to erect or cause to be erected one or more cellular towers, at its expense, on the Premises (each and collectively, a “Landlord Cell Tower”). No such Landlord Cell Tower shall constitute a portion of the Improvements under this Lease and, therefore, Landlord shall own all Landlord Cell Towers. Landlord’s right to erect, install, operate and maintain any Landlord Cell Tower shall be subject to the following:

(i)	The location of each Landlord Cell Tower shall be initially satisfactory to Tenant in its sole, but reasonable, discretion;

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(ii)	No Landlord Cell Tower may be constructed in a location, or operated in a manner, that shall interfere with the Tenant’s day-to-day operation of its business or use of the Premises or Improvements in accordance with the terms of this Lease, as such determination is made by Tenant in its sole, but reasonable, discretion;

(iii)	Landlord shall have the unilateral right to enter into leases with third parties, for utilization of all or some portion of any Landlord Cell Tower and Landlord shall have the right to retain any and all income, of any nature whatsoever, generated from or by the utilization and operation of all Landlord Cell Towers;

(iv)	Neither Tenant nor any of its affiliates, owners, partners, directors, officers, agents or employees shall be liable to Landlord or any other party for any Losses or any incidental, consequential, punitive, special or other similarly speculative damages arising out of or relating to any Landlord Cell Tower, irrespective of the cause of such injury, damage or loss. Further, neither Tenant nor any of its affiliates, owners, partners, directors, officers, agents or employees shall be liable to Landlord or any other party (a) for any damage caused by other persons in, upon or about the any Landlord Cell Tower, or caused by operations in construction of any public or quasi-public work involving any Landlord Cell Tower; (b) for any defect in any Landlord Cell Tower; (c) for injury or damage to person or property caused by any reason whatsoever relating directly or indirectly to any Landlord Cell Tower; and

(v)	Landlord hereby indemnifies, defends, and holds Tenant and all of its affiliates, owners, partners, directors, officers, agents and employees (collectively, the “Tenant Indemnitees”) harmless from and against any and all Losses arising from or in connection with any or all of: (a) the erection, installation, construction, presence, operation, maintenance or lack of maintenance of any or all Landlord Cell Towers located on the Premises from time to time during the Term; (b) any accident, injury or damage whatsoever occurring during the Term in, at or upon any or all Landlord Cell Towers and caused by anyone other than Tenant or any Tenant’s Party; and (c) any violation or alleged violation by any or all Landlord Cell Towers of any Law (collectively, “Landlord’s Indemnified Matters”). In case any action or proceeding is brought against any or all of the Tenant Indemnitees by reason of any of Landlord’s Indemnified Matters, Landlord, upon receipt of written notice from Tenant, shall resist and defend such action or proceeding by counsel reasonably satisfactory to Tenant. The preceding indemnity shall survive the expiration or termination of the Term.

From and after the Commencement Date, Tenant shall have no further right, of any nature, to erect or cause the erection of any cellular towers on the Premises.

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13. TENANT’S REPAIRS AND MAINTENANCE. Tenant acknowledges that, with full awareness of its obligations under this Lease, and in light of the fact that Landlord acquired the Premises from Tenant (or an affiliate of Tenant) as of the Commencement Date, Tenant has accepted the condition, state of repair and appearance of the Premises. Except for events of damage, destruction or casualty to the Premises (as addressed in Section 18 below) Tenant agrees that, at its sole expense and throughout the Term, it shall put, keep and maintain the Premises, including any Alterations and any altered, rebuilt, additional or substituted building, structures and other improvements thereto or thereon in such a manner and condition as will comply with all Laws.

14. UTILITIES. Tenant shall purchase all utility services and shall provide for garbage, cleaning and extermination services. Tenant shall pay the utility charges for the Premises directly to the utility or municipality providing such service, all charges shall be paid by Tenant before they become delinquent. Tenant shall be solely responsible for the repair and maintenance of any meters necessary in connection with such services. Tenant’s use of electrical energy in the Premises shall not, at any time, exceed the capacity of either or both of (x) any of the electrical conductors and equipment in or otherwise servicing the Premises; and (y) the HVAC systems of the Premises.

15. INVOLUNTARY CESSATION OF SERVICES. Landlord reserves the right, without any liability to Tenant and without affecting Tenant’s covenants and obligations hereunder, to stop service of any or all of the services provided by Landlord under this Lease, whenever and for so long as may be necessary by reason of (i) accidents, emergencies, strikes, or (ii) any other cause beyond Landlord’s reasonable control. Further, it is also understood and agreed that Landlord or Agent shall have no liability or responsibility for a cessation of any services to the Premises that occurs as a result of causes beyond Landlord’s or Agent’s reasonable control. No such interruption of any service shall be deemed an eviction or disturbance of Tenant’s use and possession of the Premises or any part thereof, or render Landlord or Agent liable to Tenant for damages, or relieve Tenant from performance of Tenant’s obligations under this Lease, including, but not limited to, the obligation to pay Rent.

16. LANDLORD’S RIGHTS. Upon reasonable prior notice to Tenant (which may be delivered telephonically) and as long as Landlord does not unreasonably interfere with Tenant’s operations, Landlord, Agent and their respective agents, employees and representatives shall have the right to enter and/or pass through the Premises during normal business hours (except in the event of emergency for which no prior notice is required) to examine and inspect the Premises and to show it to actual and prospective lenders, prospective purchasers of the Premises or providers of capital to Landlord and its affiliates; and in connection with the foregoing and subject to Tenant’s reasonable consent as to the location of same, to install a sign at or on the Premises to advertise the Premises for sale. During the period of six months prior to the Expiration Date (or at any time, if Tenant has abandoned the Premises or is otherwise in Default under this Lease), Landlord and its agents may exhibit the Premises to prospective tenants during normal business hours and upon reasonable prior notice to Tenant (which may be delivered telephonically).

17. NON-LIABILITY AND INDEMNIFICATION.

17.1. Non-Liability. Except (and only if and) to the extent directly caused by the willful misconduct or gross negligence of Landlord or Agent or any other Indemnitee, none of Landlord, Agent, any other managing agent, or their respective affiliates, owners, partners, directors,

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officers, agents and employees shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss. Further, except (and only if and) to the extent directly caused by the willful misconduct or gross negligence of Landlord or Agent or any other Indemnitee, none of Landlord, Agent, any other managing agent, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant (a) for any damage caused by other persons in, upon or about the Premises, or caused by operations in construction of any public or quasi-public work; (b) with respect to matters for which Landlord is liable, for consequential or indirect damages purportedly arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant; (c) for any defect in the Premises; (d) for injury or damage to person or property caused by fire, or theft, or resulting from the operation of HVAC or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, snow, ice, or dampness, that may leak or flow from any part of the Premises, or from the pipes, appliances or plumbing work of the same.

17.2. Tenant Indemnification. Except in the event of (and only if and) to the extent directly caused by Landlord’s or Agent’s or any other Indemnitee gross negligence or willful misconduct, and in addition to the indemnity set forth in Section 9.2 above, Tenant hereby indemnifies, defends, and holds all Indemnitees harmless from and against any and all Losses arising from or in connection with any or all of: (a) Tenant’s operation of the Premises during the Term; (b) Tenant’s conduct or management of the Premises or any business therein, or any work or Alterations done, or any condition created by any or all of Tenant and any or all of its member, partners, officers, directors, employees, invitees, managers, contractors, and representatives (collectively, “Tenant’s Parties”), in or about the Premises during the Term; (c) any act, omission or negligence during the Term of any or all of Tenant and Tenant’s Parties; (d) any accident, injury or damage whatsoever occurring during the Term in, at or upon the Premises and caused by any or all of Tenant and Tenant’s Parties; (e) any breach by Tenant of any or all of its warranties, representations and covenants under this Lease; (f) any actions necessary to protect Landlord’s interest under this Lease in a bankruptcy proceeding or other proceeding under the Bankruptcy Code relating to this Lease or Tenant; (g) any violation or alleged violation by any or all of Tenant and Tenant’s Parties of any Law; and (h) any claims made against Landlord by any third party contractor engaged by Tenant (collectively, “Tenant’s Indemnified Matters”). In case any action or proceeding is brought against any or all of the Indemnitees by reason of any of Tenant’s Indemnified Matters, Tenant, upon receipt of written notice from any or all of Landlord, Agent or any Landlord’s lender, shall resist and defend such action or proceeding by counsel reasonably satisfactory to Landlord. The term “Losses” shall mean all claims, demands, expenses, actions, judgments, damages (actual, but not incidental, consequential, punitive, special or other similarly speculative damages), penalties or fines imposed by any Law, liabilities, losses of every kind and nature (other than incidental, consequential, punitive, special or other similarly speculative damages), suits, administrative proceedings, out-of-pocket costs and fees, including, without limitation, reasonable attorneys’ and consultants’ fees and expenses, and the out-of-pocket costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing indemnity or, as may be applicable based on the context in which the term “Losses” is used, any other indemnity herein. The provisions of this Section 17.2 shall survive the expiration or termination of this Lease.

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18. CASUALTY AND CONDEMNATION.

18.1. Casualty. If any Improvements shall be damaged or destroyed by fire or other casualty (each, a “Casualty”), Tenant shall have the right to elect to either (a) repair, rebuild or replace such Improvements or (b) retain the proceeds of any insurance recovered by reason of such damage to, or such destruction of, the Improvements, whichever Tenant deems necessary or desirable, in Tenant’s sole and absolute discretion. Tenant shall advise Landlord, in writing, promptly upon the occurrence of any casualty, and Tenant shall subsequently (within ninety (90) days of the occurrence of the casualty), advise Landlord whether Tenant elects (a) or (b) above in connection with that casualty. In the event that Tenant elects (a) above, then the requirements of Section 11.3 shall apply with respect to any repairs and restoration that Tenant pursues. If Tenant elects (b), then Tenant shall be obligated to promptly demolish the affected Improvements, at Tenant’s sole cost and expense. Any and all demolition shall be performed in compliance with all Laws and all demolition debris shall be removed from the Premises, also in compliance with all applicable Laws. Regardless of the nature of extent of any casualty, Tenant shall not have the right to terminate this Lease. Tenant hereby waives the provisions of Sections 1932(2) and 1933(4) of the California Civil Code and any and all other provisions of law from time to time in effect during the Term relating to the effect on leases of partial or total destruction of leased premises. Landlord and Tenant agree that their respective rights upon any damage or destruction of the Premises shall be those specifically set forth herein.

18.2. Condemnation. If more than twenty percent (20%) of the gross square footage comprising the Premises as of the Commencement Date is taken or condemned for any public use under any Law or by right of eminent domain, or by private purchase in lieu thereof (in any case, a “Material Taking”), then Tenant shall have the right to terminate this Lease by so advising Landlord, in writing (“Taking Termination Notice”), within ninety (90) days of the first date on which Tenant receives written notice of the Material Taking, whereupon the termination shall be effective on the date that Tenant states in its Taking Termination Notice (“Taking Termination Date”), but in no event may such stated Taking Termination Date be later than one hundred eighty (180) days after the date of the delivery of the Taking Termination Notice. If Tenant elects to timely deliver the Taking Termination Notice, there shall be no abatement of Rent prior to the Taking Termination Date. If Tenant fails to timely deliver the Taking Termination Notice, then Tenant shall automatically and irrevocably be deemed to have waived its right to terminate this Lease as a result of the Material Taking, whereupon for purposes of this Lease from and after the waiver of the termination option, (a) the Material Taking shall instead be treated as a Partial Taking, as discussed below, and (b) the Award (as defined below) shall be paid in the manner described below. If (i) any portion of the Premises is taken or condemned for any public use under any Law or by right of eminent domain, or by private purchase in lieu thereof, but a Material Taking does not occur; or (ii) all or any portion of any Improvements then located on the Premises is taken or condemned for any public use under any Law or by right of eminent domain, or by private purchase in lieu thereof (in the case of (i) or (ii), a “Partial Taking”), neither Landlord nor Tenant shall have any right to terminate this Lease.

In the event of a Material Taking, Landlord shall be entitled to any and all payment, income, rent or award, or any interest therein whatsoever, which may be paid or made in connection with such a taking (“Award”) and Tenant shall (x) have no claim against Landlord for the value of any unexpired portion of this Lease nor (y) have any claim to all or any portion of the Award. Notwithstanding the preceding sentence, however, any compensation specifically and independently awarded to Tenant for loss of business or goodwill, for its personal property or otherwise shall be the

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property of Tenant, and Tenant shall have the right to separately and independently seek such compensation, so long as any such compensation paid to Tenant does not reduce Landlord’s Award.

If a Partial Taking occurs, but such Partial Taking involves and affects only the Premises, without involving or affecting any of the Improvements, then the entire Award shall be paid to Landlord.

If a Partial Taking occurs, such Partial Taking affects and involves both the Premises and the Improvements, and the applicable governmental authority either (i) issues a single Award for the Partial Taking, or pays a single purchase price, if the Partial Taking is a purchase in lieu of formal governmental action (for purposes of this Section 18, such a purchase price shall also constitute an Award), and that governmental entity specifies an allocation of the Award between the value of the portion of the Premises taken (to be paid to Landlord) and the value of the portion of the Improvements taken (to be paid to Tenant), or (ii) issues separate and distinct Awards for the value of the Premises and the value of the Improvements taken, respectively, then Landlord and Tenant shall be bound by the determination of that governmental authority and either (1) the Award shall be shared between Landlord and Tenant in accordance with the government-directed allocation of value between Premises and Improvements, or (2) the separate and distinct Awards shall be paid to Landlord (for the value of the Premises taken) and paid to Tenant (for the value of the Improvements taken), and neither Landlord nor Tenant shall have any right to contest the determination of the governmental authorities allocation of the Award (whether by way of a single Award or the issue of two separate and distinct Awards).

If, however, a Partial Taking occurs that affects and involves both the Premises and the Improvements, and the applicable governmental authority fails or refuses to either (1) allocate its single Award between value as to the portion of the Premises that is the subject of the Partial Taking and value of the portion of the Improvements that is the subject of the Partial Taking or (2) issue separate and distinct Awards for the portion of the Premises that is the subject of the Partial Taking and the value of the portion of the Improvements that is the subject of the Partial Taking, then Landlord and Tenant shall allocate the single Award between them, as follows: (A) first, the sum of $1.60 per square foot of the Premises so taken shall be paid to Landlord from the Award; and (B) second, Landlord shall receive 33.59% and Tenant shall receive 66.41% of the remainder of the Award.

If a Partial Taking occurs (or if a Material Taking occurs, but this Lease is not terminated), then the Rent due hereunder shall be ratably adjusted, effective as of the effective date of the Taking . Such adjustment shall be on a proportionate basis, reducing the annual Base Rent by the percentage that is represented by the fraction in which the numerator is the aggregate number of square feet comprising that portion of the Premises that is the subject of the Taking and the denominator is the aggregate number of square feet comprising the Premises immediately preceding the Taking.

Landlord and Tenant hereby waive any statutory right in conflict with the provisions of this Section 18.2, including, without limitation, rights under California Code of Civil Procedure Sections 1265.110, 1265.120 and 1265.130.

19. SURRENDER AND HOLDOVER. On the last day of the Term, or upon any earlier termination of this Lease, or upon any repossession of the Premises by Landlord hereunder: (a) Tenant shall quit and surrender the Premises to Landlord “broom-clean” (as defined by Exhibit B, attached

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hereto and incorporated herein by reference), and in a condition that would reasonably be expected with normal and customary use in accordance with prudent operating practices and in accordance with the covenants and requirements imposed under this Lease, subject only to ordinary wear and tear (as is attributable to deterioration by reason of time and use, in spite of Tenant’s reasonable care); (b) Tenant shall remove all of Tenant’s personal property therefrom, except as otherwise expressly provided in this Lease; (c) Tenant shall remove from the Premises all motor vehicles of any nature whatsoever (including, but not limited to, automobiles, trucks, recreational vehicles and boats); and (d) Tenant shall surrender to Landlord any and all keys, access cards, computer codes or any other items used to access the Premises. Upon prior notice (which may be delivered telephonically) and as long as Landlord does not unreasonably interfere with Tenant’s operations, Landlord shall be permitted to inspect the Premises during normal business hours in order to verify compliance with this Section 19 at any time prior to (x) the Expiration Date, (y) the effective date of any earlier termination of this Lease, or (z) the surrender date otherwise agreed to in writing by Landlord and Tenant. The obligations imposed under the first sentence of this Section 19 shall survive the termination or expiration of this Lease. If Tenant remains in possession after the Expiration Date hereof or after any earlier termination date of this Lease or of Tenant’s right to possession (collectively, the “Termination Date”): (i) Tenant shall be deemed a tenant-at-will; (ii) Tenant shall pay the Holdover Percentage (as defined below) multiplied by the aggregate of all Rent last prevailing hereunder, and also shall pay all actual damages (but not incidental, consequential, punitive, special or other similarly speculative damages) sustained by Landlord, directly by reason of Tenant’s remaining in possession after the expiration or termination of this Lease; (iii) there shall be no renewal or extension of this Lease by operation of law; and (iv) the tenancy-at-will may be terminated by either party hereto upon 30 days’ prior written notice given by the terminating party to the non-terminating party. As used herein, the “Holdover Percentage” shall mean either (A) during the first ninety (90) days after the Termination Date, 125% or (B) from and after ninety-one (91) days after the Termination Date, 150%. The provisions of this Section 19 shall not constitute a waiver by Landlord of any re-entry rights of Landlord provided hereunder or by law.

20. EVENTS OF DEFAULT.

20.1. Bankruptcy of Tenant or Guarantor. It shall be a default by Tenant under this Lease (“Default” or “Event of Default”) if either or both of Guarantor and Tenant makes an assignment for the benefit of creditors, or files a voluntary petition under any state or federal bankruptcy (including the United States Bankruptcy Code) or insolvency law, or an involuntary petition is filed against either or both of Guarantor and Tenant, as the case may be, under any state or federal bankruptcy (including the United States Bankruptcy Code) or insolvency law that is not dismissed within 90 days after filing, or whenever a receiver of either or both of Guarantor and Tenant, as the case may be, or of, or for, the property of either or both of Guarantor and Tenant, as the case may be, shall be appointed (and, in the case of an involuntary receivership, such receivership has not been vacated or set aside within sixty (60) days thereafter), or either or both of Guarantor and Tenant, as the case may be, admits it is insolvent or is not able to pay its debts as they mature.

20.2. Default Provisions. In addition to any Default arising under Section 20.1 above, each of the following shall constitute a Default: (a) if Tenant fails to pay Rent or any other payment when due hereunder within ten (10) days after written notice from Landlord of such failure to pay on the due date; provided, however, that if in any consecutive 12 month period, Tenant shall, on two (2) separate occasions, fail to pay any installment of Rent on the date such installment of Rent is

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due, then, on the third such occasion and on each occasion thereafter on which Tenant shall fail to pay an installment of Rent on the date such installment of Rent is due, Landlord shall be relieved from any obligation to provide notice to Tenant, and Tenant shall then no longer have a ten (10) day period in which to cure any such failure; (b) except as is otherwise provided below in this Section 20.2, if Tenant fails, whether by action or inaction, to timely comply with, or satisfy, any or all of the obligations imposed on Tenant under this Lease (other than the obligation to pay Rent) for a period of 30 days after Landlord’s delivery to Tenant of written notice of such default under this Section 20.2(b); provided, however, that if the default cannot, by its nature, be cured within such 30 day period, but Tenant commences and diligently pursues a cure of such default promptly within the initial 30 day cure period, then, as long as Tenant continues to diligently pursue such a cure to completion, Landlord shall not exercise its remedies under Section 21 unless such default remains uncured for more than 270 days after the initial delivery of Landlord’s original default notice and same shall not be deemed to be a “Default” for purposes of this Lease; (c) the occurrence of a default under any or all of the leases scheduled on Exhibit D (“Other Leases”), which default under one or more of the Other Leases is not cured on a timely basis, pursuant to the terms of the applicable Other Lease(s) (“Other Lease Default”); upon the occurrence of an Other Lease Default, there shall be no notice required to be delivered hereunder, nor shall any cure period be available to Tenant hereunder; rather, the occurrence of an Other Lease Default shall immediately constitute a Default under this Lease; and (d) Guarantor defaults under any or all of its obligations under that certain Guaranty of Lease, dated of even date herewith (the “Guaranty”), and fails to cure same within the time period, if any, provided in the Guaranty (each, a “Guaranty Default”); upon the occurrence of any Guaranty Default, there shall be no notice required to be delivered hereunder, nor shall any cure period be available to Tenant hereunder, but rather the occurrence of a Guaranty Default shall immediately constitute a Default under this Lease.

20.3. Termination of Cross-Default. In the event that, at any time during the Term, the original Landlord named hereunder elects to sell, transfer or convey its interest in the Premises to an unrelated third party, on a so-called “one off” basis (a “Third Party Sale”), then in connection with the consummation of that Third Party Sale, Landlord and Tenant shall enter into an amendment to this Lease in order to delete subsection 20.2(c) from this Lease. As a result, from and after the date on which the originally named Landlord consummates the Third Party Sale, this Lease shall no longer be cross-defaulted with any or all of the Other Leases; provided, however, that all of the Other Leases shall remain subject to the Cross-Default Concept, as defined below. Additionally, in connection with such Third Party Sale, Exhibit D to each and all of the Other Leases shall be automatically modified in order to delete this Lease therefrom as of the date on which the Third Party Sale is consummated. Landlord and Tenant agree that the cross-default concept created as a result of the inclusion of Section 20.2(c) herein and in the Other Leases (“Cross-Default Concept”) shall remain in effect, with respect to this Lease and all of the Other Leases for so long as all of (a) the Premises and (b) all of the real properties encumbered by all of the Other Leases (the “Other Properties”) are all owned by either (i) a single third party, regardless of whether or not that single third party is comprised of multiple entities (“Third Parties”) or (ii) multiple third parties that are directly or indirectly owned by a Third Party (e.g., a series of separate, but related, entities, each of which owns one or some, but less than all, of the Premises and the Other Properties). As a result, then, if at any time or from time to time during the Term, Landlord (whether the originally named Landlord or a successor thereto) and the landlords under the Other Leases sell, transfer or convey all of their respective right, title and interest in all of (x) the Premises and (y) the Other Properties in a single portfolio transaction, such that the Premises and the Other Properties are all acquired by a party described in (i) or (ii) above (in either case, a

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“Replacement Landlord”), then neither this Lease nor the Other Leases shall be modified to delete Section 20.2(c) therefrom nor to delete any of this Lease and the Other Leases from Exhibit D. Tenant acknowledges that there are three (3) original landlord entities acquiring all of the Premises and the Other Properties (“Original Landlord Entities”). Those Original Landlord Entities are related to one another. For so long as any of the Original Landlord Entities, or any other parties that are controlled by, control, or are under common control with, any of the Original Landlord Entities (collectively, with the Original Landlord Entities, the “Collective Landlord Entities”), own any or all of the Premises and the Other Properties, the Cross-Default Concept shall remain in effect and applicable with respect to all leases (whether this Lease and/or any or all of the Other Leases) encumbering all of the Premises and Other Properties owned from time to time by the Collective Landlord Entities. As an example only, if the Original Landlord Entities sell three (3) of the Other Properties via three (3) separate and distinct Third Party Sales, but the Collective Landlord Entities continue to own the Premises and the remaining Other Properties, then the Cross-Default Concept shall continue to apply with respect to this Lease and the Other Leases encumbering the Other Properties owned by the Collective Landlord Entities.

21. RIGHTS AND REMEDIES.

21.1. Landlord’s Cure Rights Upon Default of Tenant. If a Default occurs, then Landlord may (but shall not be obligated to) cure or remedy the Default for the account of, and at the expense of, Tenant, but without waiving such Default.

21.2. Landlord’s Remedies. In the event of any Default by Tenant under this Lease, Landlord, at its option, may, in addition to any and all other rights and remedies provided in this Lease or otherwise at law or in equity do or perform any or all of the following:

21.2.1. Terminate the Lease and Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession to Landlord. In such event, Landlord shall be entitled to recover from Tenant all of: (i) the worth at the time of any unpaid Rent which has been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom (including but not limited to, the out-of-pocket cost of recovering possession of the Premises, expenses of reletting, including renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of any leasing commission paid by Landlord in connection with this Lease applicable to the unexpired Term (as of the date on which this Lease is terminated)); and (v) at Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. As used in subsection (i) and (ii), above, the “worth at the time of award” shall be computed by discounting such amount at the current yield, as of the date on which this Lease is terminated under this Section 21.2, on United States Treasury Bills having a maturity date closest to the stated Expiration Date of this Lease, plus three percent (3%) per annum. As used in subsection (iii) above, the “worth at the time of award” shall be computed by discounting such amount

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at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Landlord shall use its commercially reasonable efforts to mitigate any damages arising out of or resulting from Tenant’s Default; provided, however, any efforts by Landlord to mitigate damages caused by Tenant’s Default shall not waive Landlord’s right to recover damages under this Section 21.2; or

21.2.2. Landlord has the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations); or;

21.2.3. Pursue any other remedy now or hereafter available under the laws of the state in which the Premises are located.

21.2.4. Without limitation of any of Landlord’s rights in the event of a Default by Tenant, Landlord may also exercise its rights and remedies with respect to any security held or maintained by Landlord. Tenant hereby waives the provisions of California Civil Code Section 3275 and California Code of Civil Procedure Sections 1174(c) and 1179.

Any and all personal property of Tenant that may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law may be handled, removed or stored by Landlord, provided same is performed with commercially reasonable care, at the sole risk, cost and expense of Tenant, and in no event or circumstance shall Landlord be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all out-of-pocket expenses incurred in such removal and all storage charges for such property of Tenant so long as the same shall be in Landlord’s possession or under Landlord’s control. Any such property of Tenant not removed from the Premises as of the Expiration Date or any other earlier date on which this Lease is terminated shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as in a bill of sale, without further payment or credit by Landlord to Tenant. Neither expiration or termination of this Lease nor the termination of Tenant’s right to possession shall relieve Tenant from its liability under the indemnity provisions of this Lease.

For purposes of determining any recovery of Rent or damages by Landlord that depends upon the amount that Landlord could collect by using reasonable efforts to relet the Premises, in the event such determination is required by applicable Law, notwithstanding the foregoing waiver by Tenant, it is understood and agreed that:

(a) Landlord may decline to incur out-of-pocket costs to relet the Premises, other than customary leasing commissions and legal fees for the negotiation of a lease with a new tenant.

(b) Landlord may decline to relet the Premises at rental rates below then prevailing market rental rates, because of the negative impact lower rental rates would have on the value of the Improvements and because of the uncertainty of actually receiving from Tenant the greater damages that Landlord would suffer from and after reletting at the lower rates.

(c) Before reletting the Premises to a prospective tenant, Landlord may require the prospective tenant to demonstrate financial wherewithal.

(d) Identifying a prospective tenant to relet the Premises, negotiating a new lease with such tenant and making the Premises ready for such tenant will take time, depending upon market

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conditions when the Premises first become available for reletting, and during such time, Landlord cannot be expected to collect any revenue from reletting.

(e) Listing the Premises with a broker in a manner consistent with parts (a) through (c) above constitutes reasonable efforts on the part of Landlord to relet the Premises.

21.3. Additional Rights of Landlord. All sums advanced by Landlord or Agent on account of Tenant under this Section, or pursuant to any other provision of this Lease, and all Base Rent and Additional Rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear interest at the rate equal to the lesser of (a) the greatest rate permitted by applicable Law, or (b) Prime, plus 3% per annum (“Default Interest”), from the due date thereof (provided, however, that if Tenant is entitled to notice and opportunity to cure a monetary default under Section 20.2, then such interest shall not accrue until expiration of such cure period) until paid, and such interest shall be and constitute Additional Rent and be due and payable upon Landlord’s or Agent’s submission of an invoice therefor. The various rights, remedies and elections of Landlord reserved, expressed or contained herein are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, options or elections as are now or may hereafter be conferred upon Landlord by law.

21.4. Event of Bankruptcy. In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then: (a) “adequate assurance of future performance” by Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new security deposit in the amount of three times the then current monthly Base Rent payable hereunder; (b) any person or entity to which this Lease is assigned, pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment, and any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability; (c) notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as “Rent”, shall constitute “rent” for the purposes of Section 502(b)(6) of the Bankruptcy Code; and (d) if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord or Agent (including Base Rent, Additional Rent and other amounts hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord’s property under the preceding sentence not paid or delivered to Landlord or Agent shall be held in trust by Tenant or Tenant’s bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

21.5. Sale of Premises. Notwithstanding anything contained in this Lease to the contrary, the sale of the Premises by Landlord shall not constitute Landlord’s acceptance of Tenant’s abandonment of the Premises or rejection of the Lease or in any way impair Landlord’s rights upon Tenant’s default, including, without limitation, Landlord’s right to damages.

22. BROKER. Tenant covenants, warrants and represents that no broker represented Tenant in the negotiation of this Lease. Landlord covenants, warrants and represents that, no brokers

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or advisors represented Landlord in the negotiation of this Lease. Each party agrees to and hereby does defend, indemnify and hold the other harmless against and from any brokerage commissions or finder’s fees or claims therefor by a party claiming to have dealt with the indemnifying party and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys’ fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination or expiration of this Lease.

23. FINANCIAL INFORMATION.

23.1. Deliveries. Throughout the period of time during which Guarantor submits ‘34 Act filings on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system of the Securities and Exchange Commission in accordance with the Securities and Exchange Act of 1934, as amended from time to time (“Public Filer”), Guarantor shall have no obligation to furnish Landlord with any financial information and Landlord shall procure and such financial information concerning Guarantor from publicly available information filed with, at the direction of, or pursuant to the requirements of, the Securities and Exchange Commission. For so long as the original named Tenant remains the Tenant under this Lease, then Tenant shall deliver to Landlord, on a quarterly basis, income statements (prepared in accordance with generally accepted accounting principles) for each of Tenant and ADESA Auctions, an affiliate of Tenant. Each such income statement shall be certified, as to its accuracy, by a duly authorized officer of the entity for which the operating statement is prepared. In the event that either or both of the following applies: (a) the Guarantor is no longer a Public Filer and (b) this Lease has been assigned or otherwise transferred in accordance with the provisions of Section 8 above, then the following requirements shall apply to either or both of Guarantor or Tenant, as the case may be: (i) from time to time during the Term but not more frequently than once in any consecutive twelve month period (except in the event that (A) a Guaranty Default occurs, (B) Tenant is otherwise in Default hereunder or (C) in the event that Landlord is pursuing a potential sale or refinancing of the Premises), Tenant shall deliver to Landlord, or cause Guarantor and Tenant to deliver to Landlord, as the case may be, within ten (10) business days following receipt of Landlord’s written request therefor, the most currently available audited financial statements of each of Guarantor and Tenant, respectively; and if no such audited financial statements have been theretofore prepared and, therefor, are not available for either or both of Guarantor and Tenant, then either or both of Guarantor and Tenant, as the case may be, shall instead deliver to Landlord their most currently available unaudited balance sheets, operating statements, income statements and statements of cash flow and equity; (ii) without the need for Landlord to make any written request therefor, Tenant shall deliver to Landlord, or cause Guarantor and Tenant to deliver to Landlord, as the case may be, their respective annual federal tax returns within thirty (30) days after the filing thereof with the Internal Revenue Service; and (iii) upon the delivery, whether by Guarantor or by Tenant, of any such financial information described in clause (i) above, Guarantor and Tenant each shall be deemed (unless Guarantor and/or Tenant specifically states otherwise in writing) to automatically represent and warrant to Landlord that such financial information is true, accurate and complete in all material respects, and that, except as specifically stated in writing, there has been no material adverse change in the financial condition of either or both of Guarantor and Tenant, as the case may be, from the date that such financial information was prepared through the date such financial information is delivered to Landlord.

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24. MISCELLANEOUS.

24.1. Merger. All prior understandings and agreements between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties. No agreement shall be effective to modify this Lease, in whole or in part, unless such agreement is in writing, and is signed by the party against whom enforcement of said change or modification is sought.

24.2. Notices. Any notice required to be given by either party pursuant to this Lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered, or if sent by Federal Express or other comparable commercial overnight delivery service, addressed to the other party at the addresses set forth below each party’s respective signature block (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been given, rendered or made on the day so delivered or on the first business day after having been deposited with the courier service. For the purpose of this Lease, (i) Landlord’s counsel may provide notices to Tenant on behalf of Landlord and such notices shall be binding on Tenant as if such notices have been provided directly by Landlord and (ii) Tenant’s counsel may provide notices to Landlord on behalf of Tenant and such notices shall be binding on Landlord as if such notices have been provided directly by Tenant.

24.3. Non-Waiver. The failure of either party to insist, in any one or more instances, upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the Lease shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt and acceptance by Landlord or Agent of Base Rent or Additional Rent with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

24.4. Advances by Landlord. If Tenant shall fail to make or perform any payment or act required by this Lease within any applicable cure period, then Landlord may at its option make such payment or perform such act for the account of Tenant, and Landlord shall not thereby be deemed to have waived any default or released Tenant from any obligation hereunder. Landlord shall give Tenant five (5) business days’ notice (except in the case of an emergency) prior to Landlord making such payment or protective advance. All amounts so paid by Landlord and all incidental out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) actually incurred in connection with such payment or performance, together with interest at the Default Interest rate (or at the highest rate not prohibited by applicable law, whichever is less) from and including the date of the making of such payment or of the incurring of such costs and expenses to and including the date of repayment, shall be paid by Tenant to Landlord on demand.

24.5. Parties Bound. Except as otherwise expressly provided for in this Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto. Tenant hereby releases Landlord named herein from any obligations of Landlord for any period subsequent to the conveyance and transfer of Landlord’s ownership interest in the Premises. In the event of such conveyance and transfer, Landlord’s obligations shall thereafter be binding upon each transferee (whether successor landlord or otherwise). No obligation of Landlord shall arise under this Lease until the instrument is signed by, and delivered to, both Landlord and Tenant.

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24.6. Recordation of Lease. Tenant shall not record or file this Lease in the public records of any county or state; provided, however, Landlord and Tenant agree to execute a recordable memorandum of this Lease in the form attached hereto as Exhibit G, which memorandum shall be recorded, at Tenant’s expense, in the real property records of the county in which the Premises are situated.

24.7. Governing Law; Construction. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises is located. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected but shall be enforced to the extent permitted by law. The captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease to be performed by Tenant, shall be construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

24.8. Time. Time is of the essence for this Lease. If the time for performance hereunder falls on a Saturday, Sunday or a day that is recognized as a holiday in the state in which the Premises is located, then such time shall be deemed extended to the next day that is not a Saturday, Sunday or holiday in said state.

24.9. Authority of Tenant. Tenant and the person(s) executing this Lease on behalf of Tenant hereby represent, warrant, and covenant with and to Landlord as follows: the individual(s) acting as signatory on behalf of Tenant is(are) duly authorized to execute this Lease; Tenant has procured (whether from its members, partners or board of directors, as the case may be), the requisite authority to enter into this Lease; this Lease is and shall be fully and completely binding upon Tenant; and Tenant shall timely and completely perform all of its obligations hereunder.

24.10. Authority of Landlord. Landlord and the person(s) executing this Lease on behalf of Landlord hereby represent, warrant, and covenant with and to Tenant as follows: the individual(s) acting as signatory on behalf of Landlord is(are) duly authorized to execute this Lease; Landlord has procured (whether from its members, partners or board of directors, as the case may be), the requisite authority to enter into this Lease; this Lease is and shall be fully and completely binding upon Landlord; and Landlord shall timely and completely perform all of its obligations hereunder.

24.11. WAIVER OF TRIAL BY JURY. THE LANDLORD AND THE TENANT, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS LEASE WITH RESPECT TO THIS LEASE, THE PREMISES, OR ANY OTHER MATTER RELATED TO THIS LEASE OR THE PREMISES.

24.12. Interpretation. Any references in this Lease to “Landlord” shall include any successors and assigns of Landlord hereunder.

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24.13. Submission of Lease. Submission of this Lease to Tenant for signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Landlord and Tenant.

24.14. Counterparts. This Lease may be executed in multiple counterparts, each of which shall constitute an original, but all such counterparts shall together constitute a single, complete and fully-executed document.

24.15. Entire Lease. It is expressly agreed by Tenant, as a material consideration for the execution of this Lease, that this Lease is the entire agreement of the parties; that there are, and were, no oral representations, warranties, understandings, stipulations, agreements or promises pertaining to this Lease not incorporated in writing in this Lease. This Lease may not be altered, waived, amended or extended except by an instrument in writing executed and delivered by Landlord and Tenant in the same manner as the execution and delivery of this Lease. Landlord and Tenant expressly agree that there are and shall be no implied warranties of merchantability, habitability, fitness for a particular purpose or of any other kind arising out of this Lease and there are no warranties which extend beyond those expressly set forth in this Lease.

24.16. EXCULPATION. IF LANDLORD SHALL BE IN DEFAULT UNDER THIS LEASE AND, IF AS A CONSEQUENCE OF SUCH DEFAULT, TENANT SHALL RECOVER A MONEY JUDGMENT AGAINST LANDLORD, SUCH JUDGMENT SHALL BE SATISFIED ONLY OUT OF THE RIGHT, TITLE AND INTEREST OF LANDLORD IN THE PREMISES AND NEITHER LANDLORD NOR ANY PERSON OR ENTITY COMPRISING LANDLORD SHALL BE LIABLE FOR ANY DEFICIENCY. IN NO EVENT SHALL TENANT HAVE THE RIGHT TO LEVY EXECUTION AGAINST ANY PROPERTY OF LANDLORD NOR ANY PERSON OR ENTITY COMPRISING LANDLORD OTHER THAN ITS INTEREST IN THE PREMISES AS HEREIN EXPRESSLY PROVIDED.

24.17. Jurisdiction and Venue. Each party hereby consents to jurisdiction and venue in the federal and state courts located in San Joaquin County, California with respect to any matter relating to or arising from this Lease.

24.18. No Partnership. This Lease does not constitute and shall not be construed as constituting a partnership or joint venture between the parties hereto, and no party shall have any right to obligate or bind any other party in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons, parties or entities.

[Signature Page Follows]

37

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

LANDLORD:

FIRST INDUSTRIAL PENNSYLVANIA, L.P., a Delaware limited partnership

By:	First Industrial Pennsylvania Corporation, a Maryland corporation, its sole general partner

By:	/s/ David Harker
Name:	David Harker
Its:	Executive Director - Investments

TENANT:

ADESA CALIFORNIA, LLC, a California limited liability company

By:	/s/ Paul J. Lips
Paul J. Lips, a manager

S-1

Landlord’s Addresses for Notices:	Tenant’s Addresses for Notices:

c/o First Industrial Realty Trust, Inc. 311 South Wacker Drive, Suite 4000 Chicago, Illinois 60606 Attn: Operations Department	ADESA California, LLC c/o ADESA, Inc. 13085 Hamilton Crossing Blvd. Suite 500 Carmel, IN 46032 Attn: Michelle Mallon

With a copy to: First Industrial Realty Trust, Inc. 898 North Sepulveda Blvd., Suite 750 El Segundo, California 90245 Attn: Operations Director

With a copy to: Barack Ferrazzano Kirschbaum & Nagelberg LLP 200 West Madison Street Suite 3900 Chicago, Illinois 60606 Attn: Suzanne Bessette-Smith	With a copy to: Winston & Strawn LLP 35 West Wacker Drive Chicago, Illinois 60601 Attn: Ankur Gupta

S-2

EXHIBIT A

PREMISES

REAL PROPERTY IN THE CITY OF TRACY, COUNTY OF SAN JOAQUIN, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL ONE:

THAT PORTION OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTER OF SAID SECTION 28, BEING ALSO ON THE NORTHEASTERLY RIGHT-OF-WAY LINE OF THE CALIFORNIA AQUEDUCT AND RUNNING THENCE ALONG SAID LINE SOUTH 28° 45’ 19” EAST, 158.44 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 223, THENCE SOUTH 09° 32’ 48” EAST, 892.36 FEET AND SOUTH 43° 52’ 18” EAST, 669.12 FEET; THENCE NORTH 89° 09’ EAST, 68.39 FEET; THENCE RUNNING NORTHWESTERLY AND DISTANT 50 FEET, MEASURED AT RIGHT ANGLES, FROM SAID CALIFORNIA AQUEDUCT RIGHT-OF-WAY, NORTH 43° 52’ 18” WEST, 700.34 FEET: NORTH 09° 32’ 48” WEST, 885.38 FEET; NORTH 28° 45’ 19” WEST, 167.78 FEET AND NORTH 30° 46’ 00” WEST, 82.92 FEET TO A POINT ON THE EAST LINE OF THE NORTHWEST QUARTER OF SECTION 28; THENCE SOUTH 0° 35’ 29” WEST, 96.08 FEET TO THE POINT OF BEGINNING.

APN: 209-090-45 (A PORTION)

PARCEL TWO:

A PORTION OF THE SOUTHEAST QUARTER OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID QUARTER SECTION; THENCE NORTH 86° 31’ 33” WEST ALONG THE SOUTH LINE OF SAID QUARTER SECTION, A DISTANCE OF 383.49 FEET TO THE NORTHEAST LINE OF THE CALIFORNIA AQUEDUCT DESCRIBED IN DEED TO STATE OF CALIFORNIA RECORDED JULY 26, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2966, PAGE 461, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID NORTHEAST LINE OF SAID AQUEDUCT, THE FOLLOWING COURSES: NORTH 61° 41’ 49” WEST, 1033.17 FEET TO A BRASS PLUG MARKED CA 227; THENCE NORTH 43° 52’ 18” WEST, 1616.05 FEET; NORTH 09° 32’ 48” WEST, 892.36 FEET; NORTH 28° 45’ 19” WEST, 158.44 FEET TO THE NORTHWEST CORNER OF SAID QUARTER SECTION; THENCE LEAVING SAID NORTHEAST LINE IN AN EASTERLY DIRECTION ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH ALONG THE EAST LINE OF SAID SOUTHEAST QUARTER, 2640 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT CERTAIN 14.09 ACRE PARCEL OF LAND DESCRIBED IN DEED TO MARTIN WUNDERLICH RECORDED DECEMBER 29, 1967 IN BOOK OF OFFICIAL RECORDS, BOOK 3176, PAGE 372, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT CERTAIN PARCEL TWO DESCRIBED IN DEED TO STATE OF CALIFORNIA RECORDED JULY 9, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2961, PAGE 367, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT CO., RECORDED OCTOBER 9, 1969, IN BOOK 3341 OF OFFICIAL RECORDS, PAGE 442, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT COMPANY RECORDED MAY 28, 1970, IN BOOK OF OFFICIAL RECORDS, BOOK 3395, PAGE 43, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM PARCEL A, AS SHOWN UPON PARCEL MAP RECORDED IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

A PORTION OF THE EAST HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL A AS SHOWN ON THAT CERTAIN PARCEL MAP FILED JUNE 13, 1980 IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS; THENCE SOUTH 89° 39’ 30” WEST, A DISTANCE OF 36.38 FEET; THENCE NORTH 02° 47’ 25” WEST, A DISTANCE OF 582.65 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL; THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY SOUTH 45° 09’ EAST, A DISTANCE OF 53.94 FEET TO THE WESTERLY LINE OF SAID PARCEL A; THENCE ALONG SAID WESTERLY LINE SOUTH 02° 47’ 25” EAST, A DISTANCE OF 544.35 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION CONVEYED TO COUNTY OF SAN JOAQUIN BY DEED RECORDED NOVEMBER 24, 1992, RECORDER’S INSTRUMENT NO. 92136368, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION AS DESCRIBED AS NEW PARCEL 1 IN CORPORATION GRANT DEED TO UNITED FACILITIES INC., AN ILLINOIS CORPORATION, RECORDED SEPTEMBER 24, 1997, RECORDER’S INSTRUMENT NO. 97095335, SAN JOAQUIN COUNTY RECORDS.

APN: 209-090-45 (A PORTION)

PARCEL THREE:

A PORTION OF THE NORTHEAST QUARTER OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF THE PATTERSON PASS ROAD, SAID POINT BEING NORTH 89° 41’ WEST, 30.00 FEET FROM THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION; THENCE NORTH 0° 20’ WEST, 194.00 FEET ALONG THE WEST LINE OF THE PATTERSON PASS ROAD TO A POINT ON THE SOUTHERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL DESCRIBED IN DEED TO THE UNITED STATES, RECORDED JULY 18, 1947, IN BOOK OF OFFICIAL RECORDS, BOOK 1061, PAGE 209, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID SOUTHERLY RIGHT OF WAY AS FOLLOWS:

NORTH 64° 30’ WEST, 274.40 FEET; NORTH 52° 55’ WEST, 303.40 FEET; NORTH 45° 09’ WEST, 2366.10 FEET; NORTH 54° 01’ WEST, 564.40 FEET TO A POINT ON THE WEST LINE OF SAID NORTHEAST QUARTER OF SAID SECTION; THENCE SOUTH 0° 04’ EAST, 2481.27 FEET ALONG THE WEST LINE OF SAID QUARTER SECTION TO THE SOUTHWEST CORNER OF SAID QUARTER; THENCE SOUTH 89° 41’ EAST, 2621.74 FEET ALONG THE SOUTH LINE OF SAID QUARTER SECTION TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT CO., RECORDED MAY 28, 1970, IN BOOK OF OFFICIAL RECORDS, BOOK 3395, PAGE 43, SAN JOAQUIN COUNTY RECORDS, LYING WITHIN THE ABOVE DESCRIBED PARCEL OF LAND.

ALSO EXCEPTING THEREFROM PARCEL A AS SHOWN UPON PARCEL MAP RECORDED IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

A PORTION OF THE EAST HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL A, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED JUNE 13, 1980, IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS; THENCE SOUTH 89° 39’ 30” WEST, A DISTANCE OF 36.38 FEET; THENCE NORTH 02° 47’ 25” WEST , A DISTANCE OF 582.65 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL; THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY SOUTH 45° 09’ EAST, A DISTANCE OF 53.94 FEET TO THE WESTERLY LINE OF SAID PARCEL A; THENCE ALONG SAID WESTERLY LINE SOUTH 02° 47’ 25” EAST, A DISTANCE OF 544.35 FEET TO THE POINT OF BEGINNING.

EXCEPTING FROM PARCELS 1, 2 AND 3 ABOVE, THAT PORTION AS SHOWN ON THE PARCEL MAP FILED FOR RECORD IN BOOK 21 OF PARCEL MAPS, AT PAGE 120, SAN JOAQUIN COUNTY RECORDS.

APN: 209-090-45 (A PORTION)

PARCEL FOUR:

A PORTION OF PARCEL 3, AS SHOWN ON THE MAP ENTITLED PARCEL MAP MS-98-12, FILED IN BOOK OF PARCEL MAPS, BOOK 21, PAGE 120, SAN JOAQUIN COUNTY RECORDS, DESCRIBED AS FOLLOWS:

COMMENCING AT THE MOST EASTERLY CORNER OF SAID PARCEL 3; THENCE ALONG THE NORTHEASTERLY LINE OF SAID PARCEL 3, NORTH 43° 52’ 14” WEST, 34.43 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID NORTHEASTERLY LINE NORTH 43° 52’ 14” WEST, 155.68 FEET TO A CURVE TO THE RIGHT HAVING A RADIUS OF 2042.00 FEET, A DELTA OF 07° 21’ 52”; THENCE ALONG SAID CURVE AN ARC LENGTH OF 262.47 FEET; THENCE NORTH 36° 30’ 22” WEST, 287.44 FEET TO THE MOST NORTHERLY CORNER OF SAID PARCEL 3; THENCE LEAVING SAID NORTHEASTERLY LINE AND ALONG THE WESTERLY LINE OF SAID PARCEL 3, SOUTH 09° 32’ 23” EAST, 850.69 FEET; THENCE LEAVING SAID WESTERLY LINE ON A LINE THAT IS PARALLEL WITH AND 34.43 FEET MEASURED AT A RIGHT ANGLE NORTHWESTERLY OF THE SOUTHEASTERLY LINE OF SAID PARCEL 3, NORTH 46° 07’ 46” EAST, 426.07 FEET TO THE POINT OF BEGINNING.

APN: 209-440-16

PARCEL FIVE:

THAT PORTION OF THE EAST ONE-HALF OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL 7 (D-SL-21) UNIT D IN THE FINAL ORDER OF CONDEMNATION, THE PEOPLE OF THE STATE OF CALIFORNIA (PLAINTIFF) VS. AMELIA L. MACHADO, ET AL (DEFENDANTS), RECORDED FEBRUARY 25, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2920, PAGE 118, SAN JOAQUIN COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT DESIGNATED POINT P IN UNIT B AS SAID UNIT B IS DESCRIBED IN SAID FINAL ORDER. SAID POINT BEING POINT OF INTERSECTION OF THE EASTERLY LINE OF SAID UNIT B WITH THE SOUTH LINE OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE FROM SAID POINT OF BEGINNING, NORTH 26° 33’ 23” WEST, 384.49 FEET; THENCE NORTH 03° 58’ 21” WEST 376.91 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL, THENCE ALONG SAID RIGHT OF WAY, THE FOLLOWING COURSES: SOUTH 66° 51’ 05” EAST, 163.03 FEET; SOUTH 80° 52’ 05” EAST, 389.20 FEET; SOUTH 38° 38’ 13” EAST, 375.72 FEET TO THE EAST LINE OF SAID SECTION 20; THENCE LEAVING SAID RIGHT OF WAY ALONG SAID EAST LINE, SOUTH 00° 29’ 09” WEST 282.51 FEET; THENCE LEAVING SAID EAST LINE SOUTH 27° 16’ 17” WEST, 29.44 FEET TO THE SOUTH LINE OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID SOUTH LINE NORTH 89° 12’ 01” WEST, 607.15 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL OILS, GASES, MINERALS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23 PORTION

PARCEL SIX:

THAT PORTION OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL B IN GRANT DEED FROM PETER W. MALONEY, ET AL TO THE STATE OF CALIFORNIA, RECORDED OCTOBER 5, 1962 IN BOOK OF OFFICIAL RECORDS, BOOK 2605, PAGE 225, SAN JOAQUIN COUNTY RECORDS DESCRIBED AS FOLLOWS:

BEGINNING AT THE THREE-QUARTER INCH IRON PIPE WITH BRASS PLUG MARKED CA 211, AS DESCRIBED IN PARCEL A OF SAID GRANT DEED; THENCE FROM SAID POINT OF BEGINNING ALONG THE EASTERLY LINE OF SAID PARCEL A, NORTH 11° 36’ 44” WEST, 537.07 FEET TO THE NORTH LINE OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID NORTH LINE SOUTH 89° 12’ 01” EAST, 607.15 FEET TO THE WESTERLY RIGHT OF WAY LINE OF THE PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA CORPORATION, AS SAID RIGHT OF WAY WAS CONVEYED TO SAID PACIFIC GAS AND ELECTRIC COMPANY BY DEED RECORDED OCTOBER 23, 1957, IN BOOK OF OFFICIAL RECORDS, BOOK 2010, PAGE 399, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE SOUTH 27° 15’ 17” WEST, 425.00 FEET; THENCE LEAVING SAID WESTERLY RIGHT OF WAY LINE, SOUTH 65° 18’ 53” WEST, 334.85 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OILS, GASES, MINERALS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23, PORTION

PARCEL SEVEN:

THAT PORTION OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL C IN GRANT DEED RECORDED OCTOBER 5, 1962, IN BOOK OF OFFICIAL RECORDS, BOOK 2605, PAGE 225, SAN JOAQUIN COUNTY RECORDS DESCRIBED AS FOLLOWS:

BEGINNING AT THE THREE-QUARTER INCH IRON PIPE WITH BRASS PLUG MARKED CA 211, AS DESCRIBED IN PARCEL A OF SAID GRANT DEED; THENCE FROM SAID POINT OF BEGINNING NORTH 65° 18’ 53” EAST, 334.85 FEET; THENCE NORTH 27° 16’ 17” EAST, 425.00 FEET TO THE NORTH LINE OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID NORTH LINE SOUTH 89° 12’ 01” EAST, 13.27 FEET TO THE EAST LINE OF SAID SECTION 20; THENCE ALONG SAID EAST LINE SOUTH 00° 29’ 09” WEST, 1205.68 FEET; THENCE LEAVING SAID EAST LINE NORTH 36° 06’ 33” WEST, 851.86 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OILS, GASES, MINERALS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23, PORTION

PARCEL EIGHT:

BEGINNING AT THE CENTER OF SAID SECTION 28 BEING ALSO ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE CALIFORNIA AQUEDUCT; THENCE RUNNING ALONG SAID LINE NORTH 30° 46’ 00” WEST 705.55 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 221; THENCE NORTH 39° 11’ 52” WEST 1103.26 FEET AND NORTH 51° 47’ 35” WEST 1196.73 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 217; THENCE NORTH 45° 38’ 49” WEST 860.37 FEET TO A POINT ON THE WEST LINE OF SECTION 21, SAID POINT BEARING NORTH 0° 29’ 29” EAST, 111.45 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 21; THENCE ALONG SAID WEST SECTION LINE NORTH 0° 29’ 29” EAST 1235.31 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE DELTA MENDOTA CANAL; THENCE RUNNING ALONG SAID LINE: NORTH 81° 00’ 29” EAST, 195.40 FEET; SOUTH 37° 56’ 31” EAST 307.50 FEET; SOUTH 89° 21’ 31” EAST 610.80 FEET; SOUTH 69° 20’ 31” EAST 333.60 FEET; SOUTH 30° 51’ 31” EAST 492.30 FEET; SOUTH 47° 38’ 31” EAST 324.40 FEET; SOUTH 55° 45’ 31” EAST 196.00 FEET; SOUTH 14° 13’ 29” WEST 301.40 FEET; SOUTH 88° 59’ 31” EAST 515.34 FEET; SOUTH 53° 55’ 31” EAST 282.45 FEET; TO A POINT ON THE EAST LINE OF THE NORTHWEST QUARTER OF SECTION 28, SAID POINT BEARING SOUTH 0° 35’ 29” WEST 162.30 FEET FROM THE NORTH QUARTER CORNER OF SECTION 28; THENCE RUNNING ALONG SAID EAST LINE SOUTH 0° 35’ 29” WEST 2482.81 FEET TO THE POINT OF BEGINNING.

APN: 209-080-23 AND 209-090-25

LESS AND EXCEPT FROM ALL THE ABOVE DESCRIBED PARCELS ANY BUILDINGS AND IMPROVEMENTS LOCATED ON THE LAND.

THE ABOVE DESCRIBED LAND IS THE SAME AS THAT SHOWN ON THE SURVEY PREPARED BY SLOOTEN CONSULTING, INC., DATED AUGUST 4, 2008, LAST REVISED AUGUST __, 2008, DESIGNATED JOB NO. 8005-03, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PORTION OF SECTION 20, SECTION 21 AND SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTER OF SAID SECTION 28, BEING ALSO ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE CALIFORNIA AQUEDUCT AND

RUNNING THENCE ALONG SAID LINE NORTH 30°48’41” WEST, 705.55 FEET; THENCE NORTH 39°14’33” WEST, 1103.26 FEET; THENCE NORTH 51°50’16” WEST, 1196.73 FEET; THENCE NORTH 45°41’30” WEST, 860.37 FEET; THENCE NORTH 36°08’54” WEST, 851.86 FEET; THENCE NORTH 11°39’05” WEST, 537.07 FEET; THENCE NORTH 26°35’44” WEST, 384.49 FEET; THENCE LEAVING SAID NORTHEASTERLY RIGHT OF WAY LINE NORTH 03°56”00” EAST, 376.91 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE DELTA MENDOTA CANAL; THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE SOUTH 66°53’26” EAST, 163.03 FEET; THENCE SOUTH 80°54’26” EAST, 389.20 FEET; THENCE SOUTH 38°40’34” EAST, 375.71 FEET; THENCE SOUTH 00°26’48” WEST, 279.63 FEET TO A POINT “A”; THENCE NORTH 80°57’48” EAST, 195.04 FEET; THENCE SOUTH 37°59’12” EAST, 307.50 FEET; THENCE SOUTH 89°24’12” EAST, 610.80 FEET; THENCE SOUTH 69°23’12” EAST, 333.60 FEET; THENCE SOUTH 30°54’12” EAST, 492.30 FEET; THENCE SOUTH 47°41’12” EAST, 324.40 FEET; THENCE SOUTH 55°48’12” EAST, 196.00 FEET; THENCE SOUTH 14°10’48” WEST, 301.40 FEET; THENCE SOUTH 89°02’12” EAST, 515.34 FEET; THENCE SOUTH 53°55’57” EAST, 289.20 FEET; THENCE SOUTH 53°29’35” EAST, 565.04 FEET; THENCE SOUTH 44°30’25” EAST, 2312.20 FEET; THENCE LEAVING SAID SOUTHWESTERLY RIGHT OF WAY LINE SOUTH 02°06’16” EAST, 586.02 FEET TO THE NORTHEASTERLY RIGHT OF WAY LINE OF BERKELEY ROAD AS DEPICTED ON THAT CERTAIN MAP ENTITLED “PARCEL MAP MS-98-12” FILED IN BOOK 21 OF PARCEL MAPS, PAGE 120, OFFICIAL RECORD OF SAN JOAQUIN COUNTY; THENCE ALONG SAID RIGHT OF WAY LINE NORTH 89°39’21” WEST, 4.56 FEET TO A POINT ON A 1058.00 FOOT RADIUS TANGENT CURVE; THENCE ALONG SAID CURVE TO THE RIGHT, AN INCLUDED ANGLE OF 24°18’15”, AN ARC DISTANCE OF 448.79 FEET TO A POINT ON A 458.00 FOOT RADIUS COMPOUND CURVE; THENCE ALONG SAID CURVE NORTHWESTERLY, THROUGH AN INCLUDED ANGLE OF 22°43’15”, AN ARC DISTANCE OF 181.62 FEET; THENCE LEAVING SAID RIGHT OF WAY SOUTH 47°22’09” WEST, 84.00 FEET TO A POINT ON THE NORTHWESTERLY RIGHT OF WAY LINE OF STANFORD ROAD AS DEPICTED ON SAID PARCEL MAP, ALSO SAID POINT OF A 35.00 FOOT RADIUS NON-TANGENT CURVE; THENCE ALONG SAID CURVE AND SAID RIGHT OF WAY SOUTHWESTERLY, WHOSE CENTER BEARS SOUTH 47°22’09” WEST, THROUGH AN INCLUDED ANGLE 96°04’29”, AN ARC DISTANCE OF 58.69 FEET TO A POINT ON A 658.00 RADIUS COMPOUND CURVE; THENCE ALONG SAID CURVE TO THE RIGHT, THROUGH AN INCLUDED ANGLE 11°18’40”, AN ARC DISTANCE OF 129.90 FEET; THENCE SOUTH 64°45’18” WEST, 635.59 FEET TO A POINT ON A 1042.00 FOOT RADIUS TANGENT CURVE; THENCE ALONG SAID CURVE TO THE LEFT, THROUGH AN INCLUDED ANGLE 17°30’30” AN ARC DISTANCE OF 318.41 FEET TO A POINT ON A 35.00 FOOT RADIUS REVERSE CURVE; THENCE ALONG SAID CURVE NORTHWESTERLY, THROUGH AN INCLUDED ANGLE OF 89°10’28”, AN ARC DISTANCE OF 54.47 FEET; THENCE LEAVING SAID RIGHT OF WAY SOUTH 46°25’16” WEST, 84.00 FEET TO A POINT ON THE WESTERLY RIGHT OF WAY LINE OF SCHULTE ROAD AS DEPICTED ON SAID PARCEL MAP SAID POINT ALSO ON A 2042.00 FOOT RADIUS NON-TANGENT CURVE; THENCE ALONG SAID RIGHT OF WAY LINE AND CURVE SOUTHEASTERLY, WHOSE CENTER BEARS NORTH 46°25’16” EAST, THROUGH AN INCLUDED ANGLE OF 00°17’30”, AN ARC DISTANCE OF 10.40 FEET; THENCE SOUTH 43°52’14” EAST, 155.68 FEET; THENCE LEAVING SAID RIGHT OF WAY SOUTH 46°07’46” WEST, 426.08 FEET TO A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE

CALIFORNIA AQUEDUCT; THENCE NORTH 09°32’23” WEST, 850.69 FEET; THENCE NORTH 28°00’33” WEST, 161.40 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

COMMENCING AT THE HEREINABOVE DESCRIBED POINT “A”, THENCE SOUTH 00°26’48” WEST 3.28 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00°26’48” WEST 26.35 FEET; THENCE NORTH 89°15’14” WEST 13.27 FEET; THENCE NORTH 27°13’56” EAST 29.44 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT FROM ALL THE ABOVE DESCRIBED PARCELS ANY BUILDINGS AND IMPROVEMENTS LOCATED ON THE LAND.

APNs: 209-080-23; 209-090-25; 209-090-45; and 209-440-16

EXHIBIT B

PREMISES

TENANT OPERATIONS INQUIRY FORM

1.	Name of Company/Contact

2.	Address/Phone

3. Provide a brief description of your business and operations:

4.	Will you be required to make filings and notices or obtain permits as required by Federal and/or State regulations for the operations at the proposed facility? Specifically:

a. SARA Title III Section 312 (Tier II) reports	YES	NO
(> 10,000lbs. of hazardous materials STORED at any one time)
b. SARA Title III Section 313 (Tier III) Form R reports	YES	NO
(> 10,000lbs. of hazardous materials USED per year)
c. NPDES or SPDES Stormwater Discharge permit	YES	NO
(answer “No” if “No-Exposure Certification” filed)
d. EPA Hazardous Waste Generator ID Number	YES	NO

5.	Provide a list of chemicals and wastes that will be used and/or generated at the proposed location. Routine office and cleaning supplies are not included. Make additional copies if required.

B-1

Chemical/Waste	Approximate Annual Quantity Used or Generated	Storage Container(s) (i.e. Drums, Cartons, Totes, Bags, ASTs, USTs, etc)

B-2

EXHIBIT C

BROOM CLEAN CONDITION AND REPAIR REQUIREMENTS

•	All lighting is to be placed into good working order. This includes replacement of bulbs and ballasts, as needed.

•	All truck doors and dock levelers should be in good operating order (including, but not limited to, overhead door springs, rollers, tracks and motorized door operator).

•	All structural steel columns in the warehouse and office should be inspected for damage, and must be repaired. Repairs of this nature shall be pre-approved by the Landlord prior to implementation.

•

HVAC system shall be in good working order. Working order shall include, but is not limited to, filters, thermostats, warehouse heaters and exhaust fans. Upon move-out, Landlord will have an exit inspection performed by a certified mechanical contractor mutually and reasonably agreeable to both parties to determine the condition of the HVAC systems.

•	All holes over 1/4” in diameter in the office space and in the sheet rock walls shall be repaired prior to move-out.

•	Flooring shall be free of excessive dust, dirt, grease, oil and stains. Cracks in concrete and asphalt shall be acceptable as long as they are ordinary wear and tear, and are not the result of misuse.

•	Facilities shall be returned in a broom clean condition, including, but not limited to, the cleaning of the coffee bar, restroom areas, windows, and other portions of the Premises.

•

There shall be no protrusion of anchors from the warehouse floor and all holes shall be appropriately patched. If machinery/equipment is removed, the electrical lines shall be properly terminated at the nearest junction box.

•	All exterior windows with cracks or breakage shall be replaced.

•	Tenant shall provide keys for all locks on the Premises, including front doors, rear doors, and interior doors.

•

All mechanical and electrical systems shall be left in a safe condition that conforms to all codes applicable to Tenant and the Premises as of the termination of the Lease. Bare wires shall be clipped to the nearest junction box and dangerous installations shall be corrected to Landlord’s reasonable satisfaction.

•	All plumbing fixtures shall be in good working order, including, but not limited to, the water heater.

•	All dock bumpers shall be left in place and well-secured.

•	No ceiling tiles may be missing or materially damaged.

C-1

•	All trash shall be removed from both inside and outside of the Improvements.

•	All signs in front of the Improvements and on glass entry door and rear door shall be removed.

•	All roof penetrations shall be repaired and sealed.

C-2

EXHIBIT D

OTHER LEASES

1.	Ground Lease Agreement by and between First Industrial Pennsylvania, L.P., as landlord, and ADESA California, LLC and ADESA San Diego, LLC, collectively, as tenant, dated of even date herewith for premises located at 849 Kiefer Boulevard, Sacramento, California.

2.	Ground Lease Agreement by and between First Industrial, L.P., as landlord, and ADESA California, LLC, as tenant, dated of even date herewith for premises located at 2175 Cactus Road, San Diego, California.

3.	Ground Lease Agreement by and between First Industrial, L.P., as landlord, and ADESA San Diego, LLC, as tenant, dated of even date herewith for premises located at 2175 Cactus Road, San Diego, California.

4.	Ground Lease Agreement by and between First Industrial, L.P., as landlord, and ADESA California, LLC, as tenant, dated of even date herewith for premises located at 11625 Nino Way, Mira Loma, California.

5.

Ground Lease Agreement by and between First Industrial Financing Partnership, L.P., as landlord, and ADESA Florida, LLC, as tenant, dated of even date herewith for premises located at 6005 24th Street East, Bradenton, Florida.

6.	Ground Lease Agreement by and between First Industrial, L.P., as landlord, and ADESA Texas, Inc., as tenant, dated of even date herewith for premises located at 4526 N. Sam Houston Parkway, Houston, Texas.

7.

Ground Lease Agreement by and between and First Industrial, L.P., as landlord, and ADESA Washington, LLC, as tenant, dated of even date herewith for premises located at 621 37th Street NW, Auburn, Washington.

8.	Sub-Ground Lease Agreement by and between First Industrial, L.P., as landlord, and ADESA Atlanta, LLC, as tenant, dated [TBD]* for premises located at 50055 Oakley Industrial Boulevard, Fairburn, Georgia.

*	Note: Inclusion of the referenced Sub-Ground Lease Agreement is subject to closing of the transactions contemplated by that certain Purchase and Sale Agreement by and between ADESA Atlanta, LLC, as seller, and First Industrial Acquisitions, Inc., as buyer, dated of even date herewith.

D-1

EXHIBIT E

QUIT CLAIM DEED

RECORDING REQUESTED BY AND

WHEN RECORDED MAIL TO:

Jill J. Littlejohn

Barack Ferrazzano Kirschbaum & Nagelberg LLP

200 West Madison Street, Suite 3900

Chicago, Illinois 60606

QUITCLAIM DEED

FOR VALUE RECEIVED, ADESA CALIFORNIA, LLC, a California limited liability company, formerly known as ADESA CALIFORNIA, INC., a California corporation (“Grantor”), hereby quitclaims to FIRST INDUSTRIAL PENNSYLVANIA, L.P., a Delaware limited partnership (“Grantee”), all of Grantor’s interest, if any, in that certain real property located in the City of Tracy, County of San Joaquin, State of California, described on Exhibit “A” attached hereto and made a part hereof, together with Grantor’s interest, if any, in the improvements, buildings, structures, easements, privileges and rights appurtenant thereto.

☒	This transfer is for consideration or net value less than $100.00 and therefore this transfer is exempt from documentary transfer tax pursuant to Revenue and Tax Code Section 11911.

[SIGNATURES ON NEXT PAGE]

MAIL TAX STATEMENTS TO:

c/o First Industrial Realty Trust

898 N. Sepulveda Blvd., Suite 750

El Segundo, California 90245

IN WITNESS WHEREOF, Grantor has executed this Quitclaim Deed as of             , 2008.

GRANTOR:

ADESA CALIFORNIA, LLC, a California limited liability company

By:
Paul J. Lips, a manager

STATE OF ______	)
	)	SS.
COUNTY OF ____	)

On September             , 2008, before me,                         , a Notary Public, personally appeared Paul J. Lips, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                          that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

EXHIBIT A

LEGAL DESCRIPTION

REAL PROPERTY IN THE CITY OF TRACY, COUNTY OF SAN JOAQUIN, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL ONE:

THAT PORTION OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTER OF SAID SECTION 28, BEING ALSO ON THE NORTHEASTERLY RIGHT-OF-WAY LINE OF THE CALIFORNIA AQUEDUCT AND RUNNING THENCE ALONG SAID LINE SOUTH 28° 45’ 19” EAST, 158.44 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 223, THENCE SOUTH 09° 32’ 48” EAST, 892.36 FEET AND SOUTH 43° 52’ 18” EAST, 669.12 FEET; THENCE NORTH 89° 09’ EAST, 68.39 FEET; THENCE RUNNING NORTHWESTERLY AND DISTANT 50 FEET, MEASURED AT RIGHT ANGLES, FROM SAID CALIFORNIA AQUEDUCT RIGHT-OF-WAY, NORTH 43° 52’ 18” WEST, 700.34 FEET: NORTH 09° 32’ 48” WEST, 885.38 FEET; NORTH 28° 45’ 19” WEST, 167.78 FEET AND NORTH 30° 46’ 00” WEST, 82.92 FEET TO A POINT ON THE EAST LINE OF THE NORTHWEST QUARTER OF SECTION 28; THENCE SOUTH 0° 35’ 29” WEST, 96.08 FEET TO THE POINT OF BEGINNING.

APN: 209-090-45 (A PORTION)

PARCEL TWO:

A PORTION OF THE SOUTHEAST QUARTER OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID QUARTER SECTION; THENCE NORTH 86° 31’ 33” WEST ALONG THE SOUTH LINE OF SAID QUARTER SECTION, A DISTANCE OF 383.49 FEET TO THE NORTHEAST LINE OF THE CALIFORNIA AQUEDUCT DESCRIBED IN DEED TO STATE OF CALIFORNIA RECORDED JULY 26, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2966, PAGE 461, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID NORTHEAST LINE OF SAID AQUEDUCT, THE FOLLOWING COURSES: NORTH 61° 41’ 49” WEST, 1033.17 FEET TO A BRASS PLUG MARKED CA 227; THENCE NORTH 43° 52’ 18” WEST, 1616.05 FEET; NORTH 09° 32’ 48” WEST, 892.36 FEET; NORTH 28° 45’ 19” WEST, 158.44 FEET TO THE NORTHWEST CORNER OF SAID QUARTER SECTION; THENCE LEAVING SAID NORTHEAST LINE IN AN EASTERLY DIRECTION ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH ALONG THE EAST LINE OF SAID SOUTHEAST QUARTER, 2640 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT CERTAIN 14.09 ACRE PARCEL OF LAND DESCRIBED IN DEED TO MARTIN WUNDERLICH RECORDED DECEMBER 29, 1967 IN BOOK OF OFFICIAL RECORDS, BOOK 3176, PAGE 372, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT CERTAIN PARCEL TWO DESCRIBED IN DEED TO STATE OF CALIFORNIA RECORDED JULY 9, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2961, PAGE 367, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT CO., RECORDED OCTOBER 9, 1969, IN BOOK 3341 OF OFFICIAL RECORDS, PAGE 442, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT COMPANY RECORDED MAY 28, 1970, IN BOOK OF OFFICIAL RECORDS, BOOK 3395, PAGE 43, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM PARCEL A, AS SHOWN UPON PARCEL MAP RECORDED IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

A PORTION OF THE EAST HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL A AS SHOWN ON THAT CERTAIN PARCEL MAP FILED JUNE 13, 1980 IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS; THENCE SOUTH 89° 39’ 30” WEST, A DISTANCE OF 36.38 FEET; THENCE NORTH 02° 47’ 25” WEST, A DISTANCE OF 582.65 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL; THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY SOUTH 45° 09’ EAST, A DISTANCE OF 53.94 FEET TO THE WESTERLY LINE OF SAID PARCEL A; THENCE ALONG SAID WESTERLY LINE SOUTH 02° 47’ 25” EAST, A DISTANCE OF 544.35 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION CONVEYED TO COUNTY OF SAN JOAQUIN BY DEED RECORDED NOVEMBER 24, 1992, RECORDER’S INSTRUMENT NO. 92136368, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION AS DESCRIBED AS NEW PARCEL 1 IN CORPORATION GRANT DEED TO UNITED FACILITIES INC., AN ILLINOIS CORPORATION, RECORDED SEPTEMBER 24, 1997, RECORDER’S INSTRUMENT NO. 97095335, SAN JOAQUIN COUNTY RECORDS.

APN: 209-090-45 (A PORTION)

PARCEL THREE:

A PORTION OF THE NORTHEAST QUARTER OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF THE PATTERSON PASS ROAD, SAID POINT BEING NORTH 89° 41’ WEST, 30.00 FEET FROM THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION; THENCE NORTH 0° 20’ WEST, 194.00 FEET ALONG THE WEST LINE OF THE PATTERSON PASS ROAD TO A POINT ON THE SOUTHERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL DESCRIBED IN DEED TO THE UNITED STATES, RECORDED JULY 18, 1947, IN BOOK OF OFFICIAL RECORDS, BOOK 1061, PAGE 209, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID SOUTHERLY RIGHT OF WAY AS FOLLOWS:

NORTH 64° 30’ WEST, 274.40 FEET; NORTH 52° 55’ WEST, 303.40 FEET; NORTH 45° 09’ WEST, 2366.10 FEET; NORTH 54° 01’ WEST, 564.40 FEET TO A POINT ON THE WEST LINE OF SAID NORTHEAST QUARTER OF SAID SECTION; THENCE SOUTH 0° 04’ EAST, 2481.27 FEET ALONG THE WEST LINE OF SAID QUARTER SECTION TO THE SOUTHWEST CORNER OF SAID QUARTER; THENCE SOUTH 89° 41’ EAST, 2621.74 FEET ALONG THE SOUTH LINE OF SAID QUARTER SECTION TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT CO., RECORDED MAY 28, 1970, IN BOOK OF OFFICIAL RECORDS, BOOK 3395, PAGE 43, SAN JOAQUIN COUNTY RECORDS, LYING WITHIN THE ABOVE DESCRIBED PARCEL OF LAND.

ALSO EXCEPTING THEREFROM PARCEL A AS SHOWN UPON PARCEL MAP RECORDED IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

A PORTION OF THE EAST HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL A, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED JUNE 13, 1980, IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS; THENCE SOUTH 89° 39’ 30” WEST, A DISTANCE OF 36.38 FEET; THENCE NORTH 02° 47’ 25” WEST , A DISTANCE OF 582.65 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL; THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY SOUTH 45° 09’ EAST, A DISTANCE OF 53.94 FEET TO THE WESTERLY LINE OF SAID PARCEL A; THENCE ALONG SAID WESTERLY LINE SOUTH 02° 47’ 25” EAST, A DISTANCE OF 544.35 FEET TO THE POINT OF BEGINNING.

EXCEPTING FROM PARCELS 1, 2 AND 3 ABOVE, THAT PORTION AS SHOWN ON THE PARCEL MAP FILED FOR RECORD IN BOOK 21 OF PARCEL MAPS, AT PAGE 120, SAN JOAQUIN COUNTY RECORDS.

APN: 209-090-45 (A PORTION)

PARCEL FOUR:

A PORTION OF PARCEL 3, AS SHOWN ON THE MAP ENTITLED PARCEL MAP MS-98-12, FILED IN BOOK OF PARCEL MAPS, BOOK 21, PAGE 120, SAN JOAQUIN COUNTY RECORDS, DESCRIBED AS FOLLOWS:

COMMENCING AT THE MOST EASTERLY CORNER OF SAID PARCEL 3; THENCE ALONG THE NORTHEASTERLY LINE OF SAID PARCEL 3, NORTH 43° 52’ 14” WEST, 34.43 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID NORTHEASTERLY LINE NORTH 43° 52’ 14” WEST, 155.68 FEET TO A CURVE TO THE RIGHT HAVING A RADIUS OF 2042.00 FEET, A DELTA OF 07° 21’ 52”; THENCE ALONG SAID CURVE AN ARC LENGTH OF 262.47 FEET; THENCE NORTH 36° 30’ 22” WEST, 287.44 FEET TO THE MOST NORTHERLY CORNER OF SAID PARCEL 3; THENCE LEAVING SAID NORTHEASTERLY LINE AND ALONG THE WESTERLY LINE OF SAID PARCEL 3, SOUTH 09° 32’ 23” EAST, 850.69 FEET; THENCE LEAVING SAID WESTERLY LINE ON A LINE THAT IS PARALLEL WITH AND 34.43 FEET MEASURED AT A RIGHT ANGLE NORTHWESTERLY OF THE SOUTHEASTERLY LINE OF SAID PARCEL 3, NORTH 46° 07’ 46” EAST, 426.07 FEET TO THE POINT OF BEGINNING.

APN: 209-440-16

PARCEL FIVE:

THAT PORTION OF THE EAST ONE-HALF OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL 7 (D-SL-21) UNIT D IN THE FINAL ORDER OF CONDEMNATION, THE PEOPLE OF THE STATE OF CALIFORNIA (PLAINTIFF) VS. AMELIA L. MACHADO, ET AL (DEFENDANTS), RECORDED FEBRUARY 25, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2920, PAGE 118, SAN JOAQUIN COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT DESIGNATED POINT P IN UNIT B AS SAID UNIT B IS DESCRIBED IN SAID FINAL ORDER. SAID POINT BEING POINT OF INTERSECTION OF THE EASTERLY LINE OF SAID UNIT B WITH THE SOUTH LINE OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE FROM SAID POINT OF BEGINNING, NORTH 26° 33’ 23” WEST, 384.49 FEET; THENCE NORTH 03° 58’ 21” WEST 376.91 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL, THENCE ALONG SAID RIGHT OF WAY, THE FOLLOWING COURSES: SOUTH 66° 51’ 05” EAST, 163.03 FEET; SOUTH 80° 52’ 05” EAST, 389.20 FEET; SOUTH 38° 38’ 13” EAST, 375.72 FEET TO THE EAST LINE OF SAID SECTION 20; THENCE LEAVING SAID RIGHT OF WAY ALONG SAID EAST LINE, SOUTH 00° 29’ 09” WEST 282.51 FEET; THENCE LEAVING SAID EAST LINE SOUTH 27° 16’ 17” WEST, 29.44 FEET TO THE SOUTH LINE OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID SOUTH LINE NORTH 89° 12’ 01” WEST, 607.15 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL OILS, GASES, MINERALS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23 PORTION

PARCEL SIX:

THAT PORTION OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL B IN GRANT DEED FROM PETER W. MALONEY, ET AL TO THE STATE OF CALIFORNIA, RECORDED OCTOBER 5, 1962 IN BOOK OF OFFICIAL RECORDS, BOOK 2605, PAGE 225, SAN JOAQUIN COUNTY RECORDS DESCRIBED AS FOLLOWS:

BEGINNING AT THE THREE-QUARTER INCH IRON PIPE WITH BRASS PLUG MARKED CA 211, AS DESCRIBED IN PARCEL A OF SAID GRANT DEED; THENCE FROM SAID POINT OF BEGINNING ALONG THE EASTERLY LINE OF SAID PARCEL A, NORTH 11° 36’ 44” WEST, 537.07 FEET TO THE NORTH LINE OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID NORTH LINE SOUTH 89° 12’ 01” EAST, 607.15 FEET TO THE WESTERLY RIGHT OF WAY LINE OF THE PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA CORPORATION, AS SAID RIGHT OF WAY WAS CONVEYED TO SAID PACIFIC GAS AND ELECTRIC COMPANY BY DEED RECORDED OCTOBER 23, 1957, IN BOOK OF OFFICIAL RECORDS, BOOK 2010, PAGE 399, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE SOUTH 27° 15’ 17” WEST, 425.00 FEET; THENCE LEAVING SAID WESTERLY RIGHT OF WAY LINE, SOUTH 65° 18’ 53” WEST, 334.85 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OILS, GASES, MINERALS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23, PORTION

PARCEL SEVEN:

THAT PORTION OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL C IN GRANT DEED RECORDED OCTOBER 5, 1962, IN BOOK OF OFFICIAL RECORDS, BOOK 2605, PAGE 225, SAN JOAQUIN COUNTY RECORDS DESCRIBED AS FOLLOWS:

BEGINNING AT THE THREE-QUARTER INCH IRON PIPE WITH BRASS PLUG MARKED CA 211, AS DESCRIBED IN PARCEL A OF SAID GRANT DEED; THENCE FROM SAID POINT OF BEGINNING NORTH 65° 18’ 53” EAST, 334.85 FEET; THENCE NORTH 27° 16’ 17” EAST,

425.00 FEET TO THE NORTH LINE OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID NORTH LINE SOUTH 89° 12’ 01” EAST, 13.27 FEET TO THE EAST LINE OF SAID SECTION 20; THENCE ALONG SAID EAST LINE SOUTH 00° 29’ 09” WEST, 1205.68 FEET; THENCE LEAVING SAID EAST LINE NORTH 36° 06’ 33” WEST, 851.86 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OILS, GASES, MINERALS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23, PORTION

PARCEL EIGHT:

BEGINNING AT THE CENTER OF SAID SECTION 28 BEING ALSO ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE CALIFORNIA AQUEDUCT; THENCE RUNNING ALONG SAID LINE NORTH 30° 46’ 00” WEST 705.55 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 221; THENCE NORTH 39° 11’ 52” WEST 1103.26 FEET AND NORTH 51° 47’ 35” WEST 1196.73 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 217; THENCE NORTH 45° 38’ 49” WEST 860.37 FEET TO A POINT ON THE WEST LINE OF SECTION 21, SAID POINT BEARING NORTH 0° 29’ 29” EAST, 111.45 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 21; THENCE ALONG SAID WEST SECTION LINE NORTH 0° 29’ 29” EAST 1235.31 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE DELTA MENDOTA CANAL; THENCE RUNNING ALONG SAID LINE: NORTH 81° 00’ 29” EAST, 195.40 FEET; SOUTH 37° 56’ 31” EAST 307.50 FEET; SOUTH 89° 21’ 31” EAST 610.80 FEET; SOUTH 69° 20’ 31” EAST 333.60 FEET; SOUTH 30° 51’ 31” EAST 492.30 FEET; SOUTH 47° 38’ 31” EAST 324.40 FEET; SOUTH 55° 45’ 31” EAST 196.00 FEET; SOUTH 14° 13’ 29” WEST 301.40 FEET; SOUTH 88° 59’ 31” EAST 515.34 FEET; SOUTH 53° 55’ 31” EAST 282.45 FEET; TO A POINT ON THE EAST LINE OF THE NORTHWEST QUARTER OF SECTION 28, SAID POINT BEARING SOUTH 0° 35’ 29” WEST 162.30 FEET FROM THE NORTH QUARTER CORNER OF SECTION 28; THENCE RUNNING ALONG SAID EAST LINE SOUTH 0° 35’ 29” WEST 2482.81 FEET TO THE POINT OF BEGINNING.

APN: 209-080-23 AND 209-090-25

THE ABOVE DESCRIBED LAND IS THE SAME AS THAT SHOWN ON THE SURVEY PREPARED BY SLOOTEN CONSULTING, INC., DATED SEPTEMBER 4, 2008, LAST REVISED SEPTEMBER __, 2008, DESIGNATED JOB NO. 8005-03, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PORTION OF SECTION 20, SECTION 21 AND SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTER OF SAID SECTION 28, BEING ALSO ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE CALIFORNIA

AQUEDUCT AND RUNNING THENCE ALONG SAID LINE NORTH 30°48’41” WEST, 705.55 FEET; THENCE NORTH 39°14’33” WEST, 1103.26 FEET; THENCE NORTH 51°50’16” WEST, 1196.73 FEET; THENCE NORTH 45°41’30” WEST, 860.37 FEET; THENCE NORTH 36°08’54” WEST, 851.86 FEET; THENCE NORTH 11°39’05” WEST, 537.07 FEET; THENCE NORTH 26°35’44” WEST, 384.49 FEET; THENCE LEAVING SAID NORTHEASTERLY RIGHT OF WAY LINE NORTH 03°56”00” EAST, 376.91 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE DELTA MENDOTA CANAL; THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE SOUTH 66°53’26” EAST, 163.03 FEET; THENCE SOUTH 80°54’26” EAST, 389.20 FEET; THENCE SOUTH 38°40’34” EAST, 375.71 FEET; THENCE SOUTH 00°26’48” WEST, 279.63 FEET TO A POINT “A”; THENCE NORTH 80°57’48” EAST, 195.04 FEET; THENCE SOUTH 37°59’12” EAST, 307.50 FEET; THENCE SOUTH 89°24’12” EAST, 610.80 FEET; THENCE SOUTH 69°23’12” EAST, 333.60 FEET; THENCE SOUTH 30°54’12” EAST, 492.30 FEET; THENCE SOUTH 47°41’12” EAST, 324.40 FEET; THENCE SOUTH 55°48’12” EAST, 196.00 FEET; THENCE SOUTH 14°10’48” WEST, 301.40 FEET; THENCE SOUTH 89°02’12” EAST, 515.34 FEET; THENCE SOUTH 53°55’57” EAST, 289.20 FEET; THENCE SOUTH 53°29’35” EAST, 565.04 FEET; THENCE SOUTH 44°30’25” EAST, 2312.20 FEET; THENCE LEAVING SAID SOUTHWESTERLY RIGHT OF WAY LINE SOUTH 02°06’16” EAST, 586.02 FEET TO THE NORTHEASTERLY RIGHT OF WAY LINE OF BERKELEY ROAD AS DEPICTED ON THAT CERTAIN MAP ENTITLED “PARCEL MAP MS-98-12” FILED IN BOOK 21 OF PARCEL MAPS, PAGE 120, OFFICIAL RECORD OF SAN JOAQUIN COUNTY; THENCE ALONG SAID RIGHT OF WAY LINE NORTH 89°39’21” WEST, 4.56 FEET TO A POINT ON A 1058.00 FOOT RADIUS TANGENT CURVE; THENCE ALONG SAID CURVE TO THE RIGHT, AN INCLUDED ANGLE OF 24°18’15”, AN ARC DISTANCE OF 448.79 FEET TO A POINT ON A 458.00 FOOT RADIUS COMPOUND CURVE; THENCE ALONG SAID CURVE NORTHWESTERLY, THROUGH AN INCLUDED ANGLE OF 22°43’15”, AN ARC DISTANCE OF 181.62 FEET; THENCE LEAVING SAID RIGHT OF WAY SOUTH 47°22’09” WEST, 84.00 FEET TO A POINT ON THE NORTHWESTERLY RIGHT OF WAY LINE OF STANFORD ROAD AS DEPICTED ON SAID PARCEL MAP, ALSO SAID POINT OF A 35.00 FOOT RADIUS NON-TANGENT CURVE; THENCE ALONG SAID CURVE AND SAID RIGHT OF WAY SOUTHWESTERLY, WHOSE CENTER BEARS SOUTH 47°22’09” WEST, THROUGH AN INCLUDED ANGLE 96°04’29”, AN ARC DISTANCE OF 58.69 FEET TO A POINT ON A 658.00 RADIUS COMPOUND CURVE; THENCE ALONG SAID CURVE TO THE RIGHT, THROUGH AN INCLUDED ANGLE 11°18’40”, AN ARC DISTANCE OF 129.90 FEET; THENCE SOUTH 64°45’18” WEST, 635.59 FEET TO A POINT ON A 1042.00 FOOT RADIUS TANGENT CURVE; THENCE ALONG SAID CURVE TO THE LEFT, THROUGH AN INCLUDED ANGLE 17°30’30” AN ARC DISTANCE OF 318.41 FEET TO A POINT ON A 35.00 FOOT RADIUS REVERSE CURVE; THENCE ALONG SAID CURVE NORTHWESTERLY, THROUGH AN INCLUDED ANGLE OF 89°10’28”, AN ARC DISTANCE OF 54.47 FEET; THENCE LEAVING SAID RIGHT OF WAY SOUTH 46°25’16” WEST, 84.00 FEET TO A POINT ON THE WESTERLY RIGHT OF WAY LINE OF SCHULTE ROAD AS DEPICTED ON SAID PARCEL MAP SAID POINT ALSO ON A 2042.00 FOOT RADIUS NON-TANGENT CURVE; THENCE ALONG SAID RIGHT OF WAY LINE AND CURVE SOUTHEASTERLY, WHOSE CENTER BEARS NORTH 46°25’16” EAST, THROUGH AN INCLUDED ANGLE OF 00°17’30”, AN ARC DISTANCE OF 10.40 FEET; THENCE SOUTH 43°52’14” EAST, 155.68 FEET; THENCE LEAVING SAID RIGHT OF WAY SOUTH 46°07’46”

WEST, 426.08 FEET TO A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE CALIFORNIA AQUEDUCT; THENCE NORTH 09°32’23” WEST, 850.69 FEET; THENCE NORTH 28°00’33” WEST, 161.40 FEET TO THE POINT OF BEGINNING.

APNs: 209-080-23; 209-090-25; 209-090-45; and 209-440-16

EXHIBIT F

QUIT CLAIM BILL OF SALE

QUITCLAIM

BILL OF SALE

FOR VALUE RECEIVED, ADESA CALIFORNIA, LLC, a California limited liability company (“Seller”), hereby quitclaims unto FIRST INDUSTRIAL PENNSYLVANIA, L.P., a Delaware limited partnership (“Purchaser”), all of Seller’s right, title and interest, if any, in and to all improvements located on that certain real estate legally described on Exhibit A attached hereto and incorporated herein by reference (the “Land”), including, but not limited to, those certain buildings constructed on the Land and any other structures, systems, and utilities and fixtures affixed thereto (the “Property”). The Property is quitclaimed by Seller to Purchaser on an “AS IS,” “WHERE IS,” “WITH ALL FAULTS” basis, and without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever, including, but not limited to, any warranty as to the fitness for a particular purpose or merchantability of the Property.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of September         , 2008.

SELLER:

ADESA CALIFORNIA, LLC, a California limited liability company

By:
Paul J. Lips, a manager

EXHIBIT A

LAND

PARCEL ONE:

THAT PORTION OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTER OF SAID SECTION 28, BEING ALSO ON THE NORTHEASTERLY RIGHT-OF-WAY LINE OF THE CALIFORNIA AQUEDUCT AND RUNNING THENCE ALONG SAID LINE SOUTH 28° 45’ 19” EAST, 158.44 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 223, THENCE SOUTH 09° 32’ 48” EAST, 892.36 FEET AND SOUTH 43° 52’ 18” EAST, 669.12 FEET; THENCE NORTH 89° 09’ EAST, 68.39 FEET; THENCE RUNNING NORTHWESTERLY AND DISTANT 50 FEET, MEASURED AT RIGHT ANGLES, FROM SAID CALIFORNIA AQUEDUCT RIGHT-OF-WAY, NORTH 43° 52’ 18” WEST, 700.34 FEET: NORTH 09° 32’ 48” WEST, 885.38 FEET; NORTH 28° 45’ 19” WEST, 167.78 FEET AND NORTH 30° 46’ 00” WEST, 82.92 FEET TO A POINT ON THE EAST LINE OF THE NORTHWEST QUARTER OF SECTION 28; THENCE SOUTH 0° 35’ 29” WEST, 96.08 FEET TO THE POINT OF BEGINNING.

APN: 209-090-45 (A PORTION)

PARCEL TWO:

A PORTION OF THE SOUTHEAST QUARTER OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID QUARTER SECTION; THENCE NORTH 86° 31’ 33” WEST ALONG THE SOUTH LINE OF SAID QUARTER SECTION, A DISTANCE OF 383.49 FEET TO THE NORTHEAST LINE OF THE CALIFORNIA AQUEDUCT DESCRIBED IN DEED TO STATE OF CALIFORNIA RECORDED JULY 26, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2966, PAGE 461, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID NORTHEAST LINE OF SAID AQUEDUCT, THE FOLLOWING COURSES:

NORTH 61° 41’ 49” WEST, 1033.17 FEET TO A BRASS PLUG MARKED CA 227; THENCE NORTH 43° 52’ 18” WEST, 1616.05 FEET; NORTH 09° 32’ 48” WEST, 892.36 FEET; NORTH 28° 45’ 19” WEST, 158.44 FEET TO THE NORTHWEST CORNER OF SAID QUARTER SECTION; THENCE LEAVING SAID NORTHEAST LINE IN AN EASTERLY DIRECTION ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH ALONG THE EAST LINE OF SAID SOUTHEAST QUARTER, 2640 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT CERTAIN 14.09 ACRE PARCEL OF LAND DESCRIBED IN DEED TO MARTIN WUNDERLICH RECORDED DECEMBER 29, 1967 IN BOOK OF OFFICIAL RECORDS, BOOK 3176, PAGE 372, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT CERTAIN PARCEL TWO DESCRIBED IN DEED TO STATE OF CALIFORNIA RECORDED JULY 9, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2961, PAGE 367, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT CO., RECORDED OCTOBER 9, 1969, IN BOOK 3341 OF OFFICIAL RECORDS, PAGE 442, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT COMPANY RECORDED MAY 28, 1970, IN BOOK OF OFFICIAL RECORDS, BOOK 3395, PAGE 43, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM PARCEL A, AS SHOWN UPON PARCEL MAP RECORDED IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

A PORTION OF THE EAST HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL A AS SHOWN ON THAT CERTAIN PARCEL MAP FILED JUNE 13, 1980 IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS; THENCE SOUTH 89° 39’ 30” WEST, A DISTANCE OF 36.38 FEET; THENCE NORTH 02° 47’ 25” WEST, A DISTANCE OF 582.65 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL; THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY SOUTH 45° 09’ EAST, A DISTANCE OF 53.94 FEET TO THE WESTERLY LINE OF SAID PARCEL A; THENCE ALONG SAID WESTERLY LINE SOUTH 02° 47’ 25” EAST, A DISTANCE OF 544.35 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION CONVEYED TO COUNTY OF SAN JOAQUIN BY DEED RECORDED NOVEMBER 24, 1992, RECORDER’S INSTRUMENT NO. 92136368, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION AS DESCRIBED AS NEW PARCEL 1 IN CORPORATION GRANT DEED TO UNITED FACILITIES INC., AN ILLINOIS CORPORATION, RECORDED SEPTEMBER 24, 1997, RECORDER’S INSTRUMENT NO. 97095335, SAN JOAQUIN COUNTY RECORDS.

APN: 209-090-45 (A PORTION)

PARCEL THREE:

A PORTION OF THE NORTHEAST QUARTER OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF THE PATTERSON PASS ROAD, SAID POINT BRING NORTH 89° 41’ WEST, 30.00 FEET FROM THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION; THENCE NORTH 0° 20’ WEST, 194.00 FEET ALONG THE WEST LINE OF THE PATTERSON PASS ROAD TO A POINT ON THE SOUTHERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL DESCRIBED IN DEED TO THE UNITED STATES, RECORDED JULY 18, 1947, IN BOOK OF OFFICIAL RECORDS, BOOK 1061, PAGE 209, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID SOUTHERLY RIGHT OF WAY AS FOLLOWS:

NORTH 64° 30’ WEST, 274.40 FEET; NORTH 52° 55’ WEST, 303.40 FEET; NORTH 45° 09’ WEST, 2366.10 FEET; NORTH 54° 01’ WEST, 564.40 FEET

TO A POINT ON THE WEST LINE OF SAID NORTHEAST QUARTER OF SAID SECTION; THENCE SOUTH 0° 04’ EAST, 2481.27 FEET ALONG THE WEST LINE OF SAID QUARTER SECTION TO THE SOUTHWEST CORNER OF SAID QUARTER; THENCE SOUTH 89° 41’ EAST, 2621.74 FEET ALONG THE SOUTH LINE OF SAID QUARTER SECTION TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT CO., RECORDED MAY 28, 1970, IN BOOK OF OFFICIAL RECORDS, BOOK 3395, PAGE 43, SAN JOAQUIN COUNTY RECORDS, LYING WITHIN THE ABOVE DESCRIBED PARCEL OF LAND.

ALSO EXCEPTING THEREFROM PARCEL A AS SHOWN UPON PARCEL MAP RECORDED IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

A PORTION OF THE EAST HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL A, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED JUNE 13, 1980, IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS; THENCE SOUTH 89° 39’ 30” WEST, A DISTANCE OF 36.38 FEET; THENCE NORTH 02° 47’ 25” WEST , A DISTANCE OF 582.65 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL; THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY SOUTH 45° 09’ EAST, A DISTANCE OF 53.94 FEET TO THE WESTERLY LINE OF SAID PARCEL A; THENCE ALONG SAID WESTERLY LINE SOUTH 02° 47’ 25” EAST, A DISTANCE OF 544.35 FEET TO THE POINT OF BEGINNING.

EXCEPTING FROM PARCELS 1, 2 AND 3 ABOVE, THAT PORTION AS SHOWN ON THE PARCEL MAP FILED FOR RECORD IN BOOK 21 OF PARCEL MAPS, AT PAGE 120, SAN JOAQUIN COUNTY RECORDS.

APN: 209-090-45 (A PORTION)

PARCEL FOUR:

A PORTION OF PARCEL 3, AS SHOWN ON THE MAP ENTITLED PARCEL MAP MS-98-12, FILED IN BOOK OF PARCEL MAPS, BOOK 21, PAGE 120, SAN JOAQUIN COUNTY RECORDS, DESCRIBED AS FOLLOWS:

COMMENCING AT THE MOST EASTERLY CORNER OF SAID PARCEL 3; THENCE ALONG THE NORTHEASTERLY LINE OF SAID PARCEL 3, NORTH 43° 52’ 14” WEST, 34.43 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID NORTHEASTERLY LINE NORTH 43° 52’ 14” WEST, 155.68 FEET TO A CURVE TO THE RIGHT HAVING A RADIUS OF 2042.00 FEET, A DELTA OF 07° 21’ 52”; THENCE ALONG SAID CURVE AN ARC LENGTH OF 262.47 FEET; THENCE NORTH 36° 30’ 22” WEST, 287.44 FEET TO THE MOST NORTHERLY CORNER OF SAID PARCEL 3; THENCE LEAVING SAID NORTHEASTERLY LINE AND ALONG THE WESTERLY LINE OF SAID PARCEL 3, SOUTH 09° 32’ 23” EAST, 850.69 FEET; THENCE LEAVING SAID WESTERLY LINE ON A LINE THAT IS PARALLEL WITH AND 34.43 FEET MEASURED AT A RIGHT ANGLE NORTHWESTERLY OF THE SOUTHEASTERLY LINE OF SAID PARCEL 3, NORTH 46° 07’ 46” EAST, 426.07 FEET TO THE POINT OF BEGINNING.

APN: 209-440-16

PARCEL FIVE:

THAT PORTION OF THE EAST ONE-HALF OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL 7 (D-SL-21) UNIT D IN THE FINAL ORDER OF CONDEMNATION, THE PEOPLE OF THE STATE OF CALIFORNIA (PLAINTIFF) VS. AMELIA L. MACHADO, ET AL (DEFENDANTS), RECORDED FEBRUARY 25, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2920, PAGE 118, SAN JOAQUIN COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT DESIGNATED POINT P IN UNIT B AS SAID UNIT B IS DESCRIBED IN SAID FINAL ORDER. SAID POINT BEING POINT OF INTERSECTION OF THE EASTERLY LINE OF SAID UNIT B WITH THE SOUTH LINE OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE FROM SAID POINT OF BEGINNING, NORTH 26° 33’ 23” WEST, 384.49 FEET; THENCE NORTH 03° 58’ 21” WEST 376.91 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL, THENCE ALONG SAID RIGHT OF WAY, THE FOLLOWING COURSES:

SOUTH 66° 51’ 05” EAST, 163.03 FEET; SOUTH 80° 52’ 05” EAST, 389.20 FEET; SOUTH 38° 38’ 13” EAST, 375.72 FEET TO THE EAST LINE OF SAID SECTION 20; THENCE LEAVING SAID RIGHT OF WAY ALONG SAID EAST LINE, SOUTH 00° 29’ 09” WEST 282.51 FEET; THENCE LEAVING SAID EAST LINE SOUTH 27° 16’ 17” WEST, 29.44 FEET TO THE SOUTH LINE OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID SOUTH LINE NORTH 89° 12’ 01” WEST, 607.15 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL OILS, GASES, MINERALS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23 PORTION

PARCEL SIX:

THAT PORTION OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL B IN GRANT DEED FROM PETER W. MALONEY, ET AL TO THE STATE OF CALIFORNIA, RECORDED OCTOBER 5, 1962 IN BOOK OF OFFICIAL RECORDS, BOOK 2605, PAGE 225, SAN JOAQUIN COUNTY RECORDS DESCRIBED AS FOLLOWS:

BEGINNING AT THE THREE-QUARTER INCH IRON PIPE WITH BRASS PLUG MARKED CA 211, AS DESCRIBED IN PARCEL A OF SAID GRANT DEED; THENCE FROM SAID POINT OF BEGINNING ALONG THE EASTERLY LINE OF SAID PARCEL A, NORTH 11° 36’ 44” WEST, 537.07 FEET TO THE NORTH LINE OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID NORTH LINE SOUTH 89° 12’ 01” EAST, 607.15 FEET TO THE WESTERLY RIGHT OF WAY LINE OF THE PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA CORPORATION, AS SAID RIGHT OF WAY WAS CONVEYED TO SAID PACIFIC GAS AND ELECTRIC COMPANY BY DEED RECORDED OCTOBER 23, 1957, IN BOOK OF OFFICIAL RECORDS, BOOK 2010, PAGE 399, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE SOUTH 27° 15’ 17” WEST, 425.00 FEET; THENCE LEAVING SAID WESTERLY RIGHT OF WAY LINE, SOUTH 65° 18’ 53” WEST, 334.85 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OILS, GASES, MINERALS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23, PORTION

PARCEL SEVEN:

THAT PORTION OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20,TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL C IN GRANT DEED RECORDED OCTOBER 5, 1962, IN BOOK OF OFFICIAL RECORDS, BOOK 2605, PAGE 225, SAN JOAQUIN COUNTY RECORDS DESCRIBED AS FOLLOWS:

BEGINNING AT THE THREE-QUARTER INCH IRON PIPE WITH BRASS PLUG MARKED CA 211, AS DESCRIBED IN PARCEL A OF SAID GRANT DEED; THENCE FROM SAID POINT OF BEGINNING NORTH 65° 18’ 53” EAST, 334.85 FEET; THENCE NORTH 27° 16’ 17” EAST, 425.00 FEET TO THE NORTH LINE OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID NORTH LINE SOUTH 89° 12’ 01” EAST, 13.27 FEET TO THE EAST LINE OF SAID SECTION 20; THENCE ALONG SAID EAST LINE SOUTH 00° 29’ 09” WEST, 1205.68 FEET; THENCE LEAVING SAID EAST LINE NORTH 36° 06’ 33” WEST, 851.86 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OILS, GASES, MINERALS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23, PORTION

PARCEL EIGHT:

BEGINNING AT THE CENTER OF SAID SECTION 28 BEING ALSO ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE CALIFORNIA AQUEDUCT; THENCE RUNNING ALONG SAID LINE NORTH 30° 46’ 00” WEST 705.55 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 221; THENCE NORTH 39° 11’ 52” WEST 1103.26 FEET AND NORTH 51° 47’ 35” WEST 1196.73 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 217; THENCE NORTH 45° 38’ 49” WEST 860.37 FEET TO A POINT ON THE WEST LINE OF SECTION 21, SAID POINT BEARING NORTH 0° 29’ 29” EAST, 111.45 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 21; THENCE ALONG SAID WEST SECTION LINE NORTH 0° 29’ 29” EAST 1235.31 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE DELTA MENDOTA CANAL; THENCE RUNNING ALONG SAID LINE:

NORTH 81° 00’ 29” EAST, 195.04 FEET; SOUTH 37° 56’ 31” EAST 307.50 FEET;

SOUTH 89° 21’ 31” EAST 610.80 FEET; SOUTH 69° 20’ 31” EAST 333.60 FEET;

SOUTH 30° 51’ 31” EAST 492.30 FEET; SOUTH 47° 38’ 31” EAST 324.40 FEET;

SOUTH 55° 45’ 31” EAST 196.00 FEET; SOUTH 14° 13’ 29” WEST 301.40 FEET;

SOUTH 88° 59’ 31” EAST 515.34 FEET; SOUTH 53° 55’ 31” EAST 282.45 FEET;

TO A POINT ON THE EAST LINE OF THE NORTHWEST QUARTER OF SECTION 28, SAID POINT BEARING SOUTH 0° 35’ 29” WEST 162.30 FEET FROM THE NORTH QUARTER CORNER OF SECTION 28; THENCE RUNNING ALONG SAID EAST LINE SOUTH 0° 35’ 29” WEST 2482.81 FEET TO THE POINT OF BEGINNING.

APN: 209-080-23 AND 209-090-25

LESS AND EXCEPT FROM ALL OF THE ABOVE DESCRIBED PARCELS ANY BUILDINGS AND IMPROVEMENTS LOCATED ON THE LAND.

THE ABOVE DESCRIBED LAND IS THE SAME AS THAT SHOWN ON THE SURVEY PREPARED BY SLOOTEN CONSULTING, INC., DATED SEPTEMBER 4, 2008, LAST REVISED SEPTEMBER __, 2008, DESIGNATED JOB NO. 8005-03, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PORTION OF SECTION 20, SECTION 21 AND SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTER OF SAID SECTION 28, BEING ALSO ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE CALIFORNIA AQUEDUCT AND RUNNING THENCE ALONG SAID LINE NORTH 30°48’41” WEST, 705.55 FEET;

THENCE NORTH 39°14’33” WEST, 1103.26 FEET; THENCE NORTH 51°50’16” WEST, 1196.73 FEET;

THENCE NORTH 45°41’30” WEST, 860.37 FEET; THENCE NORTH 36°08’54” WEST, 851.86 FEET;

THENCE NORTH 11°39’05” WEST, 537.07 FEET; THENCE NORTH 26°35’44” WEST, 384.49 FEET;

THENCE LEAVING SAID NORTHEASTERLY RIGHT OF WAY LINE NORTH 03°56”00” EAST, 376.91 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE DELTA MENDOTA CANAL;

THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE SOUTH 66°53’26” EAST, 163.03 FEET;

THENCE SOUTH 80°54’26” EAST, 389.20 FEET; THENCE SOUTH 38°40’34” EAST, 375.71 FEET;

THENCE SOUTH 00°26’48” WEST, 279.63 FEET TO A POINT ‘A’;

THENCE NORTH 80°57’48” EAST, 195.04 FEET; THENCE SOUTH 37°59’12” EAST, 307.50 FEET;

THENCE SOUTH 89°24’12” EAST, 610.80 FEET; THENCE SOUTH 69°23’12” EAST, 333.60 FEET;

THENCE SOUTH 30°54’12” EAST, 492.30 FEET; THENCE SOUTH 47°41’12” EAST, 324.40 FEET;

THENCE SOUTH 55°48’12” EAST, 196.00 FEET; THENCE SOUTH 14°10’48” WEST, 301.40 FEET;

THENCE SOUTH 89°02’12” EAST, 515.34 FEET; THENCE SOUTH 53°55’57” EAST, 289.20 FEET;

THENCE SOUTH 53°29’35” EAST, 565.04 FEET; THENCE SOUTH 44°30’25” EAST, 2312.20 FEET;

THENCE LEAVING SAID SOUTHWESTERLY RIGHT OF WAY LINE SOUTH 02°06’16” EAST, 586.02 FEET TO THE NORTHEASTERLY RIGHT OF WAY LINE OF BERKELEY ROAD AS DEPICTED ON THAT CERTAIN MAP ENTITLED “PARCEL MAP MS-98-12” FILED IN BOOK 21 OF PARCEL MAPS, PAGE 120, OFFICIAL RECORD OF SAN JOAQUIN COUNTY;

THENCE ALONG SAID RIGHT OF WAY LINE NORTH 89°39’21” WEST, 4.56 FEET TO A POINT ON A 1058.00 FOOT RADIUS TANGENT CURVE;

THENCE ALONG SAID CURVE TO THE RIGHT, AN INCLUDED ANGLE OF 24°18’15”, AN ARC DISTANCE OF 448.79 FEET TO A POINT ON A 458.00 FOOT RADIUS COMPOUND CURVE;

THENCE ALONG SAID CURVE NORTHWESTERLY, THROUGH AN INCLUDED ANGLE OF 22°43’15”, AN ARC DISTANCE OF 181.62 FEET;

THENCE LEAVING SAID RIGHT OF WAY SOUTH 47°22’09” WEST, 84.00 FEET TO A POINT ON THE NORTHWESTERLY RIGHT OF WAY LINE OF STANFORD ROAD AS DEPICTED ON SAID PARCEL MAP, ALSO SAID POINT OF A 35.00 FOOT RADIUS NON-TANGENT CURVE; THENCE ALONG SAID CURVE AND SAID RIGHT OF WAY SOUTHWESTERLY, WHOSE CENTER BEARS SOUTH 47°22’09” WEST, THROUGH AN INCLUDED ANGLE 96°04’29”, AN ARC DISTANCE OF 58.69 FEET TO A POINT ON A 658.00 RADIUS COMPOUND CURVE;

THENCE ALONG SAID CURVE TO THE RIGHT, THROUGH AN INCLUDED ANGLE 11°18’40”, AN ARC DISTANCE OF 129.90 FEET;

THENCE SOUTH 64°45’18” WEST, 635.59 FEET TO A POINT ON A 1042.00 FOOT RADIUS TANGENT CURVE;

THENCE ALONG SAID CURVE TO THE LEFT, THROUGH AN INCLUDED ANGLE 17°30’30 AN ARC DISTANCE OF 318.41 FEET TO A POINT ON A 35.00 FOOT RADIUS REVERSE CURVE;

THENCE ALONG SAID CURVE NORTHWESTERLY, THROUGH AN INCLUDED ANGLE OF 89°10’28”, AN ARC DISTANCE OF 54.47 FEET;

THENCE LEAVING SAID RIGHT OF WAY SOUTH 46°25’16” WEST, 84.00 FEET TO A POINT ON THE WESTERLY RIGHT OF WAY LINE OF SCHULTE ROAD AS DEPICTED ON SAID PARCEL MAP SAID POINT ALSO ON A 2042.00 FOOT RADIUS NON-TANGENT CURVE;

THENCE ALONG SAID RIGHT OF WAY LINE AND CURVE SOUTHEASTERLY, WHOSE CENTER BEARS NORTH 46°25’16” EAST, THROUGH AN INCLUDED ANGLE OF 00°17’30”, AN ARC DISTANCE OF 10.40 FEET;

THENCE SOUTH 43°52’14” EAST, 155.68 FEET;

THENCE LEAVING SAID RIGHT OF WAY SOUTH 46°07’46” WEST, 426.08 FEET TO A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE CALIFORNIA AQUEDUCT;

THENCE NORTH 09°32’23” WEST, 850.69 FEET; THENCE NORTH 28°00’33” WEST, 161.40 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

COMMENCING AT THE HEREINABOVE DESCRIBED POINT ‘A’, THENCE SOUTH 00°26’48” WEST 3.25 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 00°26’48” WEST 26.35’; THENCE NORTH 89°15’14” WEST 13.27 FEET; THENCE NORTH 27°13’56” EAST 29.44 FEET TO THE POINT OF BEGINNING.

EXHIBIT G

MEMORANDUM OF GROUND LEASE

RECORDING REQUESTED BY AND

WHEN RECORDED MAIL TO:

Jill J. Littlejohn

Barack Ferrazzano Kirschbaum & Nagelberg LLP

200 West Madison Street, Suite 3900

Chicago, Illinois 60606

MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE (this “Memorandum”) is entered into as of                     , 2008, by and between FIRST INDUSTRIAL PENNSYLVANIA, L.P., a Delaware limited partnership (“Landlord”) and ADESA CALIFORNIA, LLC, a California limited liability company (“Tenant”).

1.	Landlord and Tenant have entered into that certain Ground Lease dated , 2008 (the “Lease”) by which Landlord has leased to Tenant that certain tract or parcel of real property, located in San Joaquin County, California, and being more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Premises”).

2.	Capitalized terms used but not defined herein shall have the meanings attributed to same in the Lease.

3.	The Lease is for a term of twenty (20) years, commencing , 2008. The Lease contains two (2) options to renew and extend the term for ten (10) years each.

4.	Tenant owns the Improvements located at the Premises. Upon the Expiration Date or any earlier termination date of the Lease, (a) title to all Improvements shall immediately vest in Landlord, and (b) as an accommodation to Landlord, Tenant shall convey to Landlord, via both (i) a quit claim deed and (ii) a quit claim bill of sale, Tenant’s entire right, title and interest, if any, in, to and under any Improvements located on the Premises.

5.	This Memorandum shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and permitted assigns; provided, however, that this Memorandum is solely for public notice and recording purposes and shall not be construed to alter, modify, limit, expand, diminish or supplement any of the terms or provisions of the Lease or any of the rights granted to or covenants made by Landlord or Tenant under the Lease. In the event of any conflict between the terms and provisions of this Memorandum and the terms and provisions of the Lease, the terms and provisions of the Lease shall prevail.

☒	The term of this lease is less than 35 years and therefore this transfer is exempt from documentary transfer tax.

[Remainder of page intentionally left blank. Signature page(s) on the following pages.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of                     , 2008.

LANDLORD:

FIRST INDUSTRIAL PENNYSYLVANIA, L.P., a Delaware limited liability company

By:	First Industrial Pennsylvania Corporation, a Maryland corporation, its sole general partner

By:
Name:	Johannson L. Yap
Title:	Chief Investment Officer

TENANT:

ADESA CALIFORNIA, LLC, a California limited liability company

By:
Paul J. Lips, a manager

STATE OF ____________	)
	)	SS.
COUNTY OF	)

On September         , 2008, before me,                                 , a Notary Public, personally appeared Paul J. Lips, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                      that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

STATE OF ___________	)
)
COUNTY OF	)

On September         , 2008, before me,                                 , personally appeared Johannson L. Yap, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Illinois that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

EXHIBIT A

LEGAL DESCRIPTION

REAL PROPERTY IN THE CITY OF TRACY, COUNTY OF SAN JOAQUIN, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL ONE:

THAT PORTION OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTER OF SAID SECTION 28, BEING ALSO ON THE NORTHEASTERLY RIGHT-OF-WAY LINE OF THE CALIFORNIA AQUEDUCT AND RUNNING THENCE ALONG SAID LINE SOUTH 28° 45’ 19” EAST, 158.44 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 223, THENCE SOUTH 09° 32’ 48” EAST, 892.36 FEET AND SOUTH 43° 52’ 18” EAST, 669.12 FEET; THENCE NORTH 89° 09’ EAST, 68.39 FEET; THENCE RUNNING NORTHWESTERLY AND DISTANT 50 FEET, MEASURED AT RIGHT ANGLES, FROM SAID CALIFORNIA AQUEDUCT RIGHT-OF-WAY, NORTH 43° 52’ 18” WEST, 700.34 FEET: NORTH 09° 32’ 48” WEST, 885.38 FEET; NORTH 28° 45’ 19” WEST, 167.78 FEET AND NORTH 30° 46’ 00” WEST, 82.92 FEET TO A POINT ON THE EAST LINE OF THE NORTHWEST QUARTER OF SECTION 28; THENCE SOUTH 0° 35’ 29” WEST, 96.08 FEET TO THE POINT OF BEGINNING.

APN: 209-090-45 (A PORTION)

PARCEL TWO:

A PORTION OF THE SOUTHEAST QUARTER OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID QUARTER SECTION; THENCE NORTH 86° 31’ 33” WEST ALONG THE SOUTH LINE OF SAID QUARTER SECTION, A DISTANCE OF 383.49 FEET TO THE NORTHEAST LINE OF THE CALIFORNIA AQUEDUCT DESCRIBED IN DEED TO STATE OF CALIFORNIA RECORDED JULY 26, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2966, PAGE 461, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID NORTHEAST LINE OF SAID AQUEDUCT, THE FOLLOWING COURSES: NORTH 61° 41’ 49” WEST, 1033.17 FEET TO A BRASS PLUG MARKED CA 227; THENCE NORTH 43° 52’ 18” WEST, 1616.05 FEET; NORTH 09° 32’ 48” WEST, 892.36 FEET; NORTH 28° 45’ 19” WEST, 158.44 FEET TO THE NORTHWEST CORNER OF SAID QUARTER SECTION; THENCE LEAVING SAID NORTHEAST LINE IN AN EASTERLY DIRECTION ALONG THE

NORTH LINE OF SAID SOUTHEAST QUARTER TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH ALONG THE EAST LINE OF SAID SOUTHEAST QUARTER, 2640 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT CERTAIN 14.09 ACRE PARCEL OF LAND DESCRIBED IN DEED TO MARTIN WUNDERLICH RECORDED DECEMBER 29, 1967 IN BOOK OF OFFICIAL RECORDS, BOOK 3176, PAGE 372, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT CERTAIN PARCEL TWO DESCRIBED IN DEED TO STATE OF CALIFORNIA RECORDED JULY 9, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2961, PAGE 367, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT CO., RECORDED OCTOBER 9, 1969, IN BOOK 3341 OF OFFICIAL RECORDS, PAGE 442, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT COMPANY RECORDED MAY 28, 1970, IN BOOK OF OFFICIAL RECORDS, BOOK 3395, PAGE 43, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM PARCEL A, AS SHOWN UPON PARCEL MAP RECORDED IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

A PORTION OF THE EAST HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL A AS SHOWN ON THAT CERTAIN PARCEL MAP FILED JUNE 13, 1980 IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS; THENCE SOUTH 89° 39’ 30” WEST, A DISTANCE OF 36.38 FEET; THENCE NORTH 02° 47’ 25” WEST, A DISTANCE OF 582.65 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL; THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY SOUTH 45° 09’ EAST, A DISTANCE OF 53.94 FEET TO THE WESTERLY LINE OF SAID PARCEL A; THENCE ALONG SAID WESTERLY LINE SOUTH 02° 47’ 25” EAST, A DISTANCE OF 544.35 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION CONVEYED TO COUNTY OF SAN JOAQUIN BY DEED RECORDED NOVEMBER 24, 1992, RECORDER’S INSTRUMENT NO. 92136368, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION AS DESCRIBED AS NEW PARCEL 1 IN CORPORATION GRANT DEED TO UNITED FACILITIES INC., AN ILLINOIS CORPORATION, RECORDED SEPTEMBER 24, 1997, RECORDER’S INSTRUMENT NO. 97095335, SAN JOAQUIN COUNTY RECORDS.

APN: 209-090-45 (A PORTION)

PARCEL THREE:

A PORTION OF THE NORTHEAST QUARTER OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF THE PATTERSON PASS ROAD, SAID POINT BEING NORTH 89° 41’ WEST, 30.00 FEET FROM THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION; THENCE NORTH 0° 20’ WEST, 194.00 FEET ALONG THE WEST LINE OF THE PATTERSON PASS ROAD TO A POINT ON THE SOUTHERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL DESCRIBED IN DEED TO THE UNITED STATES, RECORDED JULY 18, 1947, IN BOOK OF OFFICIAL RECORDS, BOOK 1061, PAGE 209, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID SOUTHERLY RIGHT OF WAY AS FOLLOWS:

NORTH 64° 30’ WEST, 274.40 FEET; NORTH 52° 55’ WEST, 303.40 FEET; NORTH 45° 09’ WEST, 2366.10 FEET; NORTH 54° 01’ WEST, 564.40 FEET TO A POINT ON THE WEST LINE OF SAID NORTHEAST QUARTER OF SAID SECTION; THENCE SOUTH 0° 04’ EAST, 2481.27 FEET ALONG THE WEST LINE OF SAID QUARTER SECTION TO THE SOUTHWEST CORNER OF SAID QUARTER; THENCE SOUTH 89° 41’ EAST, 2621.74 FEET ALONG THE SOUTH LINE OF SAID QUARTER SECTION TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN DEED TO TRI-STATE MOTOR TRANSIT CO., RECORDED MAY 28, 1970, IN BOOK OF OFFICIAL RECORDS, BOOK 3395, PAGE 43, SAN JOAQUIN COUNTY RECORDS, LYING WITHIN THE ABOVE DESCRIBED PARCEL OF LAND.

ALSO EXCEPTING THEREFROM PARCEL A AS SHOWN UPON PARCEL MAP RECORDED IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

A PORTION OF THE EAST HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL A, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED JUNE 13, 1980, IN BOOK OF PARCEL MAPS, BOOK 9, PAGE 78, SAN JOAQUIN COUNTY RECORDS; THENCE SOUTH 89° 39’ 30” WEST, A DISTANCE OF 36.38 FEET; THENCE NORTH 02° 47’ 25” WEST , A DISTANCE OF 582.65 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL; THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY SOUTH 45° 09’ EAST, A DISTANCE OF 53.94 FEET TO THE WESTERLY LINE OF SAID PARCEL A; THENCE ALONG SAID WESTERLY LINE SOUTH 02° 47’ 25” EAST, A DISTANCE OF 544.35 FEET TO THE POINT OF BEGINNING.

EXCEPTING FROM PARCELS 1, 2 AND 3 ABOVE, THAT PORTION AS SHOWN ON THE PARCEL MAP FILED FOR RECORD IN BOOK 21 OF PARCEL MAPS, AT PAGE 120, SAN JOAQUIN COUNTY RECORDS.

APN: 209-090-45 (A PORTION)

PARCEL FOUR:

A PORTION OF PARCEL 3, AS SHOWN ON THE MAP ENTITLED PARCEL MAP MS-98-12, FILED IN BOOK OF PARCEL MAPS, BOOK 21, PAGE 120, SAN JOAQUIN COUNTY RECORDS, DESCRIBED AS FOLLOWS:

COMMENCING AT THE MOST EASTERLY CORNER OF SAID PARCEL 3; THENCE ALONG THE NORTHEASTERLY LINE OF SAID PARCEL 3, NORTH 43° 52’ 14” WEST, 34.43 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID NORTHEASTERLY LINE NORTH 43° 52’ 14” WEST, 155.68 FEET TO A CURVE TO THE RIGHT HAVING A RADIUS OF 2042.00 FEET, A DELTA OF 07° 21’ 52”; THENCE ALONG SAID CURVE AN ARC LENGTH OF 262.47 FEET; THENCE NORTH 36° 30’ 22” WEST, 287.44 FEET TO THE MOST NORTHERLY CORNER OF SAID PARCEL 3; THENCE LEAVING SAID NORTHEASTERLY LINE AND ALONG THE WESTERLY LINE OF SAID PARCEL 3, SOUTH 09° 32’ 23” EAST, 850.69 FEET; THENCE LEAVING SAID WESTERLY LINE ON A LINE THAT IS PARALLEL WITH AND 34.43 FEET MEASURED AT A RIGHT ANGLE NORTHWESTERLY OF THE SOUTHEASTERLY LINE OF SAID PARCEL 3, NORTH 46° 07’ 46” EAST, 426.07 FEET TO THE POINT OF BEGINNING.

APN: 209-440-16

PARCEL FIVE:

THAT PORTION OF THE EAST ONE-HALF OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL 7 (D-SL-21) UNIT D IN THE FINAL ORDER OF CONDEMNATION, THE PEOPLE OF THE STATE OF CALIFORNIA (PLAINTIFF) VS. AMELIA L. MACHADO, ET AL (DEFENDANTS), RECORDED FEBRUARY 25, 1965, IN BOOK OF OFFICIAL RECORDS, BOOK 2920, PAGE 118, SAN JOAQUIN COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT DESIGNATED POINT P IN UNIT B AS SAID UNIT B IS DESCRIBED IN SAID FINAL ORDER. SAID POINT BEING POINT OF INTERSECTION OF THE EASTERLY LINE OF SAID UNIT B WITH THE SOUTH LINE OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE FROM SAID POINT OF BEGINNING, NORTH 26° 33’ 23” WEST, 384.49 FEET; THENCE NORTH 03° 58’ 21” WEST 376.91 FEET TO THE SOUTHWESTERLY RIGHT OF WAY OF THE DELTA MENDOTA CANAL, THENCE ALONG SAID RIGHT OF WAY, THE FOLLOWING COURSES: SOUTH 66° 51’ 05” EAST, 163.03 FEET; SOUTH 80° 52’ 05” EAST, 389.20 FEET; SOUTH 38° 38’ 13” EAST,

375.72 FEET TO THE EAST LINE OF SAID SECTION 20; THENCE LEAVING SAID RIGHT OF WAY ALONG SAID EAST LINE, SOUTH 00° 29’ 09” WEST 282.51 FEET; THENCE LEAVING SAID EAST LINE SOUTH 27° 16’ 17” WEST, 29.44 FEET TO THE SOUTH LINE OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID SOUTH LINE NORTH 89° 12’ 01” WEST, 607.15 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ALL OILS, GASES, MINERALS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23 PORTION

PARCEL SIX:

THAT PORTION OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL B IN GRANT DEED FROM PETER W. MALONEY, ET AL TO THE STATE OF CALIFORNIA, RECORDED OCTOBER 5, 1962 IN BOOK OF OFFICIAL RECORDS, BOOK 2605, PAGE 225, SAN JOAQUIN COUNTY RECORDS DESCRIBED AS FOLLOWS:

BEGINNING AT THE THREE-QUARTER INCH IRON PIPE WITH BRASS PLUG MARKED CA 211, AS DESCRIBED IN PARCEL A OF SAID GRANT DEED; THENCE FROM SAID POINT OF BEGINNING ALONG THE EASTERLY LINE OF SAID PARCEL A, NORTH 11° 36’ 44” WEST, 537.07 FEET TO THE NORTH LINE OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID NORTH LINE SOUTH 89° 12’ 01” EAST, 607.15 FEET TO THE WESTERLY RIGHT OF WAY LINE OF THE PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA CORPORATION, AS SAID RIGHT OF WAY WAS CONVEYED TO SAID PACIFIC GAS AND ELECTRIC COMPANY BY DEED RECORDED OCTOBER 23, 1957, IN BOOK OF OFFICIAL RECORDS, BOOK 2010, PAGE 399, SAN JOAQUIN COUNTY RECORDS; THENCE ALONG SAID WESTERLY RIGHT OF WAY LINE SOUTH 27° 15’ 17” WEST, 425.00 FEET; THENCE LEAVING SAID WESTERLY RIGHT OF WAY LINE, SOUTH 65° 18’ 53” WEST, 334.85 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OILS, GASES, MINERALS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23, PORTION

PARCEL SEVEN:

THAT PORTION OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, DESCRIBED AS PARCEL C IN GRANT DEED RECORDED OCTOBER 5, 1962, IN BOOK OF OFFICIAL RECORDS, BOOK 2605, PAGE 225, SAN JOAQUIN COUNTY RECORDS DESCRIBED AS FOLLOWS:

BEGINNING AT THE THREE-QUARTER INCH IRON PIPE WITH BRASS PLUG MARKED CA 211, AS DESCRIBED IN PARCEL A OF SAID GRANT DEED; THENCE FROM SAID POINT OF BEGINNING NORTH 65° 18’ 53” EAST, 334.85 FEET; THENCE NORTH 27° 16’ 17” EAST, 425.00 FEET TO THE NORTH LINE OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; THENCE ALONG SAID NORTH LINE SOUTH 89° 12’ 01” EAST, 13.27 FEET TO THE EAST LINE OF SAID SECTION 20; THENCE ALONG SAID EAST LINE SOUTH 00° 29’ 09” WEST, 1205.68 FEET; THENCE LEAVING SAID EAST LINE NORTH 36° 06’ 33” WEST, 851.86 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL OILS, GASES, MINERALS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED.

APN: 209-080-23, PORTION

PARCEL EIGHT:

BEGINNING AT THE CENTER OF SAID SECTION 28 BEING ALSO ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE CALIFORNIA AQUEDUCT; THENCE RUNNING ALONG SAID LINE NORTH 30° 46’ 00” WEST 705.55 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 221; THENCE NORTH 39° 11’ 52” WEST 1103.26 FEET AND NORTH 51° 47’ 35” WEST 1196.73 FEET TO A  3/4 INCH IRON PIPE WITH A BRASS PLUG STAMPED CA 217; THENCE NORTH 45° 38’ 49” WEST 860.37 FEET TO A POINT ON THE WEST LINE OF SECTION 21, SAID POINT BEARING NORTH 0° 29’ 29” EAST, 111.45 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 21; THENCE ALONG SAID WEST SECTION LINE NORTH 0° 29’ 29” EAST 1235.31 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE DELTA MENDOTA CANAL; THENCE RUNNING ALONG SAID LINE: NORTH 81° 00’ 29” EAST, 195.40 FEET; SOUTH 37° 56’ 31” EAST 307.50 FEET; SOUTH 89° 21’ 31” EAST 610.80 FEET; SOUTH 69° 20’ 31” EAST 333.60 FEET; SOUTH 30° 51’ 31” EAST 492.30 FEET; SOUTH 47° 38’ 31” EAST 324.40 FEET; SOUTH 55° 45’ 31” EAST 196.00 FEET; SOUTH 14° 13’ 29” WEST 301.40 FEET; SOUTH 88° 59’ 31” EAST 515.34 FEET; SOUTH 53° 55’ 31” EAST 282.45 FEET; TO A POINT ON THE EAST LINE OF THE NORTHWEST QUARTER OF SECTION 28, SAID POINT BEARING SOUTH 0° 35’ 29” WEST 162.30 FEET FROM THE NORTH QUARTER CORNER OF SECTION 28; THENCE RUNNING ALONG SAID EAST LINE SOUTH 0° 35’ 29” WEST 2482.81 FEET TO THE POINT OF BEGINNING.

APN: 209-080-23 AND 209-090-25

LESS AND EXCEPT FROM ALL THE ABOVE DESCRIBED PARCELS ANY BUILDINGS AND IMPROVEMENTS LOCATED ON THE LAND.

THE ABOVE DESCRIBED LAND IS THE SAME AS THAT SHOWN ON THE SURVEY PREPARED BY SLOOTEN CONSULTING, INC., DATED SEPTEMBER 4, 2008, LAST REVISED SEPTEMBER __, 2008, DESIGNATED JOB NO. 8005-03, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PORTION OF SECTION 20, SECTION 21 AND SECTION 28, TOWNSHIP 2 SOUTH, RANGE 4 EAST, MOUNT DIABLO BASE AND MERIDIAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE CENTER OF SAID SECTION 28, BEING ALSO ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE CALIFORNIA AQUEDUCT AND RUNNING THENCE ALONG SAID LINE NORTH 30°48’41” WEST, 705.55 FEET; THENCE NORTH 39°14’33” WEST, 1103.26 FEET; THENCE NORTH 51°50’16” WEST, 1196.73 FEET; THENCE NORTH 45°41’30” WEST, 860.37 FEET; THENCE NORTH 36°08’54” WEST, 851.86 FEET; THENCE NORTH 11°39’05” WEST, 537.07 FEET; THENCE NORTH 26°35’44” WEST, 384.49 FEET; THENCE LEAVING SAID NORTHEASTERLY RIGHT OF WAY LINE NORTH 03°56”00” EAST, 376.91 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE DELTA MENDOTA CANAL; THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE SOUTH 66°53’26” EAST, 163.03 FEET; THENCE SOUTH 80°54’26” EAST, 389.20 FEET; THENCE SOUTH 38°40’34” EAST, 375.71 FEET; THENCE SOUTH 00°26’48” WEST, 279.63 FEET TO A POINT “A”; THENCE NORTH 80°57’48” EAST, 195.04 FEET; THENCE SOUTH 37°59’12” EAST, 307.50 FEET; THENCE SOUTH 89°24’12” EAST, 610.80 FEET; THENCE SOUTH 69°23’12” EAST, 333.60 FEET; THENCE SOUTH 30°54’12” EAST, 492.30 FEET; THENCE SOUTH 47°41’12” EAST, 324.40 FEET; THENCE SOUTH 55°48’12” EAST, 196.00 FEET; THENCE SOUTH 14°10’48” WEST, 301.40 FEET; THENCE SOUTH 89°02’12” EAST, 515.34 FEET; THENCE SOUTH 53°55’57” EAST, 289.20 FEET; THENCE SOUTH 53°29’35” EAST, 565.04 FEET; THENCE SOUTH 44°30’25” EAST, 2312.20 FEET; THENCE LEAVING SAID SOUTHWESTERLY RIGHT OF WAY LINE SOUTH 02°06’16” EAST, 586.02 FEET TO THE NORTHEASTERLY RIGHT OF WAY LINE OF BERKELEY ROAD AS DEPICTED ON THAT CERTAIN MAP ENTITLED “PARCEL MAP MS-98-12” FILED IN BOOK 21 OF PARCEL MAPS, PAGE 120, OFFICIAL RECORD OF SAN JOAQUIN COUNTY; THENCE ALONG SAID RIGHT OF WAY LINE NORTH 89°39’21” WEST, 4.56 FEET TO A POINT ON A 1058.00 FOOT RADIUS TANGENT CURVE; THENCE ALONG SAID CURVE TO THE RIGHT, AN INCLUDED ANGLE OF 24°18’15”, AN ARC DISTANCE OF 448.79 FEET TO A POINT ON A 458.00 FOOT RADIUS COMPOUND CURVE; THENCE ALONG SAID CURVE NORTHWESTERLY, THROUGH AN INCLUDED ANGLE OF 22°43’15”, AN ARC DISTANCE OF 181.62 FEET; THENCE LEAVING SAID RIGHT OF WAY SOUTH 47°22’09” WEST, 84.00 FEET TO A POINT ON THE NORTHWESTERLY RIGHT OF WAY LINE OF STANFORD ROAD AS DEPICTED ON SAID PARCEL MAP, ALSO SAID POINT OF A 35.00 FOOT RADIUS NON-TANGENT CURVE; THENCE ALONG SAID CURVE AND SAID RIGHT OF WAY SOUTHWESTERLY, WHOSE CENTER BEARS SOUTH 47°22’09” WEST, THROUGH AN INCLUDED ANGLE 96°04’29”, AN ARC DISTANCE OF 58.69 FEET TO A POINT ON A 658.00 RADIUS COMPOUND CURVE; THENCE ALONG SAID CURVE TO THE RIGHT, THROUGH AN INCLUDED ANGLE 11°18’40”, AN ARC DISTANCE OF 129.90 FEET; THENCE SOUTH 64°45’18” WEST, 635.59 FEET TO A POINT ON A 1042.00 FOOT RADIUS TANGENT CURVE; THENCE ALONG SAID CURVE TO THE LEFT, THROUGH AN INCLUDED ANGLE 17°30’30” AN ARC DISTANCE OF 318.41 FEET TO A POINT ON A 35.00 FOOT RADIUS REVERSE CURVE; THENCE ALONG

SAID CURVE NORTHWESTERLY, THROUGH AN INCLUDED ANGLE OF 89°10’28”, AN ARC DISTANCE OF 54.47 FEET; THENCE LEAVING SAID RIGHT OF WAY SOUTH 46°25’16” WEST, 84.00 FEET TO A POINT ON THE WESTERLY RIGHT OF WAY LINE OF SCHULTE ROAD AS DEPICTED ON SAID PARCEL MAP SAID POINT ALSO ON A 2042.00 FOOT RADIUS NON-TANGENT CURVE; THENCE ALONG SAID RIGHT OF WAY LINE AND CURVE SOUTHEASTERLY, WHOSE CENTER BEARS NORTH 46°25’16” EAST, THROUGH AN INCLUDED ANGLE OF 00°17’30”, AN ARC DISTANCE OF 10.40 FEET; THENCE SOUTH 43°52’14” EAST, 155.68 FEET; THENCE LEAVING SAID RIGHT OF WAY SOUTH 46°07’46” WEST, 426.08 FEET TO A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF THE CALIFORNIA AQUEDUCT; THENCE NORTH 09°32’23” WEST, 850.69 FEET; THENCE NORTH 28°00’33” WEST, 161.40 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:

COMMENCING AT THE HEREINABOVE DESCRIBED POINT “A”, THENCE SOUTH 00°26’48” WEST 3.28 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00°26’48” WEST 26.35 FEET; THENCE NORTH 89°15’14” WEST 13.27 FEET; THENCE NORTH 27°13’56” EAST 29.44 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT FROM ALL THE ABOVE DESCRIBED PARCELS ANY BUILDINGS AND IMPROVEMENTS LOCATED ON THE LAND.

EXHIBIT H

SCHEDULE OF REQUIRED INSURANCE

Exhibit H - Schedule of Applicable Insurance Coverages

As of August 2008

Policy	Insurance Carrier	Current Policy Term	Coverage	Deductible (All USD)
Workers’ Comp (AOS) - incl. Em. Liab	Liberty Mutual	1/1/08-09	Statutory Limits;	$500,000
Garage Liability (Includes Garage Liability, GKLL, General Liability, Auto Physical Damage, Auto Liability)
Garage - US All States	Liberty Mutual	1/1/08-09	$1M -GKLL; $2M AGG -AL/GL	$500,000
Excess Liability
legal liability, tail coverage	Zurich - Lead	1/1/08-1/1/09	$25M	$1,000.000
Underground Storage Tanks	Zurich	8/13/08-8/13/09	$1M PER /$2M AGGREGATE	$10,000
ALL - Risk Property	LEXINGTON	3/1/08 - 3/1/09	$100M	$100,000
Includes

All Risk Policy with sublimits for accounts receivable automatic coverage, newly acquired, civil & military authority, decontamination expense, Earth Movement, E&O, Fine Arts Leasehold interest, service interruption, transit, valuable papers (See Policy Summary)

Flood - Non High Hazard	LEXINGTON	3/1/08 - 3/1/09	$50M	$100k
Flood - High Hazard	LEXINGTON	3/1/08 - 3/1/09	$2.5M	$1M
Property - CA Earthquake	LEXINGTON	3/1/08 - 3/1/09	$5M	5% of TIV/ BI subject to $100k minimum
Includes:	Axis	3/1/08 - 3/1/09	$15M	$—
Excess Earthquake coverage fo CA locations
Environmental	ADESA -Zurich	9/20/04-9/20/09	$5M PER /$10M AGGREGATE	$250,000
	IAAI - IRG	5/26/2005-/2010		$250,000